                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       DELAWARE GROUP ADVISER FUNDS, INC.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        DELAWARE GROUP CASH RESERVE, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       DELAWARE GROUP EQUITY FUNDS I, INC.
                       -----------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      DELAWARE GROUP EQUITY FUNDS II, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      DELAWARE GROUP EQUITY FUNDS III, INC.
                      -------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      DELAWARE GROUP EQUITY FUNDS IV, INC.
                      ------------------------------------
               (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       DELAWARE GROUP EQUITY FUNDS V, INC.
                       -----------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         DELAWARE GROUP FOUNDATION FUNDS
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      DELAWARE GROUP GOVERNMENT FUND, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        DELAWARE GROUP INCOME FUNDS, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

               DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        DELAWARE GROUP PREMIUM FUND, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                   DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                    DELAWARE GROUP TAX-FREE MONEY FUND, INC.
                    ----------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       DELAWARE GROUP TAX-FREE FUND, INC.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           DELAWARE POOLED TRUST, INC.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

LOGO


                                                                 January 8, 1998

Dear Shareholder:

A Joint Meeting of Shareholders of certain funds within the Delaware Investments family of funds is being held in Philadelphia on March 17, 1999. We ask that you take the time to review the enclosed proxy statement and provide us with your vote on the important issues affecting your fund.

The enclosed proxy statement describes seven separate proposals that affect some or all of the funds. In addition to the election of Board members and ratification of the selection of auditors, the proposals include a change in the designation of investment objectives from "fundamental" to "non-fundamental", approval of new, standardized investment management agreements which contain fee increases, fee decreases or potential fee decreases, and approval of new, standardized sub-advisory agreements. Also, new standardized "fundamental" investment restrictions are proposed for the funds and the current restrictions are proposed to be redesignated as "non-fundamental". The proposed changes will allow the Boards to modify the objectives and "non-fundamental" restrictions in the future without the delay and expense of holding a shareholder meeting. Finally, shareholders are asked to approve management's proposal to reorganize the funds into Delaware business trusts to take advantage of various advantages under Delaware law.

We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and mark, sign and return your proxy card (or cards) in the enclosed postage-paid envelope. You may also call toll-free to vote by telephone, or you may vote using the Internet. The insert accompanying this proxy statement describes how to vote using these methods.

If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares and will review with you the various ways in which you can register your vote.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,


LOGO


Jeffrey J. Nick, Chariman, President and
Chief Executive Officer

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage you to read the attached proxy statement in full; however, the following are some typical questions that shareholders might have regarding this proxy statement.

Q: WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY STATEMENT?

Investment companies are required to obtain shareholders' votes for certain types of action. As a shareholder, you have a right to vote on certain major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY STATEMENT?

There are seven different proposals presented here and they are outlined in the Notice at the beginning of the proxy statement. The Notice describes which proposals apply to which funds.

Q: HOW WOULD THE BROAD-BASED PROPOSALS AFFECT ME AS A FUND SHAREHOLDER?

o Changing the designation of a fund's investment objective from "fundamental" to "non-fundamental" would allow a Fund's Board of Directors, without additional shareholder approval, to make future adjustments to the investment objective to give greater flexibility to respond to market, regulatory or industry changes. Approval of this change would not alter any fund's current investment objective.

o Adopting a standardized list of "fundamental" investment restrictions across all funds would help provide operational efficiencies and make it easier to monitor compliance with these restrictions.

o Converting all existing investment restrictions to "non-fundamental" would allow a fund's Board of Directors to analyze and approve changes to the fund's existing investment restrictions, without additional shareholder approval, to further the goal of standardization of investment restrictions.

o Approval of the proposed fee increases, fee decreases or fee breakpoints for certain funds would ensure management fee levels that will enable those funds to continue to receive high quality investment management services.

o Approval of new standardized investment management agreements for each fund (and standardized sub-advisory agreements where applicable) would help provide operational efficiencies.

o The restructuring of funds from their current form of organization into Delaware business trusts would provide both consistency across the Delaware Investments fund family and flexibility of fund operations.


Q: HOW DO THE BOARD MEMBERS FOR MY FUND RECOMMEND THAT I VOTE?

The Board members for all the funds recommend that you vote in favor of, or FOR, all of the proposals described above.

Q: WHOM DO I CALL FOR MORE INFORMATION ON HOW TO PLACE MY VOTE?

Please call your fund at 1-800-523-1918 or call Shareholder Communications at 1-800-858-0073 for additional information on how to place your vote.


                                   PLEASE VOTE


                             YOUR VOTE IS IMPORTANT

LOGO

                                                              1818 Market Street
                                                          Philadelphia, PA 19103

                          Combined Proxy Statement and
            Notice of Joint Annual/Special Meeting of Shareholders
                          to be Held on March 17, 1999

To the Shareholders of:
Delaware Group Adviser Funds, Inc.
    New Pacific Fund
    Overseas Equity Fund
    U.S. Growth Fund

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund)
    Devon Fund

Delaware Group Equity Funds II, Inc.
    Blue Chip Fund
    Decatur Income Fund
    Decatur Total Return Fund
    Diversified Value Fund
    Social Awareness Fund

Delaware Group Equity Funds III, Inc.
    Trend Fund

Delaware Group Equity Funds IV, Inc.
    Capital Appreciation Fund
    DelCap Fund

Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund
    Retirement Income Fund

Delaware Group Foundation Funds
    Balanced Portfolio
    Growth Portfolio
    Income Portfolio

Delaware Group Global & International Funds, Inc.
    Emerging Markets Fund
    Global Equity Fund (formerly Global Assets Fund)
    Global Bond Fund
    Global Opportunities Fund (formerly Global Equity Fund)
    International Equity Fund
    International Small Cap Fund

Delaware Group Government Fund, Inc.
    U.S. Government Fund

Delaware Group Income Funds, Inc.
    Corporate Bond Fund
    Delchester Fund
    Extended Duration Bond Fund
    High-Yield Opportunities Fund
    Strategic Income Fund

Delaware Group Limited-Term Government Funds, Inc.
    Limited-Term Government Fund

Delaware Group Premium Fund, Inc.
    Capital Reserves Series
    Cash Reserve Series
    Convertible Securities Series
    Decatur Total Return Series
    Delaware Series
    DelCap Series
    Delchester Series
    Devon Series
    Emerging Markets Series
    Global Bond Series
    International Equity Series
    REIT Series
    Small Cap Value Series
    Social Awareness Series
    Strategic Income Series
    Trend Series

Delaware Group State Tax-Free Income Trust
    Tax-Free New Jersey Fund
    Tax-Free Ohio Fund
    Tax-Free Pennsylvania Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Tax-Free Fund, Inc.
    Tax-Free Insured Fund
    Tax-Free USA Fund
    Tax-Free USA Intermediate Fund

Delaware Pooled Trust, Inc.
    The Real Estate Investment Trust Portfolio

This is your official Notice that a Joint Annual/Special Meeting of Shareholders of each open-end registered investment company within the Delaware Investments family listed in bold faced type above (each a "Company") will be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania. Each separate fund within a Company may be referred to as a "Fund." The purpose of the meeting is to consider and act upon the following Proposals and Sub-Proposals that apply either to particular Companies or Funds, and to transact any other business that properly comes before the meeting and any adjournments thereof.

Proposal One: To Elect a Board of Directors or Trustees for the Company

         Proposal One applies to all Companies.

Proposal Two: To Approve the Redesignation of the Fund's Investment Objective from Fundamental to Non-Fundamental

         Proposal Two applies to all Funds except the following, because the following Funds' investment objectives are already non-fundamental:

             Delaware Group Equity Funds II, Inc.
               Blue Chip Fund
               Decatur Total Return Fund
               Diversified Value Fund
               Social Awareness Fund
             Delaware Group Equity Funds III, Inc.
               Capital Appreciation Fund
             Delaware Group Equity Funds V, Inc.
               Retirement Income Fund
             Delaware Group Foundation Funds
               Balanced Portfolio
               Growth Portfolio
               Income Portfolio
             Delaware Group Income Funds, Inc.
               Corporate Bond Fund
               Extended Duration Bond Fund
               High-Yield Opportunities Fund
             Delaware Group Premium Fund, Inc.
               REIT Series


Proposal Three: To Approve Standardized Fundamental Investment Restrictions for the Fund (Includes Seven Sub-Proposals)

         3A:  Industry Concentration
         3B:  Borrowing Money and Issuing Senior Securities
         3C:  Underwriting of Securities
         3D:  Investing in Real Estate
         3E:  Investing in Commodities
         3F:  Making Loans
         3G:  Redesignation of all Current Fundamental Investment
              Restrictions as Non-Fundamental

         Proposal Three applies to all Funds except the following, because the following Funds already have the proposed standardized restrictions:

         Delaware Group Equity Funds II, Inc.
           Diversified Value Fund

         Delaware Group Income Funds, Inc.
           Corporate Bond Fund
           Extended Duration Bond Fund

Proposal Four: To Approve a New Investment Management Agreement for the Fund


         Proposal Four applies to all Funds except the Diversified Value Fund (of Delaware Group Equity Funds II, Inc.), which already adopted a standardized Investment Management Agreement.

Proposal Five: To Approve a New Sub-Advisory Agreement for the Fund

         Proposal Five only applies to the following Funds:

         Delaware Group Adviser Funds, Inc.
            New Pacific Fund
            Overseas Equity Fund
            U.S. Growth Fund
         Delaware Group Equity Funds II, Inc.
            Blue Chip Fund
            Social Awareness Fund
         Delaware Group Global & International
         Funds, Inc.
            Global Equity Fund (formerly Global Assets Fund)
            Global Opportunities Fund (formerly Global Equity Fund)
         Delaware Group Income Funds, Inc.
            Strategic Income Funds, Inc.
         Delaware Group Premium Fund, Inc.
            REIT Series
            Social Awareness Series
            Strategic Income Series
         Delaware Pooled Trust, Inc.
            The Real Estate Investment Trust Portfolio

Proposal Six: To Ratify the Selection of Ernst & Young LLP as Independent
         Auditors for the Company


         Proposal Six applies to all Companies.


Proposal Seven: To Approve the Restructuring of the Company from its Current
         Form of Organization into a Delaware Business Trust


         Proposal Seven applies to all Companies except Delaware Group Foundation Funds, and its Balanced, Growth and Income Portfolios, because that Company is already organized as a Delaware business trust.


Please note that a separate vote is required for each Proposal or Sub-Proposal that applies to your Company or Fund. Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.

LOGO


Jeffrey J. Nick
Chairman, President and Chief Executive Officer

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
NOTICE OF JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

         Proposal One: To Elect a Board of Directors or Trustees for the Company                        2

         Proposal Two: To Approve the Redesignation of the Fund's Investment Objective from             6
                       Fundamental to Non-Fundamental

         Proposal Three: To Approve Standardized Fundamental Investment Restrictions for the            7
                         Fund (Includes Seven Sub-Proposals)
                         3A: Industry Concentration                                                     8
                         3B: Borrowing Money and Issuing Senior Securities                              9
                         3C: Underwriting of Securities                                                10
                         3D: Investing in Real Estate                                                  10
                         3E: Investing in Commodities                                                  10
                         3F: Making Loans                                                              11
                         3G: Redesignation of all Current Fundamental Investment Restrictions          11
                             as Non-Fundamental

         Proposal Four:  To Approve a New Investment Management Agreement for the Fund                 12

         Proposal Five:  To Approve a New Sub-Advisory Agreement for the Fund                          18

         Proposal Six:   To Ratify the Selection of Ernst & Young LLP as Independent Auditors
                         for the Company                                                               21

         Proposal Seven: To Approve the Restructuring of the Company from its Current Form of          21
                         Organization Into a Delaware Business Trust

EXHIBITS

         Exhibit A:      Outstanding Shares as of Record Date                                         A-1
         Exhibit B:      Shareholders Owning 5% or More of a Fund as of October 31, 1998              B-1
         Exhibit C:      Years That Directors or Trustees First Took Office                           C-1
         Exhibit D:      Executive Officers of the Companies                                          D-1
         Exhibit E:      Shareholdings by Directors or Trustees and Nominees in the Delaware
                            Investments Funds as of October 31, 1998                                  E-1
         Exhibit F:      Lists of Current Fundamental Investment Restrictions                         F-1
         Exhibit G:      Information Relating to Investment Management and
                            Sub-Advisory Agreements                                                   G-1
         Exhibit H:      Actual and Hypothetical Expense Tables                                       H-1
         Exhibit I:      Similar Funds Managed by Investment Managers and Sub-Advisors                I-1
         Exhibit J:      Form of Investment Management Agreement                                      J-1
         Exhibit K:      Form of Sub-Advisory Agreement                                               K-1
         Exhibit L:      Form of Agreement and Plan of Reorganization                                 L-1
         Exhibit M:      Differences in Legal Structures                                              M-1


LOGO
                                                              1818 Market Street
                                                          Philadelphia, PA 19103
                                                                  1-800-523-1918

                                 PROXY STATEMENT

                 JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 1999

Meeting Information. The Board of Directors or Trustees (hereafter referred to as the "Board of Directors") of each open-end registered investment company within the Delaware Investments family listed on the accompanying Notice (each a "Company") is soliciting your proxy to be voted at the Joint Annual/Special Meeting of Shareholders to be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania or any adjournments of the meeting (hereafter, the "Meeting").

Purpose of Meeting. The purpose of the Meeting is to consider a number of Proposals and Sub-Proposals that either apply to particular Companies, or to individual funds within the Companies (each a "Fund"). The Proposals and Sub-Proposals, as well as the Companies or Funds to which they apply, are listed in the accompanying Notice.

The Board of Directors for each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, or use one of the other voting methods described in the insert accompanying this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card(s) or use one of the other voting methods described in the insert accompanying this Proxy Statement, promptly to help assure a quorum for the Meeting.

General Voting Information. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director or Trustee and "FOR" each other Proposal or Sub-Proposal concerning your Company or Fund. The persons designated as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the
Meeting: (i) by notifying Delaware Investments in writing; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting.

Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund or Company that they own on the record date, which is December 21, 1998. Exhibit A shows the number of shares of each Fund and Company that were outstanding on the record date and Exhibit B lists the shareholders who own 5% or more of each Fund. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about January 8,1999.

This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Companies or their investment managers or affiliates, through telephone, facsimile, oral or other communications. Shareholders may provide proxy instructions by returning their Proxy Card by mail or fax and may also communicate proxy instructions through the Internet or by telephone via touch-tone voting. Delaware Management Company ("DMC") and Delaware International Advisers Ltd. ("DIAL"), the investment managers for the Funds, on behalf of themselves and the Companies, have engaged Shareholder Communications Corporation ("SCC") to assist in the solicitation. The estimated cost of engaging SCC, which will be shared by DMC, DIAL and the Companies, is set forth below:

                                                                      Range
                                                                      -----

  Delaware Group Adviser Funds, Inc.............................$_____ to $_____
  Delaware Group Cash Reserve, Inc..............................$_____ to $_____
  Delaware Group Equity Funds I, Inc............................$_____ to $_____
  Delaware Group Equity Funds II, Inc...........................$_____ to $_____
  Delaware Group Equity Funds III, Inc..........................$_____ to $_____
  Delaware Group Equity Funds IV, Inc...........................$_____ to $_____
  Delaware Group Equity Funds V, Inc............................$_____ to $_____
  Delaware Group Foundation Funds...............................$_____ to $_____
  Delaware Group Global & International Funds, Inc..............$_____ to $_____
  Delaware Group Government Fund, Inc...........................$_____ to $_____
  Delaware Group Income Funds, Inc..............................$_____ to $_____
  Delaware Group Limited-Term Government Funds, Inc.............$_____ to $_____
  Delaware Group Premium Fund, Inc..............................$_____ to $_____
  Delaware Group State Tax-Free Income Trust ...................$_____ to $_____
  Delaware Group Tax-Free Money Fund, Inc.......................$_____ to $_____
  Delaware Group Tax-Free Fund, Inc.............................$_____ to $_____
  Delaware Pooled Trust, Inc....................................$_____ to $_____

Votes Required to Approve each Proposal or Sub-Proposal. Three Proposals within this Proxy Statement affect all shareholders of a Company as a whole, regardless of whether or not the Company consists of a number of individual Funds. These Proposals are the election of Directors, the ratification of the selection of the independent auditors and the reorganization of the Company from its current structure to a Delaware business trust. All shareholders of a Company vote together on these Proposals. The remaining Proposals or Sub-Proposals contained in this Proxy Statement only affect particular Funds and, therefore, only shareholders of those Funds are permitted to vote on those Proposals or Sub-Proposals. The amount of votes of a Company or Fund that are needed to approve the different Proposals or Sub-Proposals varies. The voting requirements are described within each Proposal or Sub-Proposal.

Delaware Pooled Trust, Inc. ("Pooled Trust") is comprised of The Real Estate Investment Trust Portfolio and several other funds. With regard to the Proposals that apply to all Pooled Trust funds, shareholders of those other funds have received a separate proxy statement relating to the same Proposals and their votes will be combined with shareholders of The Real Estate Investment Trust Portfolio.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present or a majority of outstanding voting securities for approval. (These different voting standards are explained in the various Proposals.) DMC or DIAL will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown on the top of the previous page of the Proxy Statement.

Proposal One: To Elect a Board of Directors or Trustees for the Company

This Proposal applies to all Companies.

You are being asked to vote to elect each of the following nominees to the Board of Directors or Trustees for your Company (hereafter referred to as "Board of Directors"). The nominees are: Jeffrey J. Nick, Walter P. Babich, John H. Durham, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Charles E. Peck, Wayne A. Stork and Jan R. Yeomans. With the exception of Jan R. Yeomans, each nominee is currently a member of the Board of Directors for each Company. If elected, these persons will serve as Directors until the next Annual or Special Meeting of Shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used to vote for a substitute nominee or nominees as recommended by the existing Boards of Directors.

Directors and Nominees. Presented below is information about the age, position with the Companies, principal occupation and past business experience of each current Director/Trustee and nominee. Exhibit C lists the year in which each individual became a Director of each Company.


---------------
* This nominee is considered to be an "interested person" of each Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Companies.

Jeffrey J. Nick* (45), Chairman, President, Chief Executive Officer and Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Director of Delaware Management Holdings, Inc., 1997 to present; President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc., 1996 to present; Director of Delaware International Advisers Ltd., 1998 to present; Director of Vantage Global Advisors, Inc., 1996 to present; Director of Lynch & Mayer Inc. (investment adviser), 1997 to present; Managing Director of Lincoln National UK plc, 1992-1996; Senior Vice President of Lincoln National Corporation responsible for corporate planning and development, 1989-1992.

Walter P. Babich (71), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

John H. Durham (61), Director and/or Trustee of 19 investment companies in the Delaware Investments family. Consultant to Delaware Investments, 1991-1997; Partner of Complete Care Services, 1995 to present; Chairman of the Board of each investment company in the Delaware Investments family from 1986 to 1991; Director Emeritus from 1995 through 1998, at which time he was reappointed to the Boards; President of each company from 1977 to 1990; and Chief Executive Officer of each company from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times within the Delaware Investments organization.

Anthony D. Knerr (59), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc. 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

Ann R. Leven (57), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Treasurer, National Gallery of Art, 1994 to present; Director of four investment companies sponsored by Acquila Management Corporation, 1985 to February, 1998; Deputy Treasurer of the National Gallery of Art, 1990 to 1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

W. Thacher Longstreth** (77), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Philadelphia City Councilman, 1984 to present; Consultant20 , Packard Press, 1988 to present; Senior Partner, MLW Associates (business consulting), 1983 to present; Director, Healthcare Services Group, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, MicroLeague Micromedia, Inc. (computer game publisher), 1996 to present; Director, Tasty Baking Company, 1968-1991; Vice Chairman, The Winchell Company (financial printing), 1983-1988.

---------------
* This nominee is considered to be an "interested person" of each Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Companies.

Thomas F. Madison (62), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Chief Executive Officer of MLM Partners, Inc., 1993 to present; Chairman of the Board of Communications Holdings, Inc., 1996 to present; Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Valmont Industries (irrigation systems and steel manufacturing), 1987 to present; Director of Eltrax Systems, Inc. (data communications integration), 1993 to present; Director of Minnegasco, Span Link Communications (software), 1995 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1997 to present; Director of Aon Risk Services, 1996 to present; Director of Digital River, 1997 to present.

Charles E. Peck (72), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group, Inc., 1981 to 1990.

Wayne A. Stork* (61), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware Investments organization.

---------------
* This nominee is considered to be an "interested person" of each Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Companies.

** This Director is retiring from service on the Board of Directors for each Company on ____, and, therefore, is not a nominee.

Jan R. Yeomans (50), Vice President and Treasurer of the 3M Corporation, 1994 to Present; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1994; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant - Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

Board and Committee Meetings. During the twelve months ended October 31, 1998, each Company held [(Delaware to advise:) _________] Board meetings.

Each Board of Directors has an Audit Committee for the purpose of meeting, at least annually, with the Company's independent auditors and officers to oversee the quality of financial reporting and the internal controls of the Company, and for such purposes as the Board of Directors may from time to time direct. The Audit Committee of each Company consists of the following four Directors appointed by the Board, all of whom are considered to be independent because they are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"): Ann R. Leven, Chairperson, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held [(Delaware to advise:) ________] meetings for each Company during the twelve months ended October 31, 1998.

Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Company consists of the following three Directors appointed by the Boards, two of whom are considered to be independent Directors: Wayne A. Stork, Anthony D. Knerr and W. Thacher Longstreth. [(Please confirm:) This Committee met once during the past year for the purpose of determining the proposed list of nominees for this Meeting.] The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. Each Nominating Committee will consider suggestions for Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Companies.

Board Compensation. Each independent Director receives compensation from each Company of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Companies. Each independent Director (other than John H. Durham) currently receives a total annual retainer fee of $38,500 for serving as a Director for all 34 Companies within the Delaware Investments family, plus $3,145 for each set of Board meetings attended (seven regular meetings). John H. Durham currently receives a total annual retainer fee of $31,000 for serving as a Director for 19 Companies within the Delaware Investments family, plus $1,757.50 for each set of Board meetings attended. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all Companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

Under the terms of each Company's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Company for a period of time equal to the lesser of the number of years that such person served as a Director or the remainder of such person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the Company at the time of such person's retirement. If an eligible Director of each Company within the Delaware Investments family had retired as of October 31, 1998, he or she would have been entitled to annual payments in an amount equal to the annual retainer fee noted in the previous paragraph. The following table identifies the amount each Director received from each Company during its last fiscal year.

                                  Wayne A.  Jeffrey J. Walter P.  John H.   Anthony D.  Ann R.   W. Thacher    Thomas F.  Charles E.
          Company Name             Stork       Nick     Babich    Durham(1)   Knerr     Leven    Longstreth   Madison(2)    Peck
          -------------            -----       ----     ------    --------    -----     -----    ----------   ---------     ----
Delaware Group Adviser Funds,
 Inc.                                None       None      $         N/A        $         $         $          $            $
Delaware Group Cash Reserve,
 Inc.                                None       None      $         N/A        $         $         $          $            $
Delaware Group Equity Funds, I,
 Inc.                                None       None      $         N/A        $         $         $          $            $
Delaware Group Equity Funds II,
 Inc.                                None       None      $         N/A        $         $         $          $            $
Delaware Group Equity Funds
 III, Inc.                           None       None      $         N/A        $         $         $          $            $
Delaware Group Equity Funds IV,
 Inc.                                None       None                N/A        $         $         $          $            $
Delaware Group Equity Funds V,
 Inc.                                None       None      $         N/A        $         $         $          $            $
Delaware Group Foundation Funds      None       None      $         N/A        $         $         $          $            $
Delaware Group Global &
 International Funds, Inc.           None       None      $         N/A        $         $         $          $            $
Delaware Group Government Fund,
 Inc.                                None       None      $         N/A        $         $         $          $            $
Delaware Group Income Funds,
 Inc.                                None       None      $         N/A        $         $         $          $            $
Delaware Group Limited-Term
 Government Funds, Inc.              None       None      $         N/A        $         $         $          $            $
Delaware Group Premium Fund,
 Inc.                                None       None      $         N/A        $         $         $          $            $
Delaware Group State Tax-Free
 Income Trust                        None       None      $         N/A        $         $         $          $            $
Delaware Group Tax-Free Money
 Fund, Inc.                          None       None      $         N/A        $         $         $          $            $
Delaware Group Tax-Free Fund,
 Inc.                                None       None      $         N/A        $         $         $          $            $
Delaware Pooled Trust, Inc.          None       None      $         N/A        $         $         $          $            $
Total Compensation From All
Companies in the Delaware
Investments Family for the 12
months ended October 31, 1998        None       None      $         $          $         $         $          $            $

---------------
(1) Mr. Durham re-joined the Boards of Directors of most of the Companies in the Delaware Investments family on April 16, 1998.

(2) Mr. Madison joined the Boards of Directors of the Companies on May 1, 1997.

Officers. Each Board of Directors and the senior management of the Companies appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Companies: Wayne A. Stork, Jeffrey J. Nick, David K. Downes, Richard G. Unruh, Paul E. Suckow, Michael P. Bishof, George M. Chamberlain, Jr., Joseph H. Hastings, Patrick P. Coyne, Mitchell L. Conery, Paul A. Matlack, Gary A. Reed, Babak Zenouzi, Gerald
T. Nichols, Christopher S. Beck, George H. Burwell, Robert L. Arnold, Gerald S. Frey, Roger A. Early, John B. Fields, Paul Grillo, Cynthia L. Isom, Frank X. Morris, James F. Stanley and Paul Dokas. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Stork and Mr. Nick, whose information is set forth above along with the other Directors and nominees. The Exhibit also identifies which officers are also officers of DMC or DIAL. The above officers of the Companies own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL.

While in the employ of Oppenheimer Management Corporation, Mr. Paul E. Suckow was the subject of an Administrative Proceeding brought by the U.S. Securities and Exchange Commission ("SEC"). As a result of this proceeding, Mr. Suckow was found to have violated Section 34(b) of the 1940 Act by failing properly to disclose material facts in certain books and records by order of the SEC dated December 1, 1992. Mr. Suckow was suspended from the business for 120 days.

Management's Ownership of the Funds. Attached to this Proxy Statement as Exhibit E is a list of the Directors' and nominees' shareholdings of the various Funds within the Delaware Investments family on an individual basis. Exhibit A lists the aggregate holdings by all of the Directors, nominees and executive officers as a group.

Required Vote. With the exception of Delaware Group Adviser Funds, Inc., each Director of a Company shall be elected by a plurality of votes cast by shareholders of the Company, regardless of the votes of individual Funds within the Company. This means that the nominees receiving the largest number of votes will be elected to fill the available Board positions. For Delaware Group Adviser Funds, Inc., each Director shall be elected by a majority of votes cast by shareholders of the Company, regardless of the votes of individual Funds within the Company.

Proposal Two: To Approve the Redesignation of the Fund's Investment Objective from Fundamental to Non-Fundamental

This Proposal applies all Funds except the following, because the following Funds' investment objectives are already designated as non-fundamental:


             Delaware Group Equity Funds II, Inc.
               Blue Chip Fund
               Decatur Total Return Fund
               Diversified Value Fund
               Social Awareness Fund
             Delaware Group Equity Funds III, Inc.
               Capital Appreciation Fund
             Delaware Group Equity Funds V, Inc.
               Retirement Income Fund
             Delaware Group Foundation Funds
               Balanced Portfolio
               Growth Portfolio
               Income Portfolio
             Delaware Group Income Funds, Inc.
               Corporate Bond Fund
               Extended Duration Bond Fund
               High-Yield Opportunities Fund
             Delaware Group Premium Fund, Inc.
               REIT Series


The investment objective of each Fund to which this Proposal applies, like many of the older Delaware Investments Funds, is designated as "fundamental," which means that any changes, even those not resulting in significant changes in the way a fund is managed or the risks to which it is subject, require shareholder approval. Under the 1940 Act, a Fund's investment objective is not required to be fundamental. However, many investment companies have elected to classify their investment objectives as fundamental. This practice arose largely as a result of comments provided by state securities regulators in their review of Fund registration statements during the state registration process, as well as because of historical drafting conventions.

In light of the enactment of National Securities Markets Improvement Act of 1996, which eliminated state securities administrative review of investment company registration statements, and in order to provide the Boards of Directors with enhanced flexibility to respond to market, industry or regulatory changes, the Directors have approved the redesignation from fundamental to non-fundamental of each Fund's investment objective. A non-fundamental investment objective may be changed at any time by the Directors without the delay and expense of soliciting proxies and holding a shareholder meeting.

For a complete description of the investment objective of your Fund, please consult your Fund's prospectus. The redesignation from fundamental to non-fundamental will not alter any Fund's current investment objective. If this Proposal is approved, however, Fund management intends to request that the Directors consider a number of modifications to the language used to describe certain Funds' investment objectives. The requested modifications are designed to modernize and standardize the expression of such investment objectives, but if these modifications are implemented, neither the principal investment design nor the day-to-day management of the Funds would be materially altered. If at any time in the future, the Directors approve a change in a Fund's non-fundamental investment objective, either in connection with the currently anticipated modernization and standardization or otherwise, shareholders will be given notice of the change prior to its implementation.

Required Vote. Approval of this proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. If the redesignation of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

At meetings of the Directors held in July and September, 1998, the Directors considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Board of Directors if each relevant Fund's fundamental investment objective were redesignated as non-fundamental and the Board unanimously approved the proposed change.

The Board of Directors unanimously recommends that you vote FOR the redesignation of the investment objective of your Fund as non-fundamental.

Proposal Three: To Approve Standardized Fundamental Investment Restrictions for the Fund (This Proposal involves separate votes on Sub-Proposals 3A through 3G)

This Proposal applies to all Funds except the following, which already are subject to the proposed standardized investment restrictions:

                      Delaware Group Equity Funds II, Inc.
                             Diversified Value Fund
                        Delaware Group Income Funds, Inc.
                               Corporate Bond Fund
                           Extended Duration Bond Fund

                                Proposal Overview

Each Fund is subject to investment restrictions which establish percentage and other limits that govern the Fund's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Funds, in their descretion, are permitted to deem other restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by the Board of Directors without shareholder approval. Of course, any change in a Fund's investment restrictions, whether fundamental or not, would be approved by the Board and reflected in the Fund's prospectus or other offering documents.

Unlike investment objectives and policies, which are often different for each Fund, investment restrictions for Funds tend to be the same or similar, because they are based on legal or regulatory requirements that apply to all Funds. Over the years, however, as new Funds were created or added to the Delaware Investments family, investment restrictions relating to the same activities were expressed in a variety of different ways. Many older Funds are subject to investment restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, a number of Funds adopted fundamental restrictions in response to state laws and regulations that no longer apply because they were preempted by the National Securities Markets Improvement Act of 1996. As a result, a number of fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required at all.

The Directors, together with Fund management and the investment managers and sub-advisers, have analyzed the current fundamental investment restrictions of each Fund, and have concluded that six new standardized fundamental investment restrictions should be adopted for each Fund. The proposed investment restrictions relate only to activities that are required under the 1940 Act to be the subject of fundamental policies and restrictions. Management believes that a modern, standardized list of restrictions will enhance the ability of the Funds to achieve their objectives because the Funds will have greater investment management flexibility to respond to changes in market, industry or regulatory conditions. In addition, standardized restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

Each Fund currently has fundamental investment restrictions that govern the same activities covered by the proposed fundamental investment restrictions, and a number of Funds currently have other fundamental investment restrictions governing additional activities. Management is recommending that all current fundamental investment restrictions of each Fund be re-classified as non-fundamental, at the same time that the six new standardized fundamental investment restrictions are adopted for each Fund. If the current fundamental restrictions are made non-fundamental, the Directors would be able to modify or eliminate the current restrictions without the costs or delays associated with a shareholder vote.

The proposed changes will not affect any Fund's investment objective and will not change the way any Fund is currently being managed or operated, since all current investment restrictions will remain in place as non-fundamental restrictions. If, as proposed, the current fundamental investment restrictions are reclassified as non-fundamental, management intends in the future to recommend that the Board of Directors approve certain modifications designed to result in a more modern and standardized list of investment restrictions for the various Delaware Investments Funds. The recommendations by management will likely involve the modification or elimination of current restrictions. The Board of Directors for each Fund will determine separately whether elimination or modification of a common investment restriction is appropriate for that Fund.

The fundamental investment restrictions are generally found in each Fund's Statement of Additional Information ("SAI"). Accordingly, if shareholders approve the proposed fundamental investment restrictions for each Fund, then Fund management will update each Fund's SAI to reflect the standardized investment restrictions.

The fundamental investment restrictions for the Delaware Group State Tax-Free Income Trust, a Pennsylvania common law trust, are found both in the Fund's SAI and its Procedural Guidelines (the functional equivalent of Bylaws for a corporation). Funds are not required to have fundamental investment restrictions in their Procedural Guidelines or Bylaws. Therefore, in addition to standardizing the fundamental investment restrictions for Delaware Group State Tax-Free Income Trust, management also proposes to amend that Fund's Procedural Guidelines to remove the fundamental investment restrictions from that document. Hence, any shareholder of that Fund who votes to adopt the standardized fundamental investment restrictions will simultaneously be voting to remove the investment restrictions from the Fund's Procedural Guidelines.

The six new proposed fundamental investment restrictions are described below within the relevant Sub-Proposals. In addition, Exhibit F contains a list of the current fundamental investment restrictions for each Fund which are proposed to be reclassified as non-fundamental. Unless all of the Sub-Proposals are approved by shareholders of a particular Fund, none of the Sub-Proposals will be adopted for that Fund.

Required Vote. Approval of each Sub-Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. With regard to the Delaware Group State Tax-Free Income Trust, the same vote that is required to standardize the fundamental investment restrictions is also sufficient to amend the Fund's Procedural Guidelines.

The Directors of each Fund have voted to adopt each of the proposed standardized fundamental investment restrictions for the Funds, as well as to approve the reclassification of the existing fundamental investment restrictions as non-fundamental, and unanimously recommend that you vote FOR each Sub-Proposal 3A through 3G for your Fund.

Sub-Proposal 3A: To adopt a new fundamental investment restriction concerning the concentration of the Fund's investments in the same industry.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. A mutual fund concentrates its investments, for purposes of the SEC, if it invests more than 25% of its "net" assets (exclusive of cash, U.S. government securities and tax-exempt securities) in a particular industry or group of industries. Having the concentration policy apply to "net" assets represents a recent change by the SEC staff from its previous concentration standard which applied to 25% of a fund's "total" assets. The change would slightly reduce a fund's ability to concentrate, since the "net" assets figure is lower than "total" assets of a fund because liabilities are subtracted.

Most Funds currently have a fundamental investment restriction prohibiting them from concentrating their investments in the same industry. There are, however, numerous variations in the way that the investment restriction is described in the Funds' offering documents. In addition, most restrictions define concentration in terms of a percentage of "total assets," rather than in accordance with the new "net assets" standard.

The Board of Directors recommends that the shareholders of each Fund approve the standardized fundamental investment restriction set forth below. In approving the proposed investment restriction and concluding that it would recommend the investment restriction to Fund shareholders, the Directors considered that the proposed investment restriction will standardize the concentration restriction for the Funds and is intended to provide flexibility for Funds to respond to changes in the SEC staff's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a shareholder vote.

Adoption of the proposed fundamental restriction will not materially affect the way the Funds are currently managed or operated because the existing concentration restrictions will remain in place as non-fundamental policies unless and until a Fund's Board of Directors modifies such policies in the future.

         Proposed Concentration Restriction: The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

Each Fund's Board of Directors has also approved a related non-fundamental policy, which will be adopted for each Fund if the new fundamental restriction is approved and which provides that, in applying the concentration restriction:
(i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities. This non-fundamental policy is intended to keep the concentration restriction from unnecessarily limiting a Fund's investments.

Sub-Proposal 3B: To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

Introduction to Sub-Proposal. The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities. A "senior security" is defined as an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits funds from issuing senior securities, in order to limit their ability to use leveraging. In general, a fund uses leveraging when it enters into securities transactions with borrowed money or money to which it has only a temporary entitlement.

The limitations on borrowing and issuing senior securities are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that take precedence over the rights of shareholders. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a fund fails to adhere to the restrictions applicable to borrowing, the fund will be considered to have issued an impermissible senior security. Under the 1940 Act, a fund's investment restrictions relating to borrowing and senior securities must be fundamental.

The current investment restrictions concerning borrowing and senior securities vary considerably from Fund to Fund and are set forth in Exhibit F. Shareholders of each Fund are being asked to approve the following new standardized fundamental restriction that covers both borrowing and senior securities and which is designed to reflect all current regulatory requirements.

         Proposed Borrowing and Senior Securities Restriction: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Senior Securities. SEC staff interpretations under the 1940 Act allow open-end funds to engage in a number of types of transactions which might be considered to raise "senior securities" or "leveraging" concerns, so long as the funds meet certain collateral requirements set by the SEC staff. These collateral requirements are designed to protect shareholders. For example, some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (these transactions may be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions, to meet the SEC staff's collateralization requirements. Consistent with SEC staff positions, the senior security restrictions for Funds formed by Delaware Investments in recent years specifically permit the Funds to engage in Leveraging -Type transactions. Most of the older Funds, however, have fundamental restrictions that simply prohibit Funds from issuing senior securities, except for notes to banks.

Borrowing. Under the 1940 Act, an open-end fund is permitted to borrow up to 5% of its total assets for temporary purposes from any person so long as the borrowing is privately arranged, and to also borrow from banks, provided that if such bank borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this latter provision is to allow an open-end fund to borrow from banks amounts up to one-third (33 1/3%)) of its total assets (including the amount borrowed). Open-end funds typically borrow money to meet redemptions to avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows open-end funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The borrowing restrictions for Funds formed by Delaware Investments in recent years permit borrowing to the extent allowed under the 1940 Act, while other Funds limit borrowings to 10% or 5% of assets, rather than the 33 1/3% allowed by law. Further, a number of older Funds only permit borrowing "as a temporary measure for extraordinary purposes" and others provide that the Fund may not borrow for leveraging purposes or purchase securities while borrowings are outstanding.

Effects of the Proposed Investment Restrictions. Since the proposed investment restriction would provide greater flexibility for such Funds to engage in borrowing and to engage in Leveraging-Type Transactions, the Funds may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Fund's total return. Further, upon engaging in Leveraging-Type Transactions, such Funds could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks.

Board Recommendation. The Board of Directors recommends that the shareholders of each Fund approve the proposed fundamental investment restriction for each Fund. The proposed investment restriction will establish a standardized borrowing and senior securities restriction which is written to provide flexibility for Funds to respond to changes in legal, regulatory or market developments. Adoption of the new restriction, however, will not affect the way such Funds are currently managed or operated because the existing restrictions will remain as non-fundamental policies unless and until a Fund's Board of Directors modifies these policies in the future.

Sub-Proposal 3C: To adopt a new fundamental investment restriction concerning underwriting.

Each Fund is currently subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a Fund's policy or restriction relating to underwriting must be fundamental. A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

From time to time, a mutual fund may purchase a security for investment purposes which it later sells or re-distributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for most Funds specifically permits such re-sales. Management, consistent with SEC staff interpretations, believes that the Funds legally would not be regulated as underwriters in these circumstances.

The Board of Directors recommends that the shareholders of each Fund approve the standardized fundamental investment restriction regarding underwriting set forth below. The proposed restriction is substantially similar to the current restriction for most Funds. The new restriction is proposed for each Fund because it will help to achieve the goal of standardization of the language of the investment restrictions among all Funds. Adoption of the proposed restriction will not affect the way the Funds are currently managed or operated.

         Proposed Underwriting Restriction: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Sub-Proposal 3D: To adopt a new fundamental investment restriction concerning investments in real estate.

Most of the Funds currently have a fundamental investment restriction prohibiting the purchase or sale of real estate. The Real Estate Investment Trust Portfolio of Pooled Trust and the REIT Series of Delaware Group Premium Fund, Inc., however, may own real estate directly as a result of a default on securities it owns. Most Funds' restrictions allow the Funds to invest in companies that deal in real estate, or to invest in securities that are secured by real estate. Under the 1940 Act, a Fund's policy or restrictions regarding investment in real estate must be fundamental.

The Board of Directors recommends that the shareholders of each Fund approve the fundamental investment restriction concerning real estate set forth below. The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Funds. The proposed investment restriction will permit Funds to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objectives and policies. Adoption of the proposed restriction will not affect the way the Funds are managed or operated because the current restrictions will remain as non-fundamental policies unless and until a Fund's Board of Directors modifies them in the future.

         Proposed Real Estate Restriction: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Sub-Proposal 3E: To adopt a new fundamental investment restriction concerning investments in commodities.

Most of the Funds are currently subject to fundamental restrictions prohibiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, policies and restrictions regarding commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. If a Fund buys a financial futures contract, it obtains the right to receive (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund is entitled to receive) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

The Board of Directors recommends that the shareholders of each Fund approve the fundamental investment restriction concerning commodities set forth below for each Fund. The proposed restriction would standardize the language of the restriction among the various Funds and provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, and, thus is broader than many Funds' current restrictions. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager determines that such investments are advisable and such practices are later affirmatively authorized by the Board. Adoption of the restriction will not affect the way the Funds are currently managed or operated because the existing commodities restrictions will remain as non-fundamental policies unless and until a Fund's Board of Directors modifies the policies in the future.

         Proposed Commodities Restriction: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Sub-Proposal 3F: To adopt a new fundamental investment restriction concerning lending by the Fund.

Most of the Funds are currently subject to a fundamental investment restriction limiting their ability to make loans. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans, most current fundamental restrictions specifically permit such investments. In addition, a number of the Funds' lending restrictions explicitly permit Funds to lend their portfolio securities to broker-dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income.

The Board of Directors recommends that the shareholders of each Fund approve the standardized fundamental investment restriction concerning lending described below for each Fund. The proposed restriction prohibits loans by the Funds except in the circumstances described above and, in some cases, would provide more flexibility than the current lending restriction because of the authority to engage in securities lending. Although securities lending involves certain risks if the borrower fails to return the securities, management believes that increased flexibility to engage in securities lending does not materially increase the risk to which the Funds are currently subject. Also, the adoption of the restriction will not affect the way the Funds are currently managed or operated, because the existing lending restrictions will remain in place as non-fundamental policies unless and until a Fund's Board of Directors modifies such policies in the future.

         Proposed Lending Restriction: The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Sub-Proposal 3G: To redesignate all current fundamental investment restrictions as non-fundamental.

Each Fund currently is subject to its own list of fundamental investment restrictions. Exhibit F lists the current fundamental investment restrictions of each Fund. Most of the Funds are also subject to certain non-fundamental investment restrictions. As described in the previous Sub-Proposals, most Funds have a fundamental investment restriction governing concentration, borrowing and senior securities, underwriting, real estate, commodities and lending. Many of the Funds, especially the older Funds, have additional fundamental investment restrictions governing activities that are no longer required to be subject to fundamental investment restrictions.

The Directors and Fund management recognize that many of the current fundamental investment restrictions cover the same activities as the proposed, standardized fundamental investment restrictions so that there will be overlapping restrictions. However, rather than asking shareholders for approval to eliminate the current restrictions at this time in favor of the new standardized restrictions, the Board of Directors is recommending that all current fundamental restrictions be redesignated as non-fundamental. After the current investment restrictions are made non-fundamental, Fund management and the Directors will analyze and evaluate each Fund's investment restrictions on an individual basis while considering the particular investment objective and policies of the Fund. Over time, the Funds' investment restrictions can be standardized, if appropriate. With the exception of a Fund's classification as a diversified fund for purposes of the 1940 Act, the proposed redesignation of the current investment restrictions as non-fundamental will provide the Directors with the authority and ability to make such changes without being required to seek an additional shareholder vote.

The conversion of investment restrictions to non-fundamental will provide management of the Funds with the flexibility to respond to industry changes and also to take advantage of unique pricing and distribution structures that have developed over the past ten years. For example, eliminating certain fundamental restrictions and converting them to non-fundamental would permit the Funds to operate in a "master-feeder" structure at some point in the future should management determine that such a structure were appropriate.

In a "master-feeder" structure, investors purchase shares of one or more feeder funds which, in turn, invest all of their assets in corresponding master funds which have identical investment objectives, policies and restrictions as the feeder funds. The assets are collectively managed at the master fund level and the different feeder funds can have varying distribution and expense structures. The principal advantage of the master-feeder structure is the consolidation of investment management of multiple identical investment pools into one investment pool. The structure is also sufficiently flexible to permit offshore feeder funds' assets to be managed at the master fund level.

By making the investment restrictions non-fundamental, management will have the flexibility to ensure that the investment restrictions of a Fund will not limit the Fund's ability to operate in a master-feeder structure. Before any existing Fund would convert to a master-feeder structure, shareholders would be notified of such a change and the prospectus of the particular Fund would be amended to disclose the ability to operate in a master-feeder structure.

Proposal Four: To Approve a New Investment Management Agreement for the Fund

This Proposal applies to all Funds except the Diversified Value Fund (of Delaware Group Equity Funds II, Inc.), which has already adopted an Investment Management Agreement which conforms to the standardized form being proposed for the other funds.

                                Proposal Overview

Shareholders of most of the Funds are being asked to approve a new Investment Management Agreement with either Delaware Management Company (previously defined as "DMC") or Delaware International Advisers Ltd. (previously defined as "DIAL"), one of which currently manages each Fund. The New Investment Management Agreements will reflect one or more of the following changes, all of which are explained in further detail below.

   o Management fee increase or management fee decrease, together with the addition or restructuring of fee "breakpoints," which reduce fee rates as Fund assets grow.

   o Potential management fee decrease due to the introduction or restructuring of breakpoints which would result in lower fees as Fund assets grow.

   o   Elimination of a provision concerning shareholder approval of amendments.

   o   Elimination of a provision concerning a Fund trading desk.

   o   Addition of a provision concerning the use of a sub-adviser.


To determine which proposed changes apply to your Fund, please check the table at the end of this Proposal.

Required Vote. Approval of this Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

If shareholders approve the new Agreements, any modified management fees will take effect on [(Delaware to advise:) ____________], or at a later date if the Meeting is postponed or adjourned. If a new Agreement is not approved for a particular Fund, the current Agreement will continue in effect.

The Board of Directors for each Fund has unanimously approved the proposed Agreements and recommends that you vote FOR the new Investment Management Agreement for your Fund.

                       Proposed Changes in Management Fees

Purpose of Management Fees. Each Fund has hired either DMC or DIAL to serve as its investment manager. Under the current Investment Management Agreements, the portfolio management team for each Fund regularly decides which securities or instruments to buy or sell for the Fund and the investment manager directly or indirectly arranges for the placement and execution of orders for the purchase or sale of such securities and instruments. The investment manager is also responsible for each Fund's regulatory compliance and general administrative operations and provides regular reports to the Board of Directors. The management fees paid by a Fund are used by its investment manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Fund and to administer its affairs.

Reasons for Proposed Changes in Management Fees. At the request of the Boards, management recently undertook a complete review of the level and structure of the management fees for each Fund within the Delaware Investments family. The extensive review process was performed with the guidance of an outside consultant to help ensure the accuracy of the results and conclusions. The process involved the comparison of each Fund with its own universe of "competing" funds, which were identified based on investment objective, asset type and distribution channel. Once competing funds were identified, management compared fee rates at various asset sizes to evaluate both fee rates and breakpoint structures. Management's goal was to establish a consistent fee structure for the various Delaware Investments Funds that would be competitive with funds with a similar investment objective and size in the current marketplace.

Management believes that a competitive management fee structure is needed to ensure that Delaware Investments will continue to be able to deliver Funds with competitive expense ratios and provide the increased investment opportunities and service options that are now available to shareholders. Also, in recent years, management has noticed increased competition for talented investment and service professionals along with growing expenses in order to recruit and retain such personnel. By establishing fee levels at competitive market rates, management believes it can continue to attract talented professionals and support high-quality, long-term investment management and shareholder services to help maintain solid investment performance.

Description of Proposed Changes in Management Fees. As a result of its analysis, Fund management has identified a number of different management fee pricing levels to be established for the Funds in the Delaware Investments family, each reflecting the dynamics and complexity of managing the assets of particular categories of Funds based on asset type (such as equity or fixed-income), sub-divisions within asset type (such as "insured" or "non-insured" fixed-income securities) and geography (such as domestic or international). In addition, Fund management identified a standardized schedule of breakpoints for Funds at each of the management fee level categories, so that management fees will be reduced if a Fund's assets grow to certain levels, in order to allow the Funds to benefit from economies of scale. The meetings described in this Proxy Statement are part of a series of shareholder meetings to be held at which the standardized management fee pricing levels and schedules of breakpoints will be put into place for many of the Delaware Investments Funds.

The chart included in Exhibit G shows the current and proposed management fee rates for each Fund and the dollar amounts paid to the investment manager and its affiliates during the last fiscal year. If a management fee increase is proposed, the chart shows the dollar amount that the Fund would have paid to DMC or DIAL if the proposed management fees had been in effect. The chart also shows whether DMC or DIAL has waived any management fees and the effect that such waivers would have had on the amounts paid under the proposed Agreement. In addition, in order to demonstrate the effect that the proposed management fee changes are expected to have on the overall expenses of the Funds, Exhibit H contains a Fee Table for each Fund for which a management fee increase is proposed, showing the actual expense levels under the current management fees and the projected expense levels following implementation of the proposed management fees.

Board Consideration of Proposed Management Agreement Changes. In considering the proposed management fee changes, the Directors reviewed extensive materials concerning the methodology used by management to identify competitive peer groups for comparison and to develop proposed management fee pricing and breakpoint levels for the various categories of Funds. The Directors reviewed separate reports for each Fund containing detailed comparative management fee and expense information of each Fund and other funds in the relevant peer group, as well as expense ratio comparisons with relevant mutual fund indices. The Directors assessed how the management fee changes would position each Fund within its peer group. The Directors also reviewed and considered performance and ranking data for each Fund along with other comparative funds within the investment objective category, as well as a performance comparison to a relevant securities index for each Fund. In addition to the expense and performance information, the Directors reviewed the investment manager's historical profitability with respect to each Fund and the anticipated effects of any management fee changes.

The Directors also considered the reasons presented by management with respect to each proposed management fee change, including the anticipated impact of management fee increases or decreases on shareholders of the Funds. In support of fee increases for particular Funds, the Directors considered various factors including the enhanced service options and investment opportunities that are made available to shareholders, the growing expense associated with recruiting and retaining qualified investment and service professionals in an increasingly competitive industry and the importance of supporting quality, long-term service by investment managers to help achieve solid investment performance.

Following consideration of all of the information and factors discussed above, the Directors for each Fund, including all of the independent Directors, unanimously approved the proposed management fee changes.

           Other Proposed Changes to Investment Management Agreements

In addition to modifications to the management fee structure, certain other changes to the Investment Management Agreements are proposed, one or more of which may apply to a particular Fund. The proposed changes are designed to eliminate provisions that appear in certain older Funds' Agreements and to standardize the form of Agreement among all Funds within the Delaware Investments family. Please refer to the table below to determine whether the changes are proposed for your Fund's Agreement.

Shareholder Approval of Amendments to Investment Management Agreements. Under the 1940 Act, shareholder approval is normally required before any fund investment management agreement can be materially amended. The purpose of this requirement is to allow shareholders to make decisions concerning provisions of an investment management agreement that could affect their investment.

Funds are, however, permitted to amend such agreements without shareholder approval if the change involves a decrease in management fee rates or a potential decrease due to the introduction or restructuring of breakpoints. In such cases, the SEC staff believes that mutual funds should not be required to experience the delay and costs of seeking shareholder approval, since shareholders are generally assumed to be in favor of management fee decreases.

Certain current Investment Management Agreements require shareholder approval of any amendment to the Agreement, regardless of whether shareholder approval would be required under federal law. Management proposes to change the Agreements to permit amendments without shareholder approval in appropriate circumstances like those described above.

Elimination of Fund Trading Desk. In order for the Funds to buy and sell securities, written instructions must be provided to brokers or dealers who execute portfolio transactions. Although most investment management agreements in the mutual fund industry provide that the investment manager is responsible for selecting brokers or dealers to effect such transactions, the Agreements for certain Funds provide that the Funds' employees are responsible for providing instructions to brokers or dealers relating to the execution of portfolio transactions. As a result, these Funds maintain a Fund trading desk staffed by Fund personnel. Management currently believes that the investment manager or sub-adviser should be responsible for placing portfolio transactions rather than Fund employees and has concluded that the Agreements should be modified accordingly.

Authority to Use Sub-Advisers. As the investment management industry has grown increasingly specialized, it has become increasingly common for mutual funds whose portfolios include investments in a particular specialized asset class to utilize the services of sub-investment advisers ("sub-advisers") with particular expertise in managing the asset class. Typically, such sub-advisory arrangements are established with contracts between the investment manager and the sub-adviser, with the investment manager retaining supervision over the portfolio. For example, DMC utilizes sub-advisers in managing Funds that engage in socially conscious investing and that invest primarily in foreign securities or real estate investment trusts.

The Investment Management Agreement for certain Funds do not contain a provision authorizing the use of a sub-adviser. Therefore, Fund management is proposing that the new Agreements for these Funds contain the sub-adviser provision, in order to standardize the Agreement with the other Delaware Investments Funds and authorize the use of sub-advisers if the Board desires to approve the use of a sub-adviser in the future. Any future use of a sub-adviser would also require approval by shareholders.

Miscellaneous Changes. In addition to the changes discussed above, there are certain miscellaneous changes designed to standardize the form of Agreement among all Delaware Investments Funds. First, the Agreements for the Funds will reflect non-material language and structural changes to conform to the standard Delaware Investments model Agreement. Second, each new Agreement will contain a provision permitting the names "Delaware," "Delaware Investments" or "Delaware Group" to be used by other Funds, series or classes, whether already existing or to be created in the future, which are, or may be, sponsored or advised by DMC or DIAL. The first Delaware Investments Fund to use the word "Delaware" in its name was the Delaware Balanced Fund (formerly Delaware Fund) series of Delaware Group Equity Funds I, Inc., which was originally established in 1938. DMC understands that the Delaware Balanced Fund may have a claim to the use of the name "Delaware." Without reaching any conclusion as to such claim, each Agreement will recognize the ability of multiple Funds to use the words described above in their names.

             Summary of Changes to Investment Management Agreements

The following table lists all of the Funds for which new Investment Management Agreements are proposed, as well as the types of changes that are proposed for each Agreement.

                                                                                      Elimination
                                                                                           of
                                                                                      Shareholder     Elimination    Authority
                                                                                      Approval for      of Fund       to Use
          Company/Fund Name                        Management Fee Change               Amendments    Trading Desk   Sub-Adviser
          -----------------                        ---------------------              ------------   ------------   -----------
Delaware Group Adviser Funds, Inc.

   New Pacific Fund                     0.05% increase/add breakpoints

   Overseas Equity Fund                 0.15% decrease/add breakpoints

   U.S. Growth Fund                     0.05% decrease/add breakpoints

Delaware Group Cash Reserve, Inc.       0.075% decrease/change breakpoints(1,2)            X                             X

Delaware Group Equity Funds I, Inc.

   Delaware Balanced Fund (formerly
     Delaware Fund)                     0.125% increase/change breakpoints(1,3)            X               X             X

   Devon Fund                           0.05% increase/change breakpoints                  X               X             X

Delaware Group Equity Funds II, Inc.

   Blue Chip Fund                       Potential decrease due to change in
                                          breakpoints

   Decatur Income Fund                  0.075% increase/change breakpoints(1,4)            X               X             X

   Decatur Total Return Fund            0.05% increase/change breakpoints(1,5)             X               X             X

   Social Awareness Fund                Potential decrease due to change in
                                          breakpoints

Delaware Group Equity Funds III, Inc.

   Trend Fund                           0.05% decrease/add breakpoints(1,6)                X               X             X

Delaware Group Equity Funds IV, Inc.

   Capital Appreciation Fund            Potential decrease due to change in
                                          breakpoints                                                      X             X

   DelCap Fund                          0.05% decrease/add breakpoints(1,6)                X               X             X

Delaware Group Equity Funds V, Inc.

   Small Cap Value Fund                 Potential decrease due to addition of
                                          breakpoints(1)                                   X               X             X

   Retirement Income Fund               Potential decrease due to change in
                                          breakpoints                                                      X             X

Delaware Group Foundation Funds

  Balanced Portfolio                    None                                                               X

  Growth Portfolio                      None                                                               X

  Income Portfolio                      None                                                               X

Delaware Group Global & International
Funds, Inc.

   Emerging Markets Fund                Potential decrease due to addition of
                                          breakpoints                                                                    X

   Global Equity Fund (formerly
   Global Assets Fund)                  0.10% increase/add breakpoints(1)                  X                             X


---------------
(1) The current management agreement provides that the fees paid by the Fund will be reduced by the amount of the independent director fees. The proposed agreement does not provide for such a reduction. This change increases the amount paid by the fund, but has virtually no impact on reportable expenses.

(2) Under the proposed management agreement, the initial management fee rate for the Fund is 0.05% lower than the initial management fee rate under the current agreement; however, the breakpoints have changed so that the applicable fee rate at the current asset size will result in an actual fee decrease of 0.075%.

(3) Under the proposed management agreement, the initial management fee rate for the Fund is 0.05% higher than the initial management fee rate under the current agreement; however, the breakpoints have changed so that the applicable management fee rate at the current asset size will result in an actual fee increase of 0.125%, with the exception of independent directors'/trustees' fees (see footnote 1).

(4) Under the proposed management agreement, the initial management fee rate for the fund is 0.05% higher than the initial management fee rate under the current agreement; however, the breakpoints have changed so that the applicable management fee rate at the current asset size will result in an actual fee increase of 0.075%, with the exception of independent directors'/trustees' fees (see footnote 1).

(5) Under the proposed management agreement, the initial management fee rate for the fund is 0.05% higher than the initial management fee rate under the current agreement; however, at the Fund's current asset level, the applicable management fee rate under the proposed agreement is equal to the applicable management fee rate under the current agreement, with the exception of independent directors'/trustees' fees (see footnote 1).

(6) The current management agreement provides that the Fund will pay a flat management fee while the proposed agreement introduces a breakpoint structure. The initial management fee rate under the proposed agreement is equal to the management fee rate under the current agreement; however, at the Fund's current asset level, the applicable management fee rate is 0.05% lower than the rate under the current agreement, with the exception of independent directors'/trustees' fees (see footnote 1).


                                                                                      Elimination
                                                                                           of
                                                                                      Shareholder     Elimination    Authority
                                                                                      Approval for      of Fund       to Use
          Company/Fund Name                        Management Fee Change               Amendments    Trading Desk   Sub-Adviser
          -----------------                        ---------------------              ------------   ------------   -----------
   Global Bond Fund                     Potential decrease due to addition of
                                          breakpoints(1)                                   X                             X

   Global Opportunities Fund
   (formerly Global Equity Fund)        0.05% increase/add breakpoints

   International Equity Fund            0.10% increase/add breakpoints(1)                  X                             X

   International Small Cap Fund         Potential decrease due to addition of
                                          breakpoints                                                                    X

Delaware Group Government Fund, Inc.

   U.S. Government Fund                 0.05% decrease/add breakpoints(1)                  X               X             X

Delaware Group Income Funds, Inc.

   Corporate Bond Fund

   Delchester Fund                      0.05% increase/change breakpoints(1,2)             X               X             X

   Extended Duration Bond Fund

   High-Yield Opportunities Fund        Potential decrease due to change in
                                          breakpoints                                                      X             X

   Strategic Income Fund                Potential decrease due to change in
                                          breakpoints                                                      X

Delaware Group Limited-Term
Government Funds, Inc.

   Limited-Term Government Fund         Potential decrease due to addition of
                                          breakpoints(1)                                   X                             X

Delaware Group Premium Fund, Inc.

   Capital Reserves Series              0.10% decrease/add breakpoints(1)                  X               X             X

   Cash Reserve Series                  0.05% decrease/add breakpoints(1)                  X               X             X

   Convertible Securities Series        Potential decrease due to addition of
                                          breakpoints                                                      X

   Decatur Total Return Series          0.05% increase/add breakpoints(1)                  X               X             X

   Delaware Series                      0.05% increase/add breakpoints(1)                  X               X             X

   DelCap Series                        Potential decrease due to addition of
                                          breakpoints(1)                                   X               X             X

   Delchester Series                    0.05% increase/add breakpoints(1)                  X               X             X

   Devon Series                         0.05% increase/add breakpoints                                     X

   Emerging Markets Series              Potential decrease due to addition of
                                          breakpoints                                                                    X

   Global Bond Series                   Potential decrease due to addition of
                                          breakpoints                                                                    X

   International Equity Series          0.10% increase/add breakpoints(1)                  X                             X

   REIT Series

   Small Cap Value Series               Potential decrease due to addition of
                                          breakpoints                                      X               X             X

   Social Awareness Series              Potential decrease due to addition of
                                          breakpoints                                                      X

   Strategic Income Series              Potential decrease due to addition of
                                          breakpoints                                                      X

   Trend Series                         Potential decrease due to addition of
                                          breakpoints                                      X               X             X

Delaware Group State Tax-Free Income
Trust

   Tax-Free New Jersey Fund             Potential decrease due to change in
                                          breakpoints                                                      X             X

   Tax-Free Ohio Fund                   Potential decrease due to change in
                                          breakpoints                                                      X             X

   Tax-Free Pennsylvania Fund           0.05% decrease/change breakpoints(1)               X               X             X

Delaware Group Tax-Free Money Fund,
Inc.                                    0.05% decrease/add breakpoints(1)                  X               X             X

Delaware Group Tax-Free Fund, Inc.

   Tax-Free Insured Fund                0.10% decrease/add breakpoints(1)                  X                             X


---------------
(1) The current management agreement provides that the fees paid by the Fund will be reduced by the amount of the independent director fees. The proposed agreement does not provide for such a reduction. This change increases the amount paid by the Fund, but has virtually no impact on reportable expenses.

(2) Under the proposed management agreement, the initial management fee rate for the Fund is 0.05% higher than the initial management fee rate under the current agreement; however, at the Fund's current asset level, the applicable management fee rate under the proposed agreement is equal to the applicable management fee rate under the current agreement, with the exception of independent directors'/trustees' fees (see footnote 1).



   Tax-Free USA Fund                    0.075% decrease/change breakpoints(1,2)            X               X             X

   Tax-Free USA Intermediate Fund       Potential decrease due to addition of
                                          breakpoints(1)                                   X               X             X

Delaware Pooled Trust, Inc.

   The Real Estate Investment Trust     Potential decrease due to addition of
Portfolio                                 breakpoints                                      X               X


---------------
(1) The current management agreement provides that the fees paid by the Fund will be reduced by the amount of the independent director fees. The proposed agreement does not provide for such a reduction. This change increases the amount paid by the Fund, but has virtually no impact on reportable expenses.

(2) Under the proposed management agreement, the initial management fee rate for the Fund is 0.05% lower than the initial management fee rate under the current agreement; however, the breakpoints have changed so that the applicable fee rate at the current asset size will result in an actual decrease of 0.075%, with the exception of independent directors'/trustees' fees (see footnote 1).

                    Information About the Investment Managers

DMC serves as investment manager for many of the Funds that are participating in this meeting. DMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

DIAL serves as investment manager for some of the Funds that are participating in this meeting and as sub-adviser for others. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Advisers Act and is a member of the Investment Management Regulatory Organisation (IMRO) in the United Kingdom. Since 1990, DIAL has managed the overseas assets of the Funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, England EC2V 6EE.

On November 1, 1998, DMC was managing approximately $15.8 billion in assets in various open-end and closed-end mutual fund accounts. DIAL was managing approximately $10.5 billion in institutional or separately managed accounts (approximately $8.5 billion) and mutual fund accounts (approximately $2 billion) on the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of $17.3 billion on that date.

Both DMC and DIAL are indirect, wholly owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters in Fort Wayne, Indiana, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

DMC and DIAL also provide investment management or sub-advisory services to other Funds within the Delaware Investments family which have investment objectives that are similar to those of the Funds to which this Proxy Statement applies. For the names of such other Funds, together with the current (and proposed, in some cases) management or sub-advisory fee rates for such Funds, see Exhibit I.

DMC is a series of Delaware Management Business Trust. The Trustees who operate the business and their principal occupations (which are positions with DMC) are as follows: Wayne A. Stork, Chairman, President, Chief Executive Officer and Chief Investment Officer; Richard G. Unruh, Jr., Executive Vice President; David
K. Downes, Executive Vice President, Chief Operating Officer and Chief Financial Officer; and George M. Chamberlain, Jr., Senior Vice President and Secretary; and John B. Fields, Vice President/Senior Portfolio Manager.

Wayne A. Stork is the Chairman, Chief Executive Officer and a Director of DIAL. David G. Tilles is the Managing Director, Chief Investment Officer and a Director of DIAL. In addition to Mr. Stork and Mr. Tilles, the present directors of DIAL and their principal occupations (unless noted in the paragraph above relating to DMC) are as follows: Jeffrey J. Nick, President of Delaware Management Holdings, Inc. and President and Chief Executive Officer of each of the Companies comprising the Delaware Investments family of funds; G. Roger H. Kitson, Vice Chairman of DIAL; Richard G. Unruh; David K. Downes; Richard J. Flannery, Executive Vice President and General Counsel of DMC; George M. Chamberlain, Jr.; John C. E. Campbell, Executive Vice President of Delaware Investment Advisers (a series of Delaware Management Business Trust); Hamish O. Parker, Director of DIAL; Timothy W. Sanderson, Chief Investment Officer, Equities of DIAL; Clive A. Gillmore, Regional Research Director of DIAL; Ian G. Sims, Deputy Managing Director/Chief Investment Officer/Global Fixed Income of DIAL; George E. Deming, Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust); John Emberson, Company Secretary and Finance Director of DIAL; Nigel G. May, Regional Research Director of DIAL; Elizabeth A. Desmond, Regional Research Director of DIAL.

                    Other Information Relevant to Approval of
                        Investment Management Agreements

The form of proposed Investment Management Agreement for the Funds is attached as Exhibit J. Each Current and Proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Fund by (i) a vote of a majority of the Board of Directors, or
(ii) a vote of a majority of the outstanding voting securities of the Fund, and
(iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Fund, by a vote of a majority of the Board of Directors, or (ii) by a vote of a majority of the outstanding voting securities of a Fund, or (iii) by DMC or DIAL, as relevant, at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed Agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Funds. The services provided may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager in connection with their investment decision-making process with respect to one or more Funds or accounts that they manage, and need not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, services provided constitute in some part brokerage and research services used in connection with the investment decision-making process and constitute in some part services used in connection with administrative or other functions not related to the investment decision-making process. In such cases, the investment manager will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Fund, the investment manager or sub-adviser shall not be liable to the Fund or any shareholder of the Fund for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

                         Other Agreements with the Funds

Each Company is currently party to a Distribution Agreement relating to the Funds with Delaware Distributors, L.P. (the "Distributor"), an affiliate of DMC and DIAL. The Distributor's principal address is 1818 Market Street, Philadelphia, PA 19103. Pursuant to the Distribution Agreement, the Distributor provides underwriting, distribution and marketing services to the Funds. The Agreement includes references to distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act. The Companies are also parties to a Shareholders Services Agreement and a Fund Accounting Agreement with Delaware Service Company, Inc. ("DSC"), an affiliate of DMC and DIAL, pursuant to which DSC provides fund accounting, shareholder servicing, dividend disbursing and transfer agency services. Exhibit G to this Proxy Statement lists the amount of any payments made to the Distributor pursuant to Rule 12b-1 Plans and to DSC pursuant to service agreements, for each Fund's most recently completed fiscal year.

Proposal Five: To Approve a New Sub-Advisory Agreement for the Fund

This Proposal only applies to the following Funds:

Delaware Group Adviser Funds, Inc.                           Delaware Group Income Funds, Inc.
   New Pacific Fund                                             Strategic Income Fund
   Overseas Equity Fund                                      Delaware Group Premium Fund, Inc.
   U.S. Growth Fund                                               REIT Series
Delaware Group Equity Funds II, Inc.                              Social Awareness Series
   Blue Chip Fund                                                 Strategic Income Series
   Social Awareness Fund                                     Delaware Pooled Trust, Inc.
Delaware Group Global & International Fund, Inc.                The Real Estate Investment Trust Portfolio
   Global Equity Fund (formerly Global Assets Fund)
   Global Opportunities Fund (formerly Global Equity Fund)

Shareholders of each of the Funds listed above are being asked to approve a new Sub-Advisory Agreement with their Fund's existing sub-adviser. Exhibit G to this Proxy Statement lists the current sub-adviser for each Fund, along with the sub-advisory fee rates and other information about the current sub-advisory agreements. New Agreements are required at this time because the existing Agreements will terminate if new Investment Management Agreements are approved as described in Proposal Four.

The proposed Sub-Advisory Agreements do not contain any changes in sub-advisory fee rates and are largely identical to the current Sub-Advisory Agreements. There are a number of minor changes in language in the form of the Agreement, which are designed to result in a single, standardized Agreement among all Delaware Investments Funds that utilize sub-advisers.

One new provision is proposed for Funds which have Sub-Advisory Agreements that provide for the calculation of the sub-advisory fees based on a percentage of assets of the Fund. The new provision would require the sub-adviser to share in any fee waiver or expense limitation arrangement entered into by the Fund's investment manager. This provision does not affect the amounts to be paid by the Fund, but the sub-adviser may receive less, depending on management fee waivers or expense limitations.

Required Vote. Approval of this Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The proposed Sub-Advisory Agreement for any Fund will not take effect until shareholders approve a new Investment Management Agreement for the Fund. [(Delaware to confirm:)] If a proposed Sub-Advisory Agreement is not approved for a Fund, the investment manager will take responsibility for all aspects of investment management until such time as a new sub-advisory arrangement is approved by the Board and by shareholders.

The Board of Directors for each Fund has unanimously approved the proposed Sub-Advisory Agreements and recommends that you vote FOR the new Sub-Advisory Agreement for your Fund.

                       Information About the Sub-Advisers

DMC and DIAL. Both DMC and DIAL serve in a sub-adviser capacity for certain Funds within the Delaware Investments family. The background of each firm, along with the professionals responsible for operating each business, are described above in connection with the proposed new Investment Management Agreements. Please refer to the prior Proposal for that information.

AIB Govett, Inc. AIB Govett is the sub-adviser for the New Pacific Fund of Delaware Group Adviser Funds, Inc. The firm is registered as an investment adviser under the Advisers Act and, together with its predecessor firm, has been providing advisory services to the New Pacific Fund since May 4, 1996. AIB Govett is located at 250 Montgomery Street, Suite 1200, San Francisco, CA 94104.

On November 30, 1998, AIB Govett was managing approximately $13.9 billion in assets for various investment trusts, investment companies and pension funds. The names and fee rates for other similar funds managed or sub-advised by AIB Govett are set forth in Exhibit I.

AIB Govett is a wholly-owned subsidiary of AIB Asset Management Holdings Limited, which is itself a majority owned subsidiary of Allied Irish Banks plc. Keith Mitchell is the President and Managing Director of AIB Govett. John Murray, Kevin Pakenham, Brian Lee, Eileen Fitzpatrick and Maurice Harte each serve as Joint Chief Investment Officers and Directors of AIB Govett and Colin Kreidwolf is the firm's Chief Financial/Operating Officer.

Lynch & Mayer, Inc. ("L&M"). L&M serves as sub-adviser for the U.S. Growth Fund of Delaware Group Adviser Funds, Inc. L&M is registered as an investment adviser under the Advisers Act and has served as the sub-adviser to the U.S. Growth Fund since October 27, 1997. L&M is located at 520 Madison Avenue, New York, New York 10022.

On November 30, 1998, L&M was managing approximately $4.2 billion in assets for various pension funds, foundations, endowments, trusts, high net worth individuals and investment companies.

L&M is an indirect, wholly-owned subsidiary of Lincoln National Corporation and an affiliate of DMC and DIAL. Edward J. Petner serves as L&M's Chief Executive Officer and also as a Portfolio Manager and member of the Board of Directors. In addition to Mr. Petner, the present directors of L&M and their principal occupations are as follows: Robert R. Coby, Chief Operating Officer; David K. Downes, Chief Operating Officer; Dennis P. Lynch, Portfolio Manager; and Jeffrey
J. Nick, Chief Executive Officer. David K. Downes also serves as the Executive Vice President, Chief Operating Officer and Chief Financial Officer of the U.S. Growth Fund. Jeffrey J. Nick serves as President, Chief Executive Officer and Director of the U.S. Growth Fund.

Vantage Global Advisors, Inc. ("VGA"). VGA serves as sub-adviser for the Blue Chip Fund of Delaware Group Equity Funds II, Inc., the Strategic Income Fund of Delaware Group Income Funds, Inc. and the Strategic Income Series of Delaware Group Premium Fund, Inc. The firm is registered as an investment adviser under the Advisers Act. VGA is located at 630 Fifth Avenue, New York, New York 10111.

On November 30, 1998, VGA was managing $8.8 billion in assets for pension plans, endowments, insurance and commingled products and investment companies. VGA is an indirect, wholly-owned subsidiary of Lincoln National Corporation and an affiliate of DMC and DIAL. T. Scott Wittman is the President, Chief Executive Officer and a Director of VGA. In addition to T. Scott Wittman, the present directors of VGA and their principal occupations are as follows: Jeffrey Nick, President and Chief Executive Officer of Delaware Management Holdings; Bruce Barton, President and Chief Executive Officer of Delaware Distributors, LLP; Tom McMeekin, Chief Investment Officer, Lincoln Investment Management; and Dennis Blume, Senior Vice President, Lincoln Investment Management. In addition to serving on the Board of Directors for VGA, Jeffrey Nick is also the President, Chief Executive Officer and Director of each of the Blue Chip Fund, the Strategic Income Fund and the Strategic Income Series.

Lincoln Investment Management, Inc.("LIM"). LIM serves as sub-adviser for the Real Estate Investment Trust Portfolio of Delaware Pooled Trust, Inc and the REIT Series of Delaware Group Premium Fund, Inc. LIM is registered as an investment adviser under the Advisers Act and is located at 200 E. Berry Street, Fort Wayne, Indiana 46802.

LIM's primary activity is institutional fixed-income investment management and consulting. Such activity includes fixed-income portfolios, private placements, real estate debt and equity and asset/liability management. On November 30, 1998, LIM was managing approximately $40,966,661,373 in assets.

LIM is a wholly owned subsidiary of Lincoln National Corporation and an affiliate of DMC and DIAL. H. Thomas McMeekin serves as President, Chief Investment Officer and a Board Member of LIM. In addition to Mr. McMeekin, the present directors of LIM and their principal occupations are as follows: J. Michael Keeter, Vice President and General Counsel; and Steven R. Brody, Vice President.

                    Other Information Relevant to Approval of

                             Sub-Advisory Agreements

The form of proposed Sub-Advisory Agreement for the Funds is attached as Exhibit
K. Each Current and Proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Fund by (i) a vote of a majority of the Board of Directors, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Fund, by a vote of a majority of the Board of Directors, or (ii) by a vote of a majority of the outstanding voting securities of a Fund, or (iii) by the sub-adviser at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed sub-advisory agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager, sub-adviser or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Funds. The services provided may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager or sub-adviser in connection with their investment decision-making process with respect to one or more Funds or accounts that they manage, and need not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, services provided constitute in some part brokerage and research services used in connection with the investment decision-making process and constitute in some part services used in connection with administrative or other functions not related to the investment decision-making process. In such cases, the sub-adviser will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Fund, the sub-adviser shall not be liable to the Fund or any shareholder of the Fund for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

Proposal Six: To Ratify the Selection of Ernst & Young LLP as Independent Auditors for the Company

This Proposal applies to all Companies.

The Boards of Directors have selected Ernst & Young LLP as independent auditors of each Company for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Each Companies' Audit Committee meets periodically with the representatives of Ernst & Young LLP to receive reports from Ernst & Young LLP and plan for the Companies' audits.

Required Vote. A simple majority (more than 50%) of the outstanding voting securities of each Company, regardless of individual Funds within a Company, is required to ratify the selection of Ernst & Young LLP as independent auditor for each such Company, except that the shareholders of Delaware Group Adviser Funds, Inc., Delaware Group Foundation Funds and Delaware Group State Tax-Free Income Trust may ratify the auditor selection with a majority of "votes cast," which could be less than 50% of a Company's outstanding voting securities.

The Board of Directors of each Company unanimously recommends that you ratify the selection of Ernst & Young LLP as independent auditors for such Company for the current fiscal year.

Proposal Seven: To Approve the Restructuring of the Company from its Current Form of Organization into a Delaware Business Trust


This Proposal applies to all Companies except for Delaware Group Foundation Funds, and its Balanced, Growth and Income Portfolios.

The Boards of Directors and Trustees of each Company (except Delaware Group Foundation Funds) (the "Current Boards") have approved separate Agreements and Plans of Reorganization (a "Plan" or the "Plans") substantially in the form attached to this Proxy Statement as Exhibit L. Each Plan provides for a reorganization (a "Reorganization") pursuant to which each Company will change its state and form of organization from a Maryland corporation, or a Pennsylvania common law trust in the case of Delaware Group State Tax-Free Income Trust, into a Delaware business trust. Each Company may be referred to in this Proposal as a "Current Fund" or the "Current Funds." For those Companies that currently issue series of shares, the Series are referred to in this Proposal as the "Current Series."

For each Current Fund, the Reorganization involves the continuation of the Current Fund in the form of a newly created Delaware business trust. The newly created Delaware business trusts are referred to in this Proposal as the "New Funds." Separate classes and series of shares of each Delaware business trust that correspond to the classes and series of each Current Fund will carry on the business of the Current Fund. Delaware Group Cash Reserve, Inc. ("Cash Reserve") and Delaware Group Tax-Free Money Fund, Inc. ("Tax-Free Money Fund") do not currently issue series of shares. These Companies will be reorganized as a series of a corresponding Delaware business trust. The series of shares of the New Funds that correspond to the Current Series of shares of the Current Funds and Cash Reserve and Tax-Free Money Fund are referred to in this Proposal as the "New Series." Each New Fund and New Series will have substantially the same name as its corresponding Current Fund and Current Series.

Under the Reorganization, the investment objectives of each New Series will be the same as those of its corresponding Current Fund and Current Series, as applicable; the portfolio securities of each Current Fund and Current Series will be transferred to its corresponding New Series; and shareholders will own interests in each New Fund that are equivalent to their interests in the Current Fund on the closing date of the Reorganization. The directors or trustees, and the officers and employees of each Current Fund on the effective date of the Reorganization will become the trustees, officers and employees, respectively, of the corresponding New Fund and will operate the New Fund in the same manner as they previously operated the Current Fund. The investment manager responsible for the investment management of each New Series will be the same as the investment manager to the Current Fund and Current Series, as applicable. For those Current Series with sub-advisory arrangements, the sub-adviser for each New Series will be the same as the sub-adviser to the Current Series. In essence, a shareholder's investment in a Current

Fund will not change for all practical purposes. The investment manager of each Current Fund and Current Series is referred to as the "Current Adviser" and, for those Current Series with sub-advisory arrangements, the sub-adviser to each Current Series is referred to as the "Current Sub-Adviser."

Background and Reasons for the Reorganizations. The Current Boards unanimously recommend conversion of the Current Funds into Delaware business trusts because they have determined that the Delaware business trust form of organization is an inherently flexible form of organization and provides certain administrative advantages to the Companies. Delaware trust law contains provisions specifically designed for mutual funds. Those provisions take into account the unique structure and operation of mutual funds, and allow mutual funds to simplify their operations by reducing administrative burdens so that, in general, they may operate more efficiently. For example, mutual funds organized as Delaware business trusts are not required to hold annual shareholders' meetings and may create new series or classes of shares without obtaining the approval of shareholders at a meeting.

Under Delaware business trust law, the New Funds will have the flexibility to respond to future business contingencies. For example, a New Fund will have the power to consolidate with another entity, to cause each New Series to become a separate trust and to change the New Fund's domicile all without a shareholder vote, unless such vote is required under the 1940 Act or other applicable law. This flexibility could help to assure that the New Fund operates under the most advanced form of organization and could help reduce the expense and frequency of future shareholders' meetings for non-investment related issues.

The Reorganizations also will increase uniformity among the mutual funds within the Delaware Investments family. Increased uniformity among the mutual funds, many of which share common directors, trustees, officers and service providers, is expected to reduce the costs and resources devoted to compliance with varying state corporate or trust laws and also reduce administrative burdens.

Another advantage that is afforded to a mutual fund organized as a Delaware business trust is that there is a well established body of corporate precedent that may be relevant in deciding issues pertaining to the trust.

For these reasons, the Current Boards believe it is in the interests of the shareholders of the Current Funds to reorganize the Current Funds into Delaware business trusts. At present, it appears that the most advantageous time to consummate the Reorganizations is on or before ________________, 1999. This date, however, may be modified by the Current Fund and the New Fund. The Current Boards reserve the right to abandon the Reorganizations if they determine that such action is in the best interests of the Current Funds.

The following discussion applies to the Reorganization of each Current Fund, except where otherwise specifically noted.

Consequences and Procedures of the Reorganization. Upon consummation of the Reorganization, the New Fund will continue the Current Fund's business with the same investment objectives, policies and restrictions that are in effect for the Current Fund and Current Series, as applicable, at the time of the consummation of the Reorganization (see the discussion under "Investment Policies and Restrictions" below). The net asset value of the shares of each class of each Current Series, as well as the net asset value of the shares of each class of Cash Reserve and Tax-Free Money Fund, will not be affected by the Reorganization. The New Fund has been organized specifically for the purpose of effecting the Reorganization. Immediately prior to the effective date of the Reorganization (as defined in the Plan), each New Fund will have outstanding only one share of each class of beneficial interest of each New Series corresponding to the shares of each class of each Current Series. Immediately prior to the effective date of the Reorganization, the New Series corresponding to Cash Reserve and Tax-Free Money Fund will have outstanding only one share of each class of beneficial interest corresponding to the shares of each class of Cash Reserve and Tax-Free Money Fund, respectively. The Current Fund will be the sole holder of the shares of beneficial interest. The Plan contemplates that the directors and trustees serving at the time of the Reorganization will serve as the trustees of the New Fund, with comparable responsibilities. The officers of the Current Fund will become officers of the New Fund with comparable responsibilities. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to the Current Fund, the New Fund or the holders of shares of the Current Fund. (See "Federal Income Tax Consequences of the Plan.")

To accomplish the Reorganization, the Plan provides that the Current Fund will transfer all of its assets or the assets of the Current Series, as applicable, subject to its related liabilities, to the corresponding New Fund and to each of its corresponding New Series. The New Fund will establish an account for each shareholder and will credit to that account the exact number of full and fractional shares of the class of the New Series that such shareholder previously held in the same class of the corresponding Current Series or Current Fund, as applicable, on the effective date of the Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Current Fund and Current Series, as applicable, that he or she owned. On the date of the Reorganization, the net asset value per share of each class of shares of each Current Series, and the net asset value per share of each class of shares of Cash Reserve and Tax-Free Money Fund, will be the same as the net asset value per share of the corresponding class of shares of the New Series. The New Fund will assume all liabilities and obligations of its corresponding Current Fund. As soon as practicable after the effective date of the Reorganization, the Current Fund will be dissolved and its existence terminated.

On the effective date of the Reorganization, each certificate representing shares of a class of a Current Fund or Current Series, as applicable, will represent an identical number of shares of the same class of the corresponding New Series. Shareholders will have the right to exchange their certificates of the Current Fund for certificates of the New Fund. A shareholder, however, is not required to make this exchange of certificates.

The Plan provides that the effective date of the Reorganization will be (i) the next business day after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Current Fund at which the Plan will be considered, or (ii) such later date as the Current Fund and the New Fund may mutually agree. It is expected that this will be on ________________, 1999, or such earlier time as the Current Board deems advisable and in the best interests of the Current Fund and its shareholders. The Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Current Board. If the Reorganization is not so approved or if the Current Board determines to terminate or abandon the Reorganization, the Current Fund will continue to operate as a Maryland corporation or a Pennsylvania common law trust, as applicable.

Capitalization and Structure. Each New Fund was established pursuant to a substantially identical Agreement and Declaration of Trust ("Trust Document") under the laws of the State of Delaware. Each New Fund is organized as a series company. The Trust Document permits the Trustees to issue an unlimited number of shares of beneficial interest, with no par value. The Board of Trustees of the New Fund has the power to divide such shares into an unlimited number of series or classes of beneficial interest without shareholder approval. Cash Reserve and Tax-Free Money Fund will be reorganized as a New Series of a corresponding New Fund. Each of the other New Funds has designated the same number of series and classes as its corresponding Current Fund. Each share of a New Series represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees.

Shares of the respective classes of the New Series have substantially the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the shares of the corresponding Current Fund or Current Series, as applicable. Please see Exhibit M, "Comparison and Significant Differences for Delaware Business Trusts and Maryland Corporations" and "Comparison and Significant Differences for Delaware Business Trusts and Pennsylvania Common Law Trusts." Shares of the respective classes of both the Current Fund and the Current Series and the corresponding New Series are fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

Prior to the Reorganization, the New Fund will have nominal assets and no liabilities. The sole shareholder of the New Fund will be the corresponding Current Fund. Each New Fund and New Series will have the same investment objective and policies as its corresponding Current Fund and Current Series, as applicable, at the time of the Reorganization. (See the discussion under "Investment Policies and Restrictions" below.) The Current Adviser will provide investment management services to the New Fund and the New Series as it does to the Current Fund and the Current Series, as applicable. For the New Series that have sub-advisory arrangements, the Current Sub-Adviser will provide sub-advisory services to the New Series as it does to the Current Series. The New Fund will have the same fiscal year as the Current Fund.

Subsequent to the closing of the Reorganization, shares of the respective classes of the Current Fund and Current Series will be exchanged for an identical number of shares of the same class of the corresponding New Series. Thereafter, shares of each class of the New Series will be available for issuance at their net asset value applicable at the time of sale. The New Fund will adopt the Current Fund's existing registration statement under the Securities Act of 1933 and the 1940 Act.

Effects of Shareholder Approval of the Reorganization. An investment company registered under the 1940 Act is required to: (1) submit the selection of the company's independent auditors to all shareholders for their ratification; (2) call a special meeting to elect directors (trustees) within 60 days if, at any time, less than one half of the directors (trustees) holding office have been elected by all shareholders; and (3) submit any proposed investment management agreement and sub-advisory agreement relating to a particular series of the investment company to the shareholders of that series for approval.

The Current Board believes that it is in the best interest of the shareholders of the Current Fund (who will become the shareholders of the corresponding New Fund if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting to obtain the shareholder approvals described above shortly after the closing of the Reorganization. The Current Board also believes that it is not in the best interest of the shareholders to carry out the Reorganization if the surviving New Fund would not have a Board of Trustees, independent auditors, and investment management agreements or sub-advisory agreements complying with the 1940 Act.

The Current Board will, therefore, consider approval of the Reorganization by the requisite vote of the shareholders of the Current Fund to constitute the approval of the Plan contained in Exhibit L, and also to constitute, for the purposes of the 1940 Act: (1) ratification of the independent auditors for each Current Fund at the time of the Reorganization as the New Fund's independent auditors (please see Proposal Six); (2) election of the Directors (Trustees) of the Current Fund who are in office at the time of the Reorganization as the trustees of the New Fund after the closing of the Reorganization (please see Proposal One); (3) approval by the shareholders of each Current Fund or Current Series of the investment management agreement between the New Fund on behalf of the New Series and the Current Adviser, which will be substantially identical to the agreement that is in place between the Current Fund and the Current Adviser for the corresponding Current Fund or Current Series on the effective date of the Reorganization (please see Proposal Four); and (4) for those Current Series subject to a sub-advisory agreement, approval by the shareholders of the Current Series of the sub-advisory agreement between the Current Adviser and the Current Sub-Adviser, which will be substantially identical to the agreement that is in place between the Current Adviser and the Current Sub-Adviser on the effective date of the Reorganization (please see Proposal Five).

The New Fund will issue a single share of each class of each New Series to the Current Fund, and, assuming approval of the Reorganization by shareholders of the Current Fund, the officers of the Current Fund, prior to the Reorganization, will cause the Current Fund, as the sole shareholder of the New Fund, to vote such shares "FOR" the matters specified in the above paragraph. The Current Fund will then consider the requirements of the 1940 Act referred to above to have been satisfied.

The mailing address and telephone number of the principal executive offices of both the Current Fund and the New Fund are 1818 Market Street, Philadelphia, PA 19103, and 1-800-523-1918, respectively.

Investment Policies and Restrictions. If the investment policies and restrictions for the Current Fund and Current Series as proposed and set forth in Proposal Two and Sub-Proposals 3A-3G are approved by the shareholders, the investment policies and restrictions of the corresponding New Series will be the policies and restrictions of the Current Fund and Current Series as amended by the provisions set forth in such Proposals. For each Current Fund and Current Series for which the investment policies and restrictions set forth in Proposal Two and Sub-Proposals 3A-3G are not approved, the investment policies and restrictions of the corresponding New Series after the Reorganization will be the investment policies and restrictions of that Current Fund and Current Series immediately prior to the Reorganization.

Investment Management Agreements. If the proposed new investment management agreement relating to the Current Fund and Current Series, as applicable, and as proposed and described in Proposal Four (a "New Agreement"), is approved by the shareholders of the Current Fund and Current Series, the terms of the investment management agreement for the corresponding New Series will be substantially identical to the New Agreement for the Current Fund and Current Series. For each Current Fund and Current Series for which the New Agreement described in Proposal Four is not approved, if any, the investment management agreement for the corresponding New Series will be substantially identical to the existing investment management agreement currently in place for that Current Fund and Current Series, as applicable.

Sub-Advisory Agreements. For the Current Series with sub-advisory arrangements, if the proposed new sub-advisory agreement relating to the Current Series, as proposed and described in Proposal Five (a "New Sub-Advisory Agreement"), is approved by the shareholders of the Current Series, the terms of the sub-advisory agreement for the corresponding New Series will be substantially identical to the New Sub-Advisory Agreement for the Current Series. For each Current Series for which the New Sub-Advisory Agreement described in Proposal Five is not approved, if any, the sub-advisory agreement for the corresponding New Series will be substantially identical to the existing sub-advisory agreement currently in place for that Current Series.

Federal and State Income Tax Consequences of the Plan. It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Current Fund and the New Fund, that, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Current Fund for the shares of the corresponding New Fund, the transfer of such shares to the holders of shares of the Current Fund, and the liquidation and dissolution of the Current Fund pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Current Fund, the New Fund, or shareholders of the Current Fund or the New Fund. A shareholder's adjusted basis for tax purposes in the shares of the New Fund after the exchange and transfer will be the same as his adjusted basis for tax purposes in the shares of the corresponding Current Fund immediately before the exchange. Each shareholder should consult his or her own tax adviser with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

Distribution Plans and Shareholder Servicing Arrangements. The New Fund will enter into agreements with DSC for transfer agency, dividend disbursing and shareholder servicing and fund accounting services that are substantially identical to the agreements currently in effect for each corresponding Current Fund for such services. Delaware Distributors, L.P. ("DDLP") will serve as the national distributor for the shares of the New Series under a separate distribution agreement between DDLP and the New Fund that is substantially identical to the distribution agreement currently in effect for the Current Fund and Current Series, as applicable.

The Current Fund has adopted distribution plans under Rule 12b-1 of the 1940 Act (each a "Distribution Plan") relating to certain classes of shares of the Current Fund or Current Series. For each class of shares of the Current Fund that is subject to a Distribution Plan, the corresponding New Fund also has adopted a distribution plan that is substantially identical to the Distribution Plan currently in place for the same class of shares of that Current Fund or Current Series.

Requests for Redemption of the Current Fund. Any request to redeem shares of the Current Fund that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Current Fund. Any request to redeem shares of the Current Fund received or processed after the Reorganization will be treated as a request for the redemption of shares of the corresponding New Fund.

Expenses of the Reorganization. Because the Reorganization will benefit solely the Current Fund and its shareholders, the Current Board has authorized that the expenses incurred by the Current Fund in the Reorganization or arising out of the Reorganization shall be paid by the Current Fund, whether or not the Reorganization is approved by the shareholders.

Comparison of Legal Structures. A comparison of the Delaware Business Trust Act with the Maryland General Corporation Law, and a comparison of the legal structure of a Delaware Business Trust with a Pennsylvania common law trust, including a comparison of relevant provisions of the governing documents of the Current Funds and the New Funds, is included in Exhibit M, which is entitled "Comparison and Significant Differences for Delaware Business Trusts and Maryland Corporations" and "Comparison and Significant Differences for Delaware Business Trusts and Pennsylvania Common Law Trusts."

Required Vote. The Plans and the transactions contemplated thereby, including the liquidation and dissolution of the Current Funds, requires the approval of the shareholders as set forth below:

o All Companies except for Delaware Group Adviser Funds, Inc. and Delaware Group State Tax-Free Income Trust - a majority of all votes entitled to be cast.

o Delaware Group Adviser Funds, Inc. - two-thirds of all votes entitled to be cast.

o Delaware Group State Tax-Free Income Trust - a majority of the outstanding shares.

The Current Board unanimously recommends that you vote FOR the Reorganization.

                                    EXHIBIT A

            OUTSTANDING SHARES AS OF RECORD DATE (December 21, 1998)

                                                        Shares Outstanding        Shares Owned by Fund Directors and
                                                                on                Executive Officers as a Group as of
                                                           Record Date*                    October 31, 1998
                                                        ------------------        -----------------------------------
Delaware Group Adviser Funds, Inc.
     New Pacific Fund
     Overseas Equity Fund
     U.S. Growth Fund
Delaware Group Cash Reserve, Inc.
Delaware Group Equity Funds I, Inc.
     Delaware Balanced Fund (formerly Delaware Fund)
     Devon Fund
Delaware Group Equity Funds II, Inc.
     Blue Chip Fund
     Decatur Income Fund
     Decatur Total Return Fund
     Diversified Value Fund
     Social Awareness Fund
Delaware Group Equity Funds III, Inc.
     Trend Fund
Delaware Group Equity Funds IV, Inc.
     Capital Appreciation Fund
     DelCap Fund
Delaware Group Equity Funds V, Inc.
     Small Cap Value Fund
     Retirement Income Fund
Delaware Group Foundation Funds
     Balanced Portfolio
     Growth Portfolio
     Income Portfolio
Delaware Group Global & International Funds, Inc.
     Emerging Markets Fund
     Global Equity Fund (formerly Global Assets Fund)
     Global Bond Fund
     Global Opportunities Fund (formerly Global
         Equity Fund)
     International Equity Fund
     International Small Cap Fund
Delaware Group Government Fund, Inc.
     U.S. Government Fund
Delaware Group Income Funds, Inc.
     Corporate Bond Fund
     Delchester Fund
     Extended Duration Bond Fund
     High-Yield Opportunities Fund
     Strategic Income Fund
Delaware Group Limited-Term Government Funds, Inc.
     Limited-Term Government Fund
Delaware Group Premium Fund, Inc.

                                      A-1

*The Shares outstanding on the record date included all shares purchased in transactions that have settled by the record date.

                                                        Shares Outstanding        Shares Owned by Fund Directors and
                                                                on                Executive Officers as a Group as of
                                                           Record Date*                    October 31, 1998
                                                        ------------------        -----------------------------------

     Capital Reserves Series
     Cash Reserve Series
     Convertible Securities Series
     Decatur Total Return Series
     Delaware Series
     DelCap Series
     Delchester Series
     Devon Series
     Emerging Markets Series
     Global Bond Series
     International Equity Series
     REIT Series
     Small Cap Value Series
     Social Awareness Series
     Strategic Income Series
     Trend Series
Delaware Group State Tax-Free Income Trust
     Tax-Free New Jersey Fund
     Tax-Free Ohio Fund
     Tax-Free Pennsylvania Fund
Delaware Group Tax-Free Money Fund, Inc.
Delaware Group Tax-Free Fund, Inc.
     Tax-Free Insured Fund
     Tax-Free USA Fund
     Tax-Free USA Intermediate Fund
Delaware Pooled Trust, Inc.
     The Real Estate Investment Trust Portfolio

                                      A-2

*The Shares outstanding on the record date included all shares purchased in transactions that have settled by the record date.

                                    EXHIBIT B

         SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998

                                                                          Number of   Percent of   Percent of
                                                 Name and Address          Shares        Fund        Company
                                                 ----------------         ---------   ----------   ----------
Delaware Group Adviser Funds, Inc.
     New Pacific Fund
     Overseas Equity Fund
     U.S. Growth Fund
Delaware Group Cash Reserve, Inc.
Delaware Group Equity Funds I, Inc.
     Delaware Balanced Fund (formerly
     Delaware Fund)
     Devon Fund
Delaware Group Equity Funds II, Inc.
     Blue Chip Fund
     Decatur Income Fund
     Decatur Total Return Fund
     Diversified Value Fund
     Social Awareness Fund
Delaware Group Equity Funds III, Inc.
     Trend Fund
Delaware Group Equity Funds IV, Inc.
     Capital Appreciation Fund
     DelCap Fund
Delaware Group Equity Funds V, Inc.
     Small Cap Value Fund
     Retirement Income Fund
Delaware Group Foundation Funds
     Balanced Portfolio
     Growth Portfolio
     Income Portfolio
Delaware Group Global & International
Funds, Inc.
     Emerging Markets Fund
     Global Equity Fund (formerly Global
     Assets Fund)
     Global Bond Fund
     Global Opportunities Fund (formerly
     Global Equity Fund)
     International Equity Fund
     International Small Cap Fund
Delaware Group Government Fund, Inc.
     U.S. Government Fund
Delaware Group Income Funds, Inc.
     Corporate Bond Fund
     Delchester Fund
     Extended Duration Bond Fund
     High-Yield Opportunities Fund
     Strategic Income Fund

                                      B-1

                                                                          Number of   Percent of   Percent of
                                                 Name and Address          Shares        Fund        Company
                                                 ----------------         ---------   ----------   ----------
Delaware Group Limited-Term Government
Funds, Inc.
     Limited-Term Government Fund
Delaware Group Premium Fund, Inc.
     Capital Reserves Series
     Cash Reserve Series
     Convertible Securities Series
     Decatur Total Return Series
     Delaware Series
     DelCap Series
     Delchester Series
     Devon Series
     Emerging Markets Series
     Global Bond Series
     International Equity Series
     REIT Series
     Small Cap Value Series
     Social Awareness Series
     Strategic Income Series
     Trend Series
Delaware Group State Tax-Free Income
Trust
     Tax-Free New Jersey Fund
     Tax-Free Ohio Fund
     Tax-Free Pennsylvania Fund
Delaware Group Tax-Free Money Fund, Inc.
Delaware Group Tax-Free Fund, Inc.
     Tax-Free Insured Fund
     Tax-Free USA Fund
     Tax-Free USA Intermediate Fund
Delaware Pooled Trust, Inc.
     The Real Estate Investment Trust
     Portfolio

                                    EXHIBIT C

               YEARS THAT DIRECTORS OR TRUSTEES FIRST TOOK OFFICE

                                         Wayne A.  Walter P.  John H.  Anthony    Ann R.   Thomas F.  Jeffrey   Charles   W. Thacher
                                           Stork    Babich    Durham   D. Knerr   Leven     Madison   J. Nick   E. Peck   Longstreth
                                         --------  --------   ------   --------   -----    --------   -------   -------   ----------
Delaware Group Equity Funds I, Inc.        1991      1988      1977      1990      1989      1997       1997      1990       1977
Delaware Group Equity Funds II, Inc.       1991      1988      1977      1990      1989      1997       1997      1990       1977
Delaware Group Equity Funds III, Inc.      1991      1988      1977      1990      1989      1997       1997      1990       1977
Delaware Group Equity Funds IV, Inc.       1991      1988      1985      1990      1989      1997       1997      1990       1985
Delaware Group Equity Funds V, Inc.        1991      1988      1987      1990      1989      1997       1997      1990       1987
Delaware Group Income Funds, Inc.          1991      1988      1977      1990      1989      1997       1997      1990       1977
Delaware Group Government Fund, Inc.       1991      1988      1985      1990      1989      1997       1997      1990       1985
Delaware Group Limited-Term Government     1991      1988      1981      1990      1989      1997       1997      1990       1988
  Funds, Inc.
Delaware Group Cash Reserve, Inc.          1991      1988      1978      1990      1989      1997       1997      1990       1978
Delaware Group Tax-Free Money              1991      1988      1981      1990      1989      1997       1997      1990       1981
  Fund, Inc.
Delaware Group State Tax-Free              1991      1988      1977      1990      1989      1997       1997      1990       1977
  Income Trust
Delaware Group Tax-Free Fund, Inc.         1991      1988      1983      1990      1989      1997       1997      1990       1983
Delaware Group Premium Fund, Inc.          1991      1988      1988      1990      1989      1997       1997      1990       1988
Delaware Group Global & International      1991      1991      1991      1991      1991      1997       1997      1991       1991
  Funds, Inc.
Delaware Group Adviser Funds, Inc.         1996      1996      1998      1996      1996      1997       1997      1996       1996
Delaware Group Foundation Funds            1997      1997      1998      1997      1997      1997       1997      1997       1997
Delaware Pooled Trust, Inc                 1991      1991      1991      1991      1991      1997       1997      1991       1991

                                    EXHIBIT D

                       EXECUTIVE OFFICERS OF THE COMPANIES

David K. Downes (58) Executive Vice President, Chief Operating Officer, Chief Financial Officer of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Trustee of Delaware Management Business Trust; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.; Chairman and Director of Delaware Management Trust Company; Chairman, Chief Executive Officer and Director of Retirement Financial Services, Inc. During the past five years, Mr. Downes has served in various executive capacities at different times in the Delaware Investments organization.

Richard G. Unruh (59) Executive Vice President of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc.; President of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware Investments organization.

Paul E. Suckow (51) Executive Vice President/Chief Investment Officer, Fixed Income of each of the 34 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.; Executive Vice President and Director of Founders Holdings, Inc.; Executive Vice President of Delaware Capital Management, Inc.; Director of Founders CBO Corporation; Director of HYPPCO Finance Company Ltd. During the past five years, Mr. Suckow has served in various executive capacities at different times within the Delaware Investments organization.

Michael P. Bishof (36) Senior Vice President/Treasurer of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.; Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.; Senior Vice President and Assistant Treasurer of Founders CBO Corporation. Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY, from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY, from 1993 to 1994, and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY, from 1987 to 1993.

George M. Chamberlain, Jr. (51) Senior Vice President, Secretary and General Counsel of each of the 34 investment companies in the Delaware Investments family; Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.; Senior Vice President, Secretary and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Retirement Financial Services Inc., Delaware Capital Management, Inc., Delvoy, Inc. and Delaware Management Business Trust; Executive Vice President, Secretary and Director of Delaware Management Trust Company.

Joseph H. Hastings (48) Senior Vice President/Corporate Controller of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.; Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.; Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company; Senior Vice President/Assistant Treasurer of Founders CBO Corporation. During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware Investments organization.

Patrick P. Coyne (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware Investments organization.

Mitchell L. Conery (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996, and a research analyst with CS First Boston from 1992 to 1995.

Paul A. Matlack (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income funds in the Delaware Investments family; Vice President of Founders Holdings, Inc.; President and Director of Founders CBO Corporation. During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware Investments organization.

Gary A. Reed (43) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and Delaware Capital Management, Inc.; and an officer of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Reed has served in various capacities at different times within the Delaware Investments organization.

Babak Zenouzi (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the equity funds in the Delaware Investments family. During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware Investments organization.

Gerald T. Nichols (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 23 investment companies in the Delaware Investments family and of Delaware Management Company, Inc.; Vice President of Founders Holdings, Inc.; Assistant Secretary, Treasurer and Director of Founders CBO Corporation. During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

Christopher S. Beck (40) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 10 investment companies in the Delaware Investments family and of Delaware Management Company, Inc. Before joining the Delaware Investments in 1997, Mr. Beck managed the small cap value fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund.

George H. Burwell (36)Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 8 investment companies in the Delaware Investments and of Delaware Management Company. Before joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank, New Jersey. In addition, he was a security analyst for Balis & Zorn, New York and for First Fidelity Bank, New Jersey.

Robert L. Arnold (34) Vice President/Portfolio Manager Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), of 3 investment companies in the Delaware Group. During the past five years, Mr. Arnold has served in various capacities at different times within the Delaware organization.

Gerald S. Frey (52) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 8 investment companies in the Delaware Group and of Delaware Management Company, Inc. Before joining the Delaware Group in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

Roger A. Early (43) Vice President and Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and each of the tax-exempt and the fixed income funds in the Delaware Group and Delaware Management Company, Inc. Before joining The Delaware Group, Mr. Early was a portfolio manager for Federated Investment Counseling's fixed-income group, with over $1 billion in assets.

John B. Fields (52) Vice President and Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 10 equity investment companies in the Delaware Group and of Delaware Management Company, Inc. Before joining the Delaware Group in 1992, Mr. Fields served as a director of domestic equity risk management for Dupont, Wilmington, DE.

Paul Grillo (38) Vice President and Portfolio Manager of Income Funds, Inc. Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 12 investment companies in the Delaware Group. During the last five years, Mr. Grillo has served in various capacities at different times within the Delaware organization.

Cynthia I. Isom (44) Vice President and Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 18 investment companies in the Delaware Investments family, Delaware Management Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust).

Frank X. Morris (37) Vice President and Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and Delaware Pooled Trust, Inc. Before joining the Delaware Group in 1997, he served as vice president and director of equity research at PNC asset Management. Mr. Morris is president of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts.

James F. Stanley (30) Vice President and Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and Delaware Pooled Trust, Inc. Before joining the Delaware Group in 1997, Mr. Stanley served as a senior managing equity analyst covering the chemical, building products, and housing industries at Dreyfus Corporation.

Paul Dokas (39) Vice President and Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Pooled Trust, Inc and Delaware Group Foundation Funds. Before joining the Delaware Group in 1997, he was Director of Trust Investments for Bell Atlantic Corporation in Philadelphia.

                                    EXHIBIT E

                 SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
                DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998

                                                                                                    Percentage of
                              Company                                  Shares Owned              Fund/Company Owned
                              -------                                  ------------              ------------------
WAYNE A. STORK
     Delaware Group Equity Funds I, Inc.
      Devon Fund ................................................         65,720.574          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
      Decatur Income Fund........................................          1,125.446          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
      Small Cap Value Fund.......................................        142,009,027          Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
      Delchester Fund............................................        619,259.389          Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
      High-Yield Opportunities Fund..............................      1,091,608.340                      /Less than 1%
     Delaware Group Government Fund, Inc.
      U.S. Government Fund.......................................          5,322.055          Less than 1%/Less than 1%
     Delaware Group Cash Reserve, Inc............................      3,706,011.960          Less than 1%/Less than 1%
     Delaware Group Tax-Free Money Fund, Inc.....................          1,081.950          Less than 1%/Less than 1%
     Delaware Group State Tax-Free Income Trust
      Tax-Free Pennsylvania Fund.................................        887,532.832                      /
     Delaware Group Global & International Funds, Inc.
      International Equity Fund..................................         11,838.599          Less than 1%/Less than 1%
     Voyageur Mutual Funds III, Inc.
      Aggressive Growth Fund.....................................          9,273.539          Less than 1%/Less than 1%

JEFFREY J. NICK
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund...............................          1,270.806          Less than 1%/Less than 1%
     Delaware Group Cash Reserve, Inc............................         31,403.410          Less than 1%/Less than 1%
     Delaware Group State Tax-Free Income Trust
         Tax-Free New Jersey Fund................................         19,012.257                      /

WALTER P. BABICH
     Delaware Group Cash Reserve, Inc............................          7,896.800          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
      Decatur Total Return Fund..................................          9,651.044          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund....................................          4,314.040          Less than 1%/Less than 1%
     Voyageur Mutual Funds III, Inc.
      Aggressive Growth Fund.....................................          6,938.292          Less than 1%/Less than 1%

JOHN H. DURHAM
     Delaware Group Cash Reserve, Inc............................         63,271.060          Less than 1%/Less than 1%
     Delaware Pooled Trust, Inc.
      The Real Estate Investment Trust Portfolio.................          1,971.351          Less than 1%/Less than 1%

ANTHONY D. KNERR
     None

                                                                                                    Percentage of
                              Company                                  Shares Owned              Fund/Company Owned
                              -------                                  ------------              ------------------
ANN R. LEVEN
     Delaware Group Equity Funds I, Inc.
         Delaware Fund...........................................            750.665          Less than 1%/Less than 1%
     Delaware Group Equity Funds I, Inc.
         Devon Fund..............................................            254.789          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Income Fund.....................................          2,025.428          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund...............................          2,036.432          Less than 1%/Less than 1%
     Delaware Group Equity Funds III, Inc.
        Trend Fund...............................................          2,527.037          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund....................................            994.566          Less than 1%/Less than 1%
     Delaware Group Global & International Funds, Inc.
         International Equity Fund...............................          1,174.926          Less than 1%/Less than 1%

W. THACHER LONGSTRETH
     Delaware Group Equity Funds I, Inc.
         Delaware Fund ..........................................         40,815.95           Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Income Fund.....................................         67,652.453          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund...............................          4,161.893          Less than 1%/Less than 1%
     Delaware Group Equity Funds III, Inc.
         Trend Fund..............................................          5,296.988          Less than 1%/Less than 1%
     Delaware Group Equity Funds IV, Inc.
         DelCap Fund.............................................          1,942.898          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund....................................            934.814          Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
         Delchester Fund.........................................         60,197.084          Less than 1%/Less than 1%
     Delaware Group Government Fund, Inc.
         U.S. Fund Government Fund...............................             96.057          Less than 1%/Less than 1%
     Delaware Group Limited-Term Government Funds, Inc.
         U.S. Government Money Fund..............................             90.100          Less than 1%/Less than 1%
     Delaware Group Limited-Term Government Funds, Inc.
         Limited-Term Government Fund............................         25,648.646          Less than 1%/Less than 1%
     Delaware Group Cash Reserve, Inc............................         40,105.860          Less than 1%/Less than 1%
     Delaware Group Tax-Free Fund, Inc.
         Tax-Free USA Fund.......................................         40,050.721          Less than 1%/Less than 1%
     Delaware Group State Tax-Free Income Trust
         Tax-Free Pennsylvania Fund..............................            221.143          Less than 1%/Less than 1%
     Delaware Group Tax-Free Money Fund, Inc.....................            470.830          Less than 1%/Less than 1%

                                                                                                   Percentage of
                              Company                                  Shares Owned              Fund/Company Owned
                              -------                                  ------------              ------------------
THOMAS F. MADISON
     Delaware Group Equity Funds I, Inc.
         Devon Fund...............................................           246.327         Less than 1%/Less than 1%
     Delaware Group Global & International Funds, Inc.
         International Equity Fund................................           159.373         Less than 1%/Less than 1%
     Voyageur Mutual Funds III, Inc.
         Aggressive Growth Fund...................................           132.162         Less than 1%/Less than 1%

CHARLES E. PECK
     Delaware Group Equity Funds I, Inc.
         Delaware Fund............................................        16,151.178         Less than 1%/Less than 1%
     Delaware Group Equity Funds I, Inc.
         Devon Fund...............................................        12,876.107         Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund................................         9,633.481         Less than 1%/Less than 1%
     Delaware Group Equity Funds III, Inc.
         Trend Fund...............................................        21,771.736         Less than 1%/Less than 1%
     Delaware Group Equity Funds IV, Inc.
         DelCap Fund..............................................         7,583.990         Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund.....................................         7,248.518         Less than 1%/Less than 1%
 `    Delaware Group Adviser Funds, Inc.
         U.S. Growth Fund.........................................        17,898.466         Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
         Delchester Fund..........................................        67,477.705         Less than 1%/Less than 1%
     Delaware Group Limited-Term Government Funds, Inc.
         Limited-Term Government Fund.............................        16,939.372         Less than 1%/Less than 1%
     Delaware Group Global & International Funds, Inc.
         International Equity Fund................................         8,691.150         Less than 1%/Less than 1%

                                    EXHIBIT F

              LISTS OF CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                Table of Contents

Delaware Group Adviser Funds, Inc.
     New Pacific Fund.........................................................F3
     Overseas Equity Fund.....................................................F3
     U.S. Growth Fund.........................................................F3

Delaware Group Cash Reserve, Inc..............................................F5

Delaware Group Equity Funds I, Inc.
     Delaware Balanced Fund (formerly Delaware Fund)..........................F7
     Devon Fund...............................................................F9

Delaware Group Equity Funds II, Inc.
     Blue Chip Fund..........................................................F11
     Decatur Income Fund.....................................................F13
     Decatur Total Return Fund...............................................F15
     Social Awareness Fund...................................................F17

Delaware Group Equity Funds III, Inc.
     Trend Fund..............................................................F19

Delaware Group Equity Funds IV, Inc.
     Capital Appreciation Fund...............................................F21
     DelCap Fund.............................................................F23

Delaware Group Equity Funds V, Inc.
     Small Cap Value Fund....................................................F25
     Retirement Income Fund..................................................F27

Delaware Group Foundation Funds
     Balanced Portfolio......................................................F29
     Growth Portfolio........................................................F29
     Income Portfolio........................................................F29

Delaware Group Global & International Funds, Inc.
     Emerging Markets Fund...................................................F31
     Global Equity Fund (formerly Global Assets Fund)........................F33
     Global Bond Fund........................................................F33
     Global Opportunities Fund (formerly Global Equity Fund).................F35
     International Equity Fund...............................................F37
     International Small Cap Fund............................................F39

Delaware Group Government Fund, Inc.
     U.S. Government Fund....................................................F41

Delaware Group Income Fund, Inc.
     Delchester Fund.........................................................F43
     High-Yield Opportunities Fund...........................................F45
     Strategic Income Fund...................................................F47

Delaware Group Limited-Term Government Funds, Inc.
     Limited-Term Government Fund............................................F49

Delaware Group Premium Fund, Inc.
     Capital Reserves Series.................................................F51
     Cash Reserve Series.....................................................F51
     Convertible Securities Series...........................................F54
     Decatur Total Return Series.............................................F51
     Delaware Series.........................................................F51
     DelCap Series...........................................................F51
     Delchester Series.......................................................F51
     Devon Series............................................................F54
     Emerging Markets Series.................................................F56
     Global Bond Series......................................................F58
     International Equity Series.............................................F60
     REIT Series.............................................................F62
     Small Cap Value Series..................................................F64
     Social Awareness Series.................................................F54
     Strategic Income Series.................................................F54
     Trend Series............................................................F64

Delaware Group State Tax-Free Income Trust
     Tax-Free New Jersey Fund................................................F66
     Tax-Free Ohio Fund......................................................F68
     Tax-Free Pennsylvania Fund..............................................F70

Delaware Group Tax-Free Money Fund, Inc......................................F72

Delaware Group Tax-Free Fund, Inc.
     Tax-Free Insured Fund...................................................F74
     Tax-Free USA Fund.......................................................F76
     Tax-Free USA Intermediate Fund..........................................F78

Delaware Pooled Trust, Inc.
     The Real Estate Investment Trust Portfolio..............................F80

-------------------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                New Pacific Fund
                              Overseas Equity Fund
                                U.S. Growth Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not purchase any security (other
                              than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's assets (determined at the time of investment) would then be invested in securities of a single issuer.

Concentration                 The Fund shall not purchase any securities (other
                              than obligations of the U.S. government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets
                              (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose.

Borrowing*                    The Fund shall not borrow money, except from banks
                              for temporary or emergency purposes not in excess of one-third of the value of the Fund's assets, and except that the Fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets.

Issuing Senior Securities*    None.

Short Sales/Margin*           The Fund shall not make short sales of securities
                              or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

Underwriting                  The Fund shall not engage in the business of
                              underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause Delaware Group
                              Adviser Funds, Inc. to be considered an
                              underwriter as that term is defined under the 1933
                              Act, as amended.

Real Estate                   The Fund shall not buy or sell real estate,
                              interests in real estate or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon.

Commodities                   See "Real Estate."

Lending The Fund shall not make loans in an aggregate amount in excess of one-third of its

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

                              total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction.

Illiquid Securities           The Fund shall not purchase illiquid securities or
                              other securities that are not readily marketable if more than 10% of the total assets of the Fund would be invested in such securities.

Investment Companies          The Fund shall not invest in securities of other
                              investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies provided that the Fund may not invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities.

Control or Management         The Fund shall not make investments for the
                              purpose of exercising control or management.

Options The Fund shall not purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

Futures                       See "Real Estate."

Unseasoned Issuers            The Fund normally shall not purchase any security
                              if as a result, it would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies
                              (including predecessors) less than three years old.

Warrants The Fund shall not purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the net assets of Delaware Group Adviser Funds, Inc. (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

Holdings by Affiliates        The Fund shall not invest in securities of any
                              issuer if, to the knowledge of Delaware Group
                              Adviser Funds, Inc., any officer or director of Delaware Group Adviser Funds, Inc. or the investment manager or any sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Oil or Gas                    The Fund shall not invest in oil, gas and mineral
                              leases or programs.

Miscellaneous                 None.


---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                        Delaware Group Cash Reserve, Inc.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 20% of its
                              assets in securities other than money market instruments as defined in the Statement of Additional Information.

Concentration                 The Fund shall not invest more than 5% of the
                              value of its assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or federal agencies) or acquire more than 10% of the voting securities of such an issuer. Where securities are issued by one entity but are guaranteed by another, "issuer" shall not be deemed to include the guarantor so long as the value of all securities owned by the Fund which have been issued or guaranteed by that guarantor does not exceed 10% of the value of the Fund's assets.

                              The Fund shall not invest more than 25% of its total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The
                              Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell securities short or
                              purchase securities on margin.

Underwriting                  The Fund shall not underwrite the securities of
                              other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933. Not more than 10% of the value of the Fund's net assets at the time of acquisition will be invested in such securities.

Real Estate                   The Fund shall not purchase or sell real  estate,
                              but this shall not prevent the Fund from investing in securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts.

Lending The Fund shall not make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and to enter into repurchase agreements. Not more than 10% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days and in other illiquid assets.

Illiquid Securities           See "Lending."

Investment Companies          The Fund shall not invest in securities of other
                              investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

Control or Management         The Fund shall not purchase more than 10% of the
                              outstanding securities of any issuer or invest in companies for the purpose of exercising control.

Options The Fund shall not write or purchase put or call options.

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                 Delaware Balanced Fund (formerly Delaware Fund)

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

Concentration                 None.

Borrowing*                    The Fund shall not borrow, except as a temporary
                              measure for extraordinary or emergency purposes and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of Delaware Group Equity Funds I,
                              Inc.'s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, Delaware Group
                              Equity Funds I, Inc. shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange
                              Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Delaware Group Equity Funds I,
                              Inc. shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell short any security or
                              property.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that Delaware
                              Group Equity Funds I, Inc. may acquire restricted securities and securities which are not readily marketable under circumstances where, if such securities are sold, Delaware Group Equity Funds
                              I, Inc. may be deemed an underwriter for purposes of the Securities Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude Delaware Group
                              Equity Funds I, Inc.'s purchase of securities issued by real estate investment trusts.)

Commodities                   The Fund shall not deal in commodities.

Lending The Fund shall not make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by Delaware Group Equity Funds I, Inc. and Delaware Group Equity Funds I, Inc. may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

Investment Companies          The Fund shall not invest in securities of other
                              investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

                              The Fund shall not purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of Delaware Group Equity Funds I, Inc.'s assets or
                              (c) own securities of investment companies having an aggregate value in excess of 10% of Delaware Group Equity Funds I, Inc.'s assets.

Control or Management         The Fund shall not acquire control of any company.
                              (Delaware Group Equity Funds I, Inc.'s Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

Options                       None.

Futures                       None.

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants                      None.

Holdings by Affiliates        The Fund shall not purchase or retain  securities
                              of a company which has an officer or director who is an officer or director of Delaware Group Equity
                              Funds I, Inc. or an officer, director or partner of its investment manager if, to the knowledge of Delaware Group Equity Funds I, Inc., one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

Oil or Gas                    None.

Miscellaneous                 No long or short positions on shares of Delaware
                              Group Equity Funds I, Inc. may be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of Delaware
                              Group Equity Funds I, Inc. for investment purposes, however.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                   Devon Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

Concentration                 None.

Borrowing*                    The Fund shall not borrow, except as a temporary
                              measure for extraordinary or emergency purposes and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of Delaware Group Equity Funds I,
                              Inc.'s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, Delaware Group
                              Equity Funds I, Inc. shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange
                              Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Delaware Group Equity Funds I,
                              Inc. shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell short any security or
                              property.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that Delaware
                              Group Equity Funds I, Inc. may acquire restricted securities and securities which are not readily marketable under circumstances where, if such securities are sold, Delaware Group Equity Funds
                              I, Inc. may be deemed an underwriter for purposes of the Securities Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude Delaware Group
                              Equity Funds I, Inc.'s purchase of securities issued by real estate investment trusts.)

Commodities                   The Fund shall not deal in commodities, except
                              that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates, and foreign currencies, and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

Lending The Fund shall not make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by Delaware Group Equity Funds I, Inc. and Delaware Group Equity Funds I, Inc. may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

Investment Companies          The Fund shall not invest in securities of other
                              investment companies except at

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

                              customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

                              The Fund shall not purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of Equity Funds I, Inc.'s assets or (c) own securities of investment companies having an aggregate value in excess of 10% of Delaware Group Equity Funds I, Inc.'s assets.

Control or Management         The Fund shall not acquire control of any company.
                              (Delaware Group Equity Funds I, Inc.'s Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

Options                       None.

Futures                       See "Commodities."

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants                      None.

Holdings by Affiliates        The Fund shall not purchase or retain securities
                              of a company which has an officer or director who is an officer or director of Delaware Group Equity
                              Funds I, Inc. or an officer, director or partner of its investment manager if, to the knowledge of Delaware Group Equity Funds I, Inc., one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

Oil or Gas                    None.

Miscellaneous                 No long or short positions on shares of Delaware
                              Group Equity Funds I, Inc. may be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of Delaware
                              Group Equity Funds I, Inc. for investment purposes, however.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                 Blue Chip Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not with respect to 75% of its
                              total assets, Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange Commission with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell short any security or
                              property.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

Commodities                   The Fund shall not buy or sell commodities or
                              commodity contracts except that the Fund may enter into futures contracts and options thereon.

Lending The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

Options                       None.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.



---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                               Decatur Income Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

Concentration                 None.

Borrowing*                    The Fund shall not borrow, except as a temporary
                              measure for extraordinary or emergency purposes, and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank, and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below
                              300%, the Fund shall, within three days thereafter
                              (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission
                              (the "SEC") may prescribe by rules and
                              regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940 except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell short any security or
                              property.

Underwriting                  The Fund may act as an underwriter of securities
                              of other issuers, but its present policy is not to do so.

Real Estate                   The Fund shall not make any investment in real
                              estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.)

Commodities                   The Fund shall not deal in commodities, except
                              that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

Lending The Fund shall not make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other transactions.

Illiquid Securities           The Fund shall not invest more than 10% of the
                              value of its total assets in illiquid assets.

Investment Companies          The Fund shall not purchase any security issued by
                              any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such investment company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

                              aggregate value in excess of 10% of the Fund's assets.

                              The Fund shall not invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

Control or Management         The Fund shall not acquire control of any company.
                              (Delaware Group Equity Funds II, Inc.'s
                              Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

Options                       See "Commodities."

Futures                       See "Commodities."

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants                      None.

Holdings by Affiliates        The Fund shall not purchase or retain securities
                              of a company which has an officer or director who is an officer or director of Delaware Group Equity
                              Funds II, Inc., or an officer, director or partner of its investment manager if, to the knowledge of Delaware Group Equity Funds II, Inc., one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

Oil or Gas                    None.

Miscellaneous                 The Fund shall not allow long or short positions
                              on shares of the Fund to be taken by Delaware
                              Group Equity Funds II, Inc.'s officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                            Decatur Total Return Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities).

Concentration                 The Fund shall not make any investment which would
                              cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The
                              Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              make short sales of securities or maintain a net short position.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate
                              but this shall not prevent the Fund from investing in companies which own real estate or in securities secured by real estate or interests therein.

Commodities                   The Fund shall not deal in commodities, except
                              that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

Lending The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

                              transactions.

Illiquid Securities           The Fund shall not invest more than 10% of the
                              value of the Fund's net assets in repurchase agreements maturing in more than seven days and in other illiquid assets.

Investment Companies          The Fund shall not invest in securities of other
                              investment companies except as part of a merger, consolidation or other acquisition.

Control or Management         The Fund shall not purchase more than 10% of the
                              outstanding voting or nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

Options                       None.

Futures                       See "Commodities."

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants The Fund shall not invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Holdings by Affiliates        The Fund shall not purchase or retain the
                              securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware Group Equity Funds II, Inc. or of its investment manager if or so long as the directors and officers of Delaware Group Equity
                              Funds II, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs.

Miscellaneous                 None.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                              Social Awareness Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not with respect to 75% of its
                              total assets, Fund shall not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange Commission with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell short any security or
                              property.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

Commodities                   The Fund shall not buy or sell commodities or
                              commodity contracts except that the Fund may enter into futures contracts and options thereon.

Lending The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Options                       None.

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.


---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                   Trend Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

Concentration                 The Fund shall not invest more than 25% of its
                              assets in any one particular industry.

Borrowing*                    The Fund shall not borrow money in excess of 10%
                              of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below
                              300%, the Fund shall, within three days thereafter
                              (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company
                              Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell short any security or
                              property.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers.

Real Estate                   The Fund shall not make any investment in real
                              estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.) Any investment in real estate together with any investment in illiquid assets cannot exceed 10% of the value of the Fund's assets.

Commodities                   The Fund shall not deal in commodities.

Lending The Fund shall not make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           See "Real Estate."

Investment Companies          The Fund shall not invest in securities of other
                              investment companies except at customary brokerage commissions rates or in connection with mergers, consolidations or offers of exchange.

                              The Fund shall not purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Control or Management         The Fund shall not acquire control of any company.

Options                       None.

Futures                       None.

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants                      None.

Holdings by Affiliates        The Fund shall not purchase or retain securities
                              of any company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

Oil or Gas                    None.

Miscellaneous                 The Fund shall not permit long or short positions
                              on shares of the Fund to be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described in the Statement of Additional Information.


---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                            Capital Appreciation Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not with respect to 75% of its
                              assets, invest more than 5% of the value of its total assets in the securities of any one issuer
                              (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items).

Concentration                 The Fund shall not make any investment which would
                              cause more than 25% of the market value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not purchase securities on margin
                              or make short sales of securities except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and may engage in futures and related options transactions and may satisfy margin requirements relating thereto.

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate,
                              but this shall not prevent the Fund from investing in securities by companies that deal in real estate or securities secured by real estate or interests therein (including securities issued by real estate investment trusts).

Commodities                   The Fund shall not buy or sell commodities or
                              commodity contracts, except that the Fund may engage into futures and related option transactions.

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations or other securities (including repurchase agreements), in accordance with the Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Illiquid Securities           None.

Investment Companies          None.

Control or Management         The Fund shall not purchase more than 10% of the
                              outstanding voting securities of any one company.

Options                       See  "Short Sales/Margin."

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.



---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                   DelCap Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities).

Concentration                 The Fund shall not make any investment which would
                              cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing                     The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The
                              Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not purchase  securities on margin,
                              make short sales of securities or maintain a net short position.

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate,
                              but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

Commodities                   None.

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           The Fund shall not invest more than 10% of the
                              Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

Investment Companies          The Fund shall not invest in securities of other
                              investment companies except as part of a merger, consolidation or other acquisition.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Control or Management         The Fund shall not purchase more than 10% of the
                              outstanding voting and nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

Options The Fund shall not write or purchase puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all parts of its portfolio securities and purchase put options if the Fund owns the security covered by the put option at the time of purchase, and that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Fund may sell put options previously purchased and enter into closing transactions with respect to covered call and put options. In addition, the Fund may write call options and purchase put options on stock indices and enter into closing transactions with respect to such options.

Futures                       None.

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants The Fund shall not invest in warrants valued at lower of cost or market exceeding 5% of its net assets. Included in that amount, but not to exceed 2% of its net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Holdings by Affiliates        The Fund shall not purchase or retain the
                              securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware Group Equity Funds IV, Inc. or of its investment manager if or so long as the directors and officers of Delaware Group Equity
                              Funds IV, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs.

Miscellaneous                 None.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                              Small Cap Value Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities).

Concentration                 The Fund shall not make any investment which would
                              cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The
                              Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              make short sales of securities or maintain a net short position.

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate
                              but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

Commodities                   The Fund shall not with regards to one of its
                              policies, which may not be changed without shareholder approval, invest in commodities;
                              however, the Fund reserves the right to invest in financial futures and options thereon, including stock index futures, to the extent these instruments are considered commodities.

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           The Fund shall not invest more than 10% of the
                              Fund's net assets in repurchase agreements maturing in more than seven days and other illiquid assets.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          The Fund shall not invest in securities of other
                              investment companies except as part of a merger, consolidation or other acquisition.

Control or Management         The Fund shall not purchase more than 10% of the
                              outstanding voting and nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

Options The Fund shall not write or purchase puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all parts of its portfolio securities and purchase put options if the Fund owns the security covered by the put option at the time of purchase, and that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Fund may sell put options previously purchased and enter into closing transactions with respect to covered call and put options. In addition, the Fund may write call options and purchase put options on stock indices and enter into closing transactions with respect to such options.

Futures                       See "Commodities."

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants The Fund shall not invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Holdings by Affiliates        The Fund shall not purchase or retain the
                              securities of any issuer which has an officer, director or security holder who is a director or officer of the Fund or of its investment manager if or so long as the directors and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs.

Miscellaneous                 None.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                             Retirement Income Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not with respect to 75% of its
                              total assets, invest more than 5% of the value of its assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the outstanding voting securities of any one company.

Concentration                 The Fund shall not make any investment which would
                              cause more than 25% of the market or other fair value of its total assets to be invested in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined by the Investment Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              except that the Fund may satisfy margin
                              requirements with respect to futures transactions.

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities
                              Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate.
                              This restriction shall not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

Commodities                   The Fund shall not buy or sell commodities or
                              commodity contracts, except that the Fund may invest in financial futures and options thereon, including stock index futures, to the extent these instruments are considered commodities.


Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objectives and policies, are considered loans and except that the Fund

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

                              may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

Investment Companies          The Fund shall not invest in securities of other
                              investment companies, except that the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the Investment
                              Company Act of 1940.

Control or Management         The Fund shall not invest in companies for the
                              purpose of exercising control or management.

Options                       None.

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs.

Miscellaneous                 None.


---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                               Balanced Portfolio
                                Growth Portfolio
                                Income Portfolio

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.


Concentration                 The Fund shall not invest more than 25% of its
                              total assets in any one industry (including investments in Underlying Funds that concentrate in that industry) provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, investments in the Underlying Funds will not be deemed to be investments in "investment company" industry

Borrowing*                    The Fund shall not borrow money or issue senior
                              securities, except to the extent permitted by the Investment Company Act of 1940 Act or any rule or order thereunder or interpretation thereof.
                              Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

Issuing Senior Securities*    None.

Short Sales/Margin*           See "Borrowing."

Underwriting                  The Fund shall not engage in underwriting of
                              securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities
                              Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities

Real Estate                   The Fund shall not purchase or sell real estate;
                              provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Commodities                   The Fund shall not purchase or sell physical
                              commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

Lending The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that each Portfolio may loan its assets (other than shares of the Underlying Funds) to qualified broker/dealers or institutional investors.

Illiquid Securities           None.


Control or Management         None.

Options                       See "Borrowing."

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.





---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                              Emerging Markets Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not, as to 50% of its respective
                              total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

Concentration                 The Fund shall not make any investment which would
                              cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission
                              (the "SEC") may prescribe by rules and
                              regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The
                              Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not make short sales of securities,
                              or purchase securities on margin, except that a Fund may satisfy margin requirements with respect to futures transactions.

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate or
                              real estate limited partnerships, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts in accordance with its respective prospectuses, subject to the investment restriction under "Futures."

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations Fund's (including repurchase agreements) in accordance with a investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors their for use relating to short sales or other security transactions.

Illiquid Securities           None.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          None.

Control or Management         None.

Options                       None.

Futures The Fund shall not enter into futures contracts or options thereon, except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.


---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                Global Equity Fund (formerly Global Assets Fund)
                                Global Bond Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not as to 50% of its total assets,
                              invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities).

Concentration                 The Fund shall not make any investment which would
                              cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company
                              Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not make short sales of securities,
                              or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate or
                              real estate limited partnerships, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts, except that the Fund may enter into futures contracts and options on futures contracts in accordance with its prospectus, subject to the investment restriction concerning "Futures."

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

Investment Companies          The Fund shall not invest in securities of other
                              open-end investment companies,

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

                              except as part of a merger, consolidation or other acquisition. This limitation does not prohibit the Fund from investing in the securities of closed-end investment companies at customary brokerage commission rates.

Control or Management         None.

Options                       See "Futures."

Futures The Fund shall not enter into futures contracts or options thereon, except that the Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.



---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                            Global Opportunities Fund
                          (formerly Global Equity Fund)

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not as to 75% of its total assets,
                              invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities).

Concentration                 The Fund shall not invest 25% or more of its total
                              assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow  money or issue senior
                              securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof.
                              Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           See "Borrowing."

Underwriting                  The Fund shall not engage in underwriting of
                              securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities
                              Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

Real Estate                   The Fund shall not purchase or sell real estate;
                              provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Commodities                   The Fund shall not purchase or sell physical
                              commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

Lending The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

Options                       See "Borrowing" and "Commodities."

Futures                       See "Commodities."

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.




---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                            International Equity Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund  shall not, as to 75% of its respective
                              total assets, invest more than 5% of their respective total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

Concentration                 The Fund shall not make any investment which would
                              cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission
                              (the "SEC") may prescribe by rules and
                              regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The
                              Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not make short sales of securities,
                              or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate or
                              real estate limited partnerships, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts in accordance with its respective prospectuses subject to the investment restriction under "Futures" below.

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           The Fund shall not invest more than 10% of the
                              Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          The Fund shall not invest in securities of other
                              open-end investment companies, except as part of a merger, consolidation or other acquisition. This limitation does not prohibit the Fund from investing in the securities of closed-end investment companies at customary brokerage commission rates.

Control or Management         The Fund shall not purchase more than 10% of the
                              outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

Options The Fund shall not write, purchase or sell options, puts, calls or combinations thereof, except that such Fund may: (a) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of such Fund's total assets; (b) write secured put options; (c) write covered call options; and (d) purchase put options if such Fund owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Such Fund may sell put or call options previously purchased and enter into closing transactions with respect to the activities noted above.

Futures The Fund shall not enter into futures contracts or options thereon, except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

                              See "Commodities."

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants                      None.

Holdings by Affiliates        The Fund shall not purchase or retain the
                              securities of any issuer which has an officer, director or security holder who is a director or officer of Global Funds, Inc. or of its investment manager if or so long as the directors and officers of Global Funds, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs or leases.

Miscellaneous                 None.


---------------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                          International Small Cap Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not as to 75% of its total assets,
                              invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities).

Concentration                 The Fund shall not invest 25% or more of its total
                              assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money or issue senior
                              securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof.
                              Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           See "Borrowing."

Underwriting                  The Fund shall not engage in underwriting of
                              securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities
                              Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

Real Estate                   The Fund shall not purchase or sell real
                              estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Commodities                   The Fund shall not purchase or sell physical
                              commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

Lending The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

Options                       See "Commodities."

Futures                       See "Commodities."

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.


----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                              U.S. Government Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities).

Concentration                 The Fund shall not make any investment which would
                              cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company
                              Act of 1940 (the "1940 Act"), except for notes to banks. No investment securities will be purchased while the Fund has an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales Margin*           The Fund shall not purchase securities on margin,
                              make short sales of securities or maintain a net short position.

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate
                              but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

Commodities                   None.

Lending The Fund shall not make loans, except to the extent the purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           The Fund shall not invest more than 10% of the
                              Fund's net assets in repurchase agreements maturing in more than seven days or in other illiquid assets.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          The Fund shall not invest in securities of other
                              investment companies except as part of a merger, consolidation or other acquisition, and except to the extent that an issuer of mortgage-backed securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed security which is deemed to be an investment company will be subject to the limits set forth in
                              Section 12(d)(1)(A) of the 1940 Act.

                              The Fund as been advised by the staff of the Commission that it is the staff's position that, under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the aggregate in certain CMOs and REMICs which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the Commission, and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.

Control or Management         The Fund shall not purchase more than 10% of the
                              voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

Options The Fund shall not write, purchase or sell options, puts, calls or combinations thereof, except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets; (c) write secured put options; (d) purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 2% of the Fund's total assets and only if the Fund owns the security covered by the put option at the time of purchase. The Fund may sell put options or call options previously purchased or enter into closing transactions with respect to such options.

Futures The Fund shall not enter into futures contracts or options thereon, except that the Fund may enter into futures contracts to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

Unseasoned Issuers            None.

Warrants The Fund shall not invest in warrants or rights except where acquired in units or attached to other securities.

Holdings by Affiliates        The Fund shall not purchase or retain the
                              securities of any issuer any of whose officers, directors or security holders is a director or officer of the Fund or of its investment manager if or so long as the directors and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs.

Miscellaneous                 None.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                 Delchester Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

Concentration                 The Fund shall not invest more than 25% of its
                              assets in any one particular industry.

Borrowing*                    The Fund shall not borrow money in excess of 10%
                              of the value of its assets and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below
                              300%, the Fund shall, within three days thereafter
                              (not including Sundays and holidays) or such longer period as the Securities and Exchange
                              Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company
                              Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell short any security or
                              property.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities
                              Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.

Commodities                   The Fund shall not buy or sell commodities or
                              commodity contracts.

Lending The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

Illiquid Securities           None.

Investment Companies          The Fund shall not invest in securities of other
                              investment companies.

Control or Management         The Fund shall not invest for the purpose of
                              acquiring control of any company.

Options                       None.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Futures                       None.

Unseasoned Issuers            The Fund shall not invest in the securities
                              of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such purchase at the time thereof would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

Warrants                      None.

Holdings by Affiliates        The Fund shall not purchase or retain securities
                              of a company which has an officer or director who is an officer or director of Delaware Group Income
                              Funds, Inc., or an officer, director or partner of the Manager if, to the knowledge of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

Oil                           or Gas None.

Miscellaneous                 No long or short positions on shares of the Fund
                              may be taken by Delaware Group Income Funds, Inc.'s officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares in the Statement of Additional Information.


----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                          High-Yield Opportunities Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not, with respect to 75% of its
                              total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange Commission with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell short any security or
                              property.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

Commodities                   The Fund shall not buy or sell commodities or
                              commodity contracts except that the Fund may enter into futures contracts and options thereon.

Lending The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Options                       None.

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.




----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                              Strategic Income Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not, with respect to 75% of its
                              total assets invest more than 5% of the value of its total assets in securities of any one issuer
                              (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the voting securities of any one company.

Concentration                 The Fund shall not invest more than 25% of the
                              value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange Commission with respect to open-end investment companies.

Issuing Senior Securities*    None.

Short Sales/Margin*           The Fund shall not sell short any security or
                              property.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities
                              Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

Commodities                   The Fund shall not buy or sell commodities or
                              commodity contracts, except that the Fund may enter into futures contracts and options thereon.

Lending The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Options                       None.

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.




----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                          Limited-Term Government Fund

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities).

Concentration                 The Fund shall not make any investment which would
                              cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company
                              Act of 1940 (the "1940 Act"), except for notes to banks. Securities will not be purchased while the Fund has an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate
                              but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

Commodities                   None.

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           The Fund shall not invest more than 10% of the
                              Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          The Fund shall not invest in securities of other
                              investment companies except as part of a merger, consolidation or other acquisition, and except to the extent that an issuer of mortgage-backed securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed security which is deemed to be an investment company will be subject to the limits set forth in
                              Section 12(d)(1)(A) of the 1940 Act.

                              The Fund has been advised by the staff of the Commission that it is the staff's position that, under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the aggregate in certain CMOs and REMICs which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the Commission, and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.

Control or Management         The Fund shall not purchase more than 10% of the
                              outstanding voting or nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

Options The Fund shall not write, purchase or sell options, puts, calls or combinations thereof, except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets; (c) write secured put options; (d) purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of the Fund's total assets and only if the Fund owns the security covered by the put option at the time of purchase. The Fund may sell put options or call options previously purchased or enter into closing transactions with respect to such options.

Futures The Fund shall not enter into futures contracts or options thereon, except that the Fund may enter into futures contracts to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

Unseasoned Issuers            None.

Warrants The Fund shall not invest in warrants or rights except where acquired in units or attached to other securities.

Holdings by Affiliates        The Fund shall not purchase or retain the
                              securities of any issuer any of whose officers, directors or security holders is a director or officer of the Fund or of its investment manager if or so long as the directors and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs.

Miscellaneous                 None.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                             Capital Reserves Series
                               Cash Reserve Series
                           Decatur Total Return Series
                                 Delaware Series
                                  DelCap Series
                                Delchester Series

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc.
                              ("Moody's").

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 15% of its net assets. The
                              Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              make short sales of securities or maintain a net short position (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Fund from satisfying margin requirements with respect to futures transactions.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that the Fund may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Real Estate                   The Fund shall not make any investment in real
                              estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

Commodities                   See "Oil and Gas."

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

Investment Companies          The Fund shall not purchase any security issued by
                              any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets. Any such purchase shall be at the customary brokerage commission.

Control or Management         The Fund shall not purchase more than 10% of the
                              voting securities of any company, or invest in any company for the purpose of exercising control or management.

Options                       None.

Futures                       See "Short Sales/Margin."

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants                      None.


----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Holdings by Affiliates        The Fund shall not purchase or retain securities
                              of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs, commodities or commodities contracts.

Miscellaneous                 None.




----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                          Convertible Securities Series
                                  Devon Series
                             Social Awareness Series
                             Strategic Income Series


Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not with respect to 75% of its
                              total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. Government or its agencies or instrumentalities), if immediately thereafter the Fund would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

Concentration                 The Fund shall not invest 25% or more of its total
                              assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money or issue senior
                              securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof.
                              Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           See "Borrowing."

Underwriting                  The Fund shall not engage in underwriting of
                              securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities
                              Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

Real Estate                   The Fund shall not purchase or sell real estate;
                              provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Commodities                   The Fund shall not purchase or sell physical
                              commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

Lending The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.


----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Illiquid Securities           None.

Investment Companies          See "Diversification."

Control or Management         None.

Options                       See "Borrowing."

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.




----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                             Emerging Markets Series

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not as to 50% of its respective
                              total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

Concentration                 The Fund shall not invest 25% or more of its total
                              assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money or issue senior
                              securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof.
                              Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           See "Borrowing."

Underwriting                  The Fund shall not engage in underwriting of
                              securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities
                              Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

Real Estate                   The Fund shall not purchase or sell real estate;
                              provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Commodities                   The Fund shall not purchase or sell physical
                              commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

Lending The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

Options                       See "Borrowing."

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.



----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                               Global Bond Series

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 50% of the assets of the Fund.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc.
                              ("Moody's").

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities
                              Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 15% of its net assets. The
                              Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              make short sales of securities or maintain a net short position (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Fund from satisfying margin requirements with respect to futures transactions.

Underwriting                  The Funds shall not act as an underwriter of
                              securities of other issuers, except that a Fund may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

Commodities                   None.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

Investment Companies          The Fund shall not purchase any security issued
                              by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or
                              (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets. Any such purchase shall be at the customary brokerage commission.

Control or Management         None.

Options                       None.

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.



----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                           International Equity Series

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of the Fund.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc.
                              ("Moody's").

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 15% of its net assets. The
                              Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              make short sales of securities or maintain a net short position (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Fund from satisfying margin requirements with respect to futures transactions.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that a Fund may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

Commodities                   See "Oil and Gas."

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

Investment Companies          The Fund shall not purchase any security issued by
                              any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by the Fund of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

Control or Management         The Fund shall not purchase more than 10% of the
                              voting securities of any company, or invest in any company for the purpose of exercising control or management.

Options                       See "Oil and Gas."

Futures                       See "Oil and Gas."

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants                      None.

Holdings by Affiliates        The Fund shall not purchase or retain securities
                              of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs, commodities or commodities contracts.
                              This restriction shall not prohibit the Fund from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

Miscellaneous                 None.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                   REIT Series

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Fund shall not concentrate its investments in
                              the real estate industry. Invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued of guaranteed as to principal or interest by the U.S.
                              Government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money or issue senior
                              securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof.
                              Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           See "Borrowing."

Underwriting                  The Fund shall not engage in underwriting of
                              securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities
                              Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

Real Estate                   The Fund shall not purchase or sell real estate,
                              provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided further, that the Fund may own real estate directly as a result of a default on securities the Fund owns.

Commodities                   The Fund shall not purchase or sell physical
                              commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

Lending The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

Options                       See "Borrowing."

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.


----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                             Small Cap Value Series
                                  Trend Series

Category                      Current Fundamental Investment Restriction
--------                      -------------------------------------------

Diversification               The Fund shall not invest more than 5% of the
                              value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of the Fund.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc.
                              ("Moody's").

Borrowing*                    The Fund shall not borrow money in excess of
                              one-third of the value of its net assets and then
                              only as a temporary measure for extraordinary
                              purposes or to facilitate redemptions. The Fund
                              has no intention of increasing their net income
                              through borrowing. Any borrowing will be done from
                              a bank and to the extent that such borrowing
                              exceeds 5% of the value of the Fund's assets,
                              asset coverage of at least 300% is required. In
                              the event that such asset coverage shall at any
                              time fall below 300%, the Fund shall, within three
                              days thereafter (not including Sunday and
                              holidays) or such longer period as the Securities
                              and Exchange Commission may prescribe by rules and
                              regulations, reduce the amount of its borrowings
                              to an extent that the asset coverage of such
                              borrowings shall be at least 300%. The Fund will
                              not pledge more than 15% of its net assets. The
                              Fund shall not issue senior securities as defined
                              in the Investment Company Act of 1940, except for
                              notes to banks.
----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not purchase securities on margin,
                              make short sales of securities or maintain a net short position (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Fund from satisfying margin requirements with respect to futures transactions.

Underwriting                  The Fund shall not act as an underwriter of
                              securities of other issuers, except that the Fund may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

Real Estate                   The Fund shall not make any investment in real
                              estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

Commodities                   See "Oil and Gas."

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

Investment Companies          The Fund shall not purchase any security issued by
                              any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets. Any such purchase shall be at the customary brokerage commission.

Control or Management         The Fund shall not purchase more than 10% of the
                              voting securities of any company, or invest in any
                              company for the purpose of exercising control or
                              management.
----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Options                       See "Oil and Gas."

Futures                       See "Short Sales/Margins" and "Oil and Gas."

Unseasoned Issuers            The Fund shall not invest more than 5% of the
                              value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants                      None.

Holdings by  Affiliates       The Fund shall not purchase or retain securities
                              of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              or other mineral exploration or development programs, commodities or commodities contracts.
                              This restriction shall not prohibit the Fund from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

Miscellaneous                 None.


----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                            Tax-Free New Jersey Fund


Category                      Current Fundamental Investment Restriction
--------                      -------------------------------------------

Diversification               The Fund shall not, with respect to 50% of the
                              value of the assets of the Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.

Concentration                 The Fund  shall  not  invest  more than 25% of its
                              total  assets  in  any   particular   industry  or
                              industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of 10%
                              of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least
                              300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the Investment Company of 1940 (the "1940 Act"), except for notes to banks.
                              Investment securities will not normally be purchased while there is an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not make short sales of securities,
                              or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Underwriting                  The Fund shall not underwrite the securities of
                              other issuers, except that the Fund may
                              participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group.

Real Estate                   None.

Commodities                   None.

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans.

Illiquid Securities           None.


Investment Companies          The Fund shall not invest in securities of other
                              investment companies, except as part of a merger, consolidation or other acquisition, or in accordance with the limitations contained in the 1940 Act.

Control or Management         None.

Options                       None.

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 The Fund shall not purchase securities other than
                              municipal bonds and taxable short-term
                              investments.

                              From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions.


----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                               Tax-Free Ohio Fund


Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not, with respect to 50% of the
                              value of the assets of the Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.

Concentration                 The Fund  shall  not  invest  more than 25% of its
                              total  assets  in  any   particular   industry  or
                              industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of 10%
                              of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least
                              300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the Investment Company
                              Act of 1940 (the "1940 Act"), except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not make short sales of securities,
                              or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.

Underwriting                  The Fund shall not underwrite the securities of
                              other issuers, except that the Fund may
                              participate as part of a group in bidding for the
                              purchase of municipal bonds directly from an
                              issuer for its own portfolio in order to take
                              advantage of the lower purchase price available to
                              members of such a group.
----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Real Estate                   None.

Commodities                   None.

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans.

Illiquid Securities           None.


Investment Companies          The Fund shall not invest in securities of other
                              investment companies, except as part of a merger, consolidation or other acquisition, or in accordance with the limitations contained in the 1940 Act.

Control or Management         None.

Options                       None.

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 The Fund shall not purchase securities other than
                              municipal bonds and taxable short-term
                              investments.

                              From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                           Tax-Free Pennsylvania Fund


Category                      Current Fundamental Investment Restriction
--------                      -------------------------------------------

Diversification               The Fund shall not, with respect to 50% of the
                              value of the assets of the Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer. In addition, where securities are issued by one agency or authority but are guaranteed by another governmental body, "issuer" shall not be deemed to include the guarantor so long as the value of all securities owned by the Fund which have been guaranteed by that guarantor does not exceed 10% of the value of the Fund's assets.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of 10%
                              of the value of its assets and then only as a
                              temporary measure for extraordinary purposes. Any
                              borrowing will be done from a bank and to the
                              extent that such borrowing exceeds 5% of the value
                              of the Fund's assets, asset coverage of at least
                              300% is required. In the event that such asset
                              coverage shall at any time fall below 300%, the
                              Fund shall, within three days thereafter (not
                              including Sunday or holidays) or such longer
                              period as the Securities and Exchange Commission
                              may prescribe by rules and regulations, reduce the
                              amount of its borrowings to such an extent that
                              the asset coverage of such borrowings shall be at
                              least 300%. The Fund will not issue senior
                              securities as defined in the Investment Company
                              Act of 1940, except for notes to banks. Investment
                              securities will not normally be purchased while
                              there is an outstanding borrowing.
----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell securities short.

Underwriting                  The Fund shall not underwrite the securities of
                              other issuers or purchase securities that are subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except that the Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of the Fund's net assets in illiquid securities.

Real Estate                   The Fund shall not purchase or sell real estate,
                              but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts.


Lending The Fund shall not make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan. Not more than 10% of the Fund's total assets will be invested in repurchase agreements and other assets maturing in more than seven days.

Illiquid Securities           See "Underwriting" and "Lending."


Investment Companies          The Fund shall not invest in securities of other
                              investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase of shares of registered unit investment trusts whose assets consist substantially of municipal bonds.

Control or Management         The Fund shall not purchase more than 10% of the
                              outstanding debt obligations of any issuer or invest in companies for the purpose of exercising control.

Options The Fund shall not write or purchase put or call options.

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 The Fund shall not purchase securities other than
                              municipal bonds and taxable short-term investments as defined in its Statement of Additional
                              Information.

                              From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions.

                              See "Real Estate."


----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                    Delaware Group Tax-Free Money Fund, Inc.


Category                      Current Fundamental Investment Restriction
--------                      -------------------------------------------

Diversification               The Fund shall not purchase securities of any
                              issuer (except the U.S. government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United
                              States) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer.

                              The Fund shall not purchase securities if, as a result of such purchase, more than 25% of the value of its assets would be invested in the securities of government subdivisions located in any one state, territory or possession of the United States. The Fund may invest more than 25% of the value of its assets in short-term tax-exempt project notes which are guaranteed by the U.S. government, regardless of the location of the issuing municipality.

Concentration                 None.

Borrowing*                    The Fund shall not borrow an amount in excess of
                              5% of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any outstanding borrowings shall be repaid before additional securities are purchased.

Issuing Senior Securities*    None.

Short Sales/Margin*           The Fund shall not sell securities short or
                              purchase securities on margin.

Underwriting                  The Fund shall not underwrite the securities of
                              other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933. Not more than 10% of the value of the Fund's net assets at the time of acquisition will be invested in such securities.

Real Estate                   The Fund shall not purchase or sell real estate,
                              but this shall not prevent the Fund from investing in securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts.

Lending The Fund shall not make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and to enter into repurchase agreements. Not more than 10% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days and in other illiquid assets.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Illiquid Securities           See "Lending."


Investment Companies          The Fund shall not invest in securities of other
                              investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

Control or Management         The Fund shall not invest in issuers for the
                              purpose of exercising control.

Options The Fund shall not write or purchase put or call options.

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

                              The Fund shall not invest more than 20% of its assets in securities other than tax-free money market instruments as defined under Investment Objective and Policy in the Statement of Additional Information, unless extraordinary circumstances dictate a more defensive posture.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                              Tax-Free Insured Fund


Category                      Current Fundamental Investment Restriction
--------                      -------------------------------------------

Diversification               The Fund shall not, with respect to 50% of the
                              value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S.
                              government and government agency securities backed by the U.S. government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Fund will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of 10%
                              of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least
                              300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the Investment Company
                              Act of 1940 (the "1940 Act"), except for notes to banks. (The issuance of three series of shares is not deemed to be the issuance of senior securities so long as such series comply with the appropriate provisions of the 1940 Act.) Investment securities will not normally be purchased while there is an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Short Sales/Margin*           The Fund shall not sell securities short.

Underwriting                  The Fund shall not underwrite the securities of
                              other issuers, except that the Fund may
                              participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of the Fund's net assets in illiquid assets.

Real Estate                   The Fund shall not purchase or sell real estate,
                              but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts.

Lending The Fund shall not make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan.

Illiquid Securities           See "Underwriting."

Investment Companies          The Fund shall not invest in securities of other
                              investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.

Control or Management         The Fund shall not invest in companies for the
                              purpose of exercising control.

Options The Fund shall not write or purchase put or call options.

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 The Fund shall not invest more than 20% of its
                              assets in securities whose interest is subject to federal income tax.

                              The Fund shall not invest more than 20% of its assets in securities (other than U.S. government securities, securities of agencies of the U.S. government and securities backed by the U.S. government or its agencies or instrumentalities) which are not covered by insurance guaranteeing the payment, when due, of interest on and the principal of such securities, except for defensive purposes.

                              Tax-Free Fund, Inc. also has determined that, from time to time, more than 10% of a Fund's assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. Tax-Free Fund, Inc. believes such investments are consistent with the foregoing restrictions.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                Tax Free USA Fund


Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not, with respect to 50% of the
                              value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S.
                              government and government agency securities backed by the U.S. government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Fund will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of 10%
                              of the value of its assets and then only as a
                              temporary measure for extraordinary purposes. Any
                              borrowing will be done from a bank and to the
                              extent that such borrowing exceeds 5% of the value
                              of the Fund's assets, asset coverage of at least
                              300% is required. In the event that such asset
                              coverage shall at any time fall below 300%, the
                              Fund shall, within three days thereafter (not
                              including Sunday or holidays) or such longer
                              period as the Securities and Exchange Commission
                              may prescribe by rules and regulations, reduce the
                              amount of its borrowings to such an extent that
                              the asset coverage of such borrowings shall be at
                              least 300%. The Fund will not issue senior
                              securities as defined in the Investment Company
                              Act of 1940 (the "1940 Act"), except for notes to
                              banks. (The issuance of three series of shares is
                              not deemed to be the issuance of senior securities
                              so long as such series comply with the appropriate
                              provisions of the 1940 Act.) Investment securities
                              will not normally be purchased while there is an
                              outstanding borrowing.
----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell securities short.

Underwriting                  The Fund shall not underwrite the securities of
                              other issuers, except that the Fund may
                              participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of the Fund's net assets in illiquid assets.

Real Estate                   The Fund shall not purchase or sell real estate,
                              but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts.

Lending The Fund shall not make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan.

Illiquid Securities           See "Underwriting."

Investment Companies          The Fund shall not invest in securities of other
                              investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.

Control or Management         The Fund shall not invest in companies for the
                              purpose of exercising control.

Options The Fund shall not write or purchase put or call options.

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 The Fund shall not invest more than 20% of its
                              assets in securities whose interest is subject to federal income tax.

                              Tax-Free Fund, Inc. also has determined that, from time to time, more than 10% of a Fund's assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. Tax-Free Fund, Inc. believes such investments are consistent with the foregoing restrictions.

                              See "Real Estate."
----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                         Tax-Free USA Intermediate Fund


Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not, with respect to 50% of the
                              value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S.
                              government and government agency securities backed by the U.S. government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Fund will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.

Concentration                 The Fund shall not invest more than 25% of its
                              total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money in excess of 10%
                              of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least
                              300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the Investment Company
                              Act of 1940 (the "1940 Act"), except for notes to banks. (The issuance of three series of shares is not deemed to be the issuance of senior securities so long as such series comply with the appropriate provisions of the 1940 Act.) Investment securities will not normally be purchased while there is an outstanding borrowing.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not sell securities short.

Underwriting                  The Fund shall not underwrite the securities of
                              other issuers, except that the Fund may
                              participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of the Fund's net assets in illiquid assets.

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Real Estate                   The Fund shall not purchase or sell real estate,
                              but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein.

Commodities                   None.

Lending                       None.

Illiquid Securities           See "Underwriting."

Investment Companies          The Fund shall not invest in securities of other
                              investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.

Control or Management         The Fund shall not invest in companies for the
                              purpose of exercising control.

Options                       None.

Futures                       None.

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 The Fund shall not invest more than 20% of its
                              assets in securities whose interest is subject to federal income tax.

                              Tax-Free Fund, Inc. also has determined that, from time to time, more than 10% of a Fund's assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. Tax-Free Fund, Inc. believes such investments are consistent with the foregoing restrictions.

                              See "Real Estate."

----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                   The Real Estate Investment Trust Portfolio

Category                      Current Fundamental Investment Restriction
--------                      -------------------------------------------

Diversification               None.

Concentration                 The Fund shall not make any investment which would
                              cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry except that the Real Estate Investment Trust
                              Portfolios shall invest in excess of 25% of its total assets in securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money, except as a
                              temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                              300%. No investment securities will be purchased while a Fund has an outstanding borrowing. The
                              Fund will not pledge more than 10% of its respective net assets. The Fund will not issue senior securities as defined in the Investment
                              Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Fund shall not make short sales of securities,
                              or purchase securities on margin. The Fund may satisfy margin requirements with respect to futures transactions.

Underwriting                  The Fund shall not engage in the underwriting of
                              securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Fund shall not purchase or sell real estate or
                              real estate limited partnerships, but this shall
                              not otherwise prevent the Fund from investing in
                              securities secured by real estate or interests
                              therein, except that the Real Estate Investment
                              Trust Portfolios may each own real estate directly
                              as a result of a default on securities the Fund
                              owns.
----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Commodities                   The Fund shall not purchase or sell commodities or
                              commodity contracts. The Fund may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related prospectus subject to the investment restrictions listed under "Futures."

Lending The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objective and policies, are considered loans, and except that the Fund may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

Options                       None.

Futures The Fund may enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

                              See also "Short Sales/Margin" and "Commodities."

Unseasoned Issuers            None.

Warrants The Fund shall not in addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Holdings by Affiliates        The Fund shall not purchase or retain the
                              securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled
                              Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Fund shall not invest in interests in oil, gas
                              and other mineral leases or other mineral exploration or development programs.

Miscellaneous                 None.


----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.


----------------------------------------------------------------------------------------------------







                                                                           Current Management (or
                                    Investment                Asset Size   Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of      Based On Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98          Net Assets
----------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds,Inc.
----------------------------------------------------------------------------------------------------
New Pacific Fund                   Delaware      5/4/96(1)                 0.80% per year
(Investment Management)            Management
                                   Company,
                                   Inc. ("DMC")

----------------------------------------------------------------------------------------------------
New Pacific Fund                   AIB Govett,   1/1/98(2)                 0.50% per year
(Sub-Advisory)                     Inc. ("AIBG")
----------------------------------------------------------------------------------------------------
Overseas Equity Fund               DMC           5/4/96(1)                 1.00% per year
(Investment Management)



----------------------------------------------------------------------------------------------------
Overseas Equity Fund               Delaware      9/15/97(3)                80% of fees paid to DMC
(Sub-Advisory)                     International
                                   Advisers
                                   Ltd.
                                   ("DIAL")
----------------------------------------------------------------------------------------------------
U.S. Growth Fund                   DMC           5/4/96(1)                 0.70% per year
(Investment  Management)



----------------------------------------------------------------------------------------------------
U.S. Growth Fund                   Lynch &       5/4/96(1)                 0.40% per year
(Sub-Advisory)                     Mayer, Inc.
                                   ("L&M")
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                             Management
                                                                              Fees that
                                                                  Manage-     Would Have
                                                                   ment       Been Due
                                                                  Fees Due    During The                   Servicing
                                                                   and/or     Last Fiscal                /Distribution
                                                                   Waived     Year Under                   Fees Paid
                                      Proposed Management (or       Last       Proposed     Percentage    Last Fiscal
                                       Sub-Advisory) Fee Rate      Fiscal     Management    Difference      Year to
                                       Based on Average Daily       Year       Fee Rate       Between    Affiliates of
          Company/Fund                       Net Assets               A            B           A & B        Manager
----------------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds,Inc.
----------------------------------------------------------------------------------------------------------------------
New Pacific Fund                    0.85% on first $500 million
(Investment Management)             0.80% on next $500 million
                                    0.75% on next $1,500 million
                                    0.70% on assets in  excess of
                                    $2,500 million; all per year
----------------------------------------------------------------------------------------------------------------------
New Pacific Fund                    No Change                                      N/A            N/A
(Sub-Advisory)
----------------------------------------------------------------------------------------------------------------------
Overseas Equity Fund                0.85% on first $500 million
(Investment Management)             0.80% on next $500 million
                                    0.75% on next $1,500 million
                                    0.70% on assets in excess of
                                    $2,500 million; all per year
----------------------------------------------------------------------------------------------------------------------
Overseas Equity Fund                No Change                                      N/A            N/A
(Sub-Advisory)



----------------------------------------------------------------------------------------------------------------------
U.S. Growth Fund                    0.65% on first $500 million
(Investment  Management)            0.60% on next $500 million
                                    0.55% on next $1,500 million
                                    0.50% on assets in excess of
                                    $2,500 million; all per year
----------------------------------------------------------------------------------------------------------------------
U.S. Growth Fund                    SRSY investigating             No
(Sub-Advisory)                                                     Change

----------------------------------------------------------------------------------------------------------------------


------------------------------
(1) Last submitted to shareholders for approval on May 3, 1996 in connection with the replacement of Lincoln Investment Management, Inc. as the Fund's investment manager.
(2) Last submitted to shareholders for approval on January 1, 1998 in connection with the internal restructuring of the previous sub-adviser (resulted in the transfer of the previous sub-adviser's personnel and services to the current sub-adviser).
(3) Last submitted to shareholders on ______ in connection with _________.


------------------------------------------------------------------------------------------------------







                                                                           Current Management (or
                                    Investment                Asset Size   Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of      Based On Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98          Net Assets
------------------------------------------------------------------------------------------------------
Delaware Group Cash Reserve, Inc.  DMC           4/3/95(1)                0.50% on first $500 million
                                                                          0.475% on next $250 million
                                                                          0.45% on next $250 million
                                                                          0.425% on next $250 million
                                                                          0.375% on next $250 million
                                                                          0.325% on next $250 million
                                                                          0.30% on next $250 million
                                                                          0.275% on assets in excess
                                                                          of $2,000; all  per year
                                                                          less directors' fees
------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds I,
Inc.
------------------------------------------------------------------------------------------------------
Delaware Balanced Fund             DMC           4/3/95(1)                0.60% on first $100 million
(formerly Delaware Fund)                                                  0.525% on next $150 million
                                                                          0.50% on next $250 million
                                                                          0.475% on assets in
                                                                          excess of  $500 million;
                                                                          all per year less
                                                                          directors' fees
------------------------------------------------------------------------------------------------------
Devon Fund                         DMC           4/3/95(1)                0.60% on first $500 million
                                                                          0.50% on assets in
                                                                          excess of $500 million;
                                                                          all per year


------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                                        Management
                                                                         Fees that
                                                             Manage-     Would Have
                                                              ment       Been Due
                                                             Fees Due    During The                  Servicing
                                                              and/or     Last Fiscal               /Distribution
                                                              Waived     Year Under                  Fees Paid
                                 Proposed Management (or       Last       Proposed     Percentage   Last Fiscal
                                  Sub-Advisory) Fee Rate      Fiscal     Management    Difference     Year to
                                  Based on Average Daily       Year       Fee Rate       Between   Affiliates of
          Company/Fund                  Net Assets               A            B           A & B       Manager
---------------------------------------------------------------------------------------------------------------

Delaware Group Cash Reserve, Inc. 0.45%  on first $500 million
                                  0.40% on next $500 million
                                  0.35% on next $1,500 million
                                  0.30% on assets in  excess of
                                  $2,500 million; all per year





---------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds I,
Inc.
---------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund             0.65% on first $500 million
(formerly Delaware Fund)           0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess
                                   of $2,500 million;
                                   all per year

---------------------------------------------------------------------------------------------------------------
Devon Fund                         0.65% on first $500 million
                                   0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in
                                   excess of $2,500
                                   million; all per year
---------------------------------------------------------------------------------------------------------------

----------------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.


-----------------------------------------------------------------------------------------------------







                                                                           Current Management (or
                                    Investment                Asset Size   Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of      Based On Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98          Net Assets
---------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds II,
Inc.
---------------------------------------------------------------------------------------------------------
Blue Chip Fund                     DMC           2/24/97(1)               0.65% on first $500 million
(Investment Management)                                                   0.625% on next $500 million
                                                                          0.60% on assets in excess of
                                                                          $1,000 million; all per year
---------------------------------------------------------------------------------------------------------
Blue Chip Fund                     Vantage       2/24/97(1)               0.15% on average daily net
(Sub-Advisory)                     Global                                 assets averaging one year old
                                   Advisors,                              or less
                                   Inc. ("VGA")                           0.20% on average daily net
                                                                          assets averaging two years
                                                                          old or less, but greater than
                                                                          one year old
                                                                          0.35% on average daily net
                                                                          assets averaging over two
                                                                          years old; all per year
---------------------------------------------------------------------------------------------------------
Decatur Income Fund                DMC           4/3/95(2)                0.60% on first $100 million
                                                                          0.525% on next $150 million
                                                                          0.50% on next $250 million
                                                                          0.475% on assets in excess of
                                                                          $500 million; all per year less
                                                                          directors' fees
---------------------------------------------------------------------------------------------------------
Decatur Total Return Fund          DMC           4/3/95(2)                0.60% on first $500 million
                                                                          0.575% on next $250 million
                                                                          0.55% on assets in  excess of
                                                                          $750 million; all per year less
                                                                          directors' fees
---------------------------------------------------------------------------------------------------------
Social Awareness Fund              DMC           2/24/97(1)               0.75% on first $500 million
(Investment Management)                                                   0.725% on next $500 million
                                                                          0.70% on assets in excess of
                                                                          $1,000; all per year

---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                            Management
                                                                             Fees that
                                                                 Manage-     Would Have
                                                                  ment       Been Due
                                                                 Fees Due    During The                   Servicing
                                                                  and/or     Last Fiscal                /Distribution
                                                                  Waived     Year Under                   Fees Paid
                                     Proposed Management (or       Last       Proposed     Percentage    Last Fiscal
                                      Sub-Advisory) Fee Rate      Fiscal     Management    Difference      Year to
                                      Based on Average Daily       Year       Fee Rate       Between    Affiliates of
          Company/Fund                      Net Assets               A            B           A & B        Manager
---------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds II,
Inc.
---------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                     0.65% on first $500 million
(Investment Management)            0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess of
                                   $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                     No Change                                      N/A            N/A
(Sub-Advisory)









---------------------------------------------------------------------------------------------------------------------
Decatur Income Fund                0.65% on first $500 million
                                   0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess of $2,500
                                   million; all per year

---------------------------------------------------------------------------------------------------------------------
Decatur Total Return Fund          0.65% on first $500 million
                                   0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess of
                                   $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Social Awareness Fund              0.75% on first $500 million
(Investment Management)            0.70% on next $500 million
                                   0.65% on next $1,500 million
                                   0.60% on assets in excess of
                                   $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------


---------------------------
(1) Last submitted to shareholders for initial approval on [February 24, 1997].
(2) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.


------------------------------------------------------------------------------------------------------------------------------------







                                                                           Current Management (or      Proposed Management (or
                                    Investment                Asset Size   Sub-Advisory) Fee Rate       Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of      Based On Average Daily       Based on Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98          Net Assets                   Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Social Awareness Fund              VGA           2/24/97(1)               0.20% on average daily net    No Change
(Sub-Advisory)                                                            assets averaging one year
                                                                          old or less
                                                                          0.25%  on average daily net
                                                                          assets averaging two years
                                                                          old or less, but greater than
                                                                          one year old
                                                                          0.40% on average daily net
                                                                          assets averaging over two
                                                                          years old; all per year
------------------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds III,
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Trend Fund                         DMC           4/3/95(2)                0.75% per year less           0.75% on first $500 million
                                                                          directors' fees               0.70% on next $500 million
                                                                                                        0.65% on next $1,500 million
                                                                                                        0.60% on assets in excess of
                                                                                                        $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds IV,
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund          DMC           11/29/96(3)              0.75% on first $500 million   0.75% on first $500 million
                                                                          0.725% on next $500 million   0.70% on next $500 million
                                                                          0.70% on assets in excess of  0.65% on next $1,500 million
                                                                          $1,000 million; all per year  0.60% on assets in excess of
                                                                                                        $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
DelCap Fund                        DMC           4/3/95(2)                0.75% per year less           0.75% on first $500 million
                                                                          directors' fees               0.70% on next $500 million
                                                                                                        0.65% on next $1,500 million
                                                                                                        0.60% on assets in
                                                                                                        excess of $2,500
                                                                                                        million; all per year
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
(1) Last submitted to shareholders for initial approval on [February 24, 1997].
(2) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(3) Last submitted to shareholders for initial approval on [November 29, 1996].



-----------------------------------------------------------------------------------------
                                                 Management
                                                 Fees that
                                     Manage-     Would Have
                                      ment       Been Due
                                     Fees Due    During The                   Servicing
                                      and/or     Last Fiscal                /Distribution
                                      Waived     Year Under                   Fees Paid
                                       Last       Proposed     Percentage    Last Fiscal
                                      Fiscal     Management    Difference      Year to
                                       Year       Fee Rate       Between    Affiliates of
          Company/Fund                   A            B           A & B        Manager
-----------------------------------------------------------------------------------------
Social Awareness Fund                                N/A         N/A           NA
(Sub-Advisory)








-----------------------------------------------------------------------------------------
Delaware Group Equity Funds III,
Inc.
-----------------------------------------------------------------------------------------
Trend Fund




-----------------------------------------------------------------------------------------
Delaware Group Equity Funds IV,
Inc.
-----------------------------------------------------------------------------------------
Capital Appreciation Fund





-----------------------------------------------------------------------------------------
DelCap Fund





-----------------------------------------------------------------------------------------









                                                                     Current Management (or           Proposed Management (or
                                Investment              Asset Size   Sub-Advisory) Fee Rate           Sub-Advisory) Fee Rate
                                Manager or   Date of      as of      Based On Average Daily           Based on Average Daily
        Company/Fund           Sub-Adviser   Agreement   11/30/98          Net Assets                       Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds V,
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
                                   DMC       4/3/95(1)               0.75%  per year less           0.75% on first $500 million
                                                                     directors' fees                0.70% on next $500 million
                                                                                                    0.65% on next $1,500 million
                                                                                                    0.60% on assets in excess of
                                                                                                    $2,500  million; all per year
------------------------------------------------------------------------------------------------------------------------------------
Retirement Income Fund             DMC       11/29/96(1)             0.65% on first $500 million    0.65% on first $500 million
                                                                     0.625% on next $500 million    0.60% on next $500 million
                                                                     0.60% on assets in excess of   0.55% on next $1,500 million
                                                                     $1,000; all per year           0.50% on assets in excess of
                                                                                                    $2,500; all per year
------------------------------------------------------------------------------------------------------------------------------------

Delaware Group Foundation Funds
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                 DMC       12/18/97(3)             0.25% per year (currently      No Change
                                                                     waived to  0.10%)
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                   DMC       12/18/97(3)             0.25% per year (currently      No Change
                                                                     waived to  0.10%)
------------------------------------------------------------------------------------------------------------------------------------
Income Portfolio                   DMC       12/18/97(3)             0.25% per year (currently      No Change
                                                                     waived to 0.10%)
------------------------------------------------------------------------------------------------------------------------------------

Delaware Group Global &
International Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund              DIAL      5/1/96(4)               1.25% per year                 1.25% on first $500 million
                                                                                                    1.20% on next $500 million
                                                                                                    1.15% on next $1,500 million
                                                                                                    1.10% on assets in excess of
                                                                                                    $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------------
Global Equity Fund (formerly       DIAL      4/3/95(1)               0.75% per year less            0.85% on first $500 million
Global Assets Series)                                                directors' fees                0.80% on next $500 million
(Investment Management)                                                                             0.75% on next $1,500 million
                                                                                                    0.70% on assets in excess of
                                                                                                    $2,500 million; all per year




------------------------------------------------------------------------------------------------------------------------------------


                                                  Management
                                                  Fees that
                                    Manage-       Would Have
                                     ment         Been Due
                                   Fees Due      During The                   Servicing
                                    and/or       Last Fiscal                /Distribution
                                    Waived       Year Under                   Fees Paid
                                     Last         Proposed     Percentage    Last Fiscal
                                    Fiscal       Management    Difference      Year to
                                     Year         Fee Rate      Between     Affiliates of
        Company/Fund                  A              B           A & B        Manager
------------------------------------------------------------------------------------------
Delaware Group Equity Funds V,
Inc.
------------------------------------------------------------------------------------------
Small Cap Value Fund
                                                     N/A            N/A




------------------------------------------------------------------------------------------
Retirement Income Fund                               N/A            N/A




------------------------------------------------------------------------------------------

Delaware Group Foundation Funds
------------------------------------------------------------------------------------------
Balanced Portfolio                                    N/A            N/A

------------------------------------------------------------------------------------------
Growth Portfolio                                      N/A            N/A

------------------------------------------------------------------------------------------
Income Portfolio                                      N/A            N/A

------------------------------------------------------------------------------------------

Delaware Group Global &
International Funds, Inc.
------------------------------------------------------------------------------------------
Emerging Markets Fund                                 N/A            N/A




------------------------------------------------------------------------------------------
Global Equity Fund (formerly
Global Assets Series)
(Investment Management)






------------------------------------------------------------------------------------------

---------------------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National corporation's acquisition of DMC and DIAL.
(2) Last submitted to shareholders for initial approval on [November 29, 1996]
(3) Last submitted to shareholders for initial approval on [December 18, 1997].
(4) Last submitted to shareholders for initial approval on [May 1, 1996].

----------------------------------------------------------------------------------------------------







                                                                           Current Management (or
                                    Investment                Asset Size   Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of      Based On Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98          Net Assets
----------------------------------------------------------------------------------------------------
Global Equity Fund (formerly       DMC           4/3/95(1)                 25% of fees paid to DIAL
Global Assets Series)
(Sub-Advisory)
----------------------------------------------------------------------------------------------------
Global Bond Fund                   DIAL          4/3/95(1)                 0.75% per year less
                                                                           directors' fees



----------------------------------------------------------------------------------------------------
Global Opportunities Fund          DIAL                                    0.80% per year
(formerly Global Equity Series)
(Investment Management)


----------------------------------------------------------------------------------------------------
Global Opportunities Fund          DMC                                     50% of fees paid to DIAL
(formerly Global Equity Series)
(Sub-Advisory)
----------------------------------------------------------------------------------------------------
International Equity Fund          DIAL          4/3/95(1)                 0.75% per year less
                                                                           directors' fees



----------------------------------------------------------------------------------------------------
International Small Cap Fund       DIAL          7/21/97(2)                1.25% per year




----------------------------------------------------------------------------------------------------
Delaware Group Government Fund,
Inc.
----------------------------------------------------------------------------------------------------
U.S. Government Fund               DMC           4/3/95(1)                 0.60% per year less
                                                                           directors' fees



----------------------------------------------------------------------------------------------------

[RESTUBBED FROM PREVIOUS PAGE]

-------------------------------------------------------------------------------------------------------------------
                                                                           Management
                                                                            Fees that
                                                                Manage-    Would Have
                                                                 ment       Been Due
                                                               Fees Due    During The                   Servicing
                                                                and/or     Last Fiscal                /Distribution
                                                                Waived     Year Under                   Fees Paid
                                   Proposed Management (or       Last       Proposed     Percentage    Last Fiscal
                                    Sub-Advisory) Fee Rate      Fiscal     Management    Difference      Year to
                                    Based on Average Daily       Year       Fee Rate       Between    Affiliates of
          Company/Fund                    Net Assets               A            B           A & B        Manager
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund (formerly      No Change
Global Assets Series)
(Sub-Advisory)
-------------------------------------------------------------------------------------------------------------------
Global Bond Fund                  0.75% on first $500 million                 N/A             N/A
                                  0.70% on next $500 million
                                  0.65% on next $1,500 million
                                  0.60% on assets in excess of
                                  $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund         0.85% on first $500 million
(formerly Global Equity Series)   0.80% on next $500 million
(Investment Management)           0.75% on next $1,500 million
                                  0.70% on assets in excess of
                                  $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund         No Change
(formerly Global Equity Series)
(Sub-Advisory)
-------------------------------------------------------------------------------------------------------------------
International Equity Fund         0.85% on first $500 million
                                  0.80% on next $500 million
                                  0.75% on next $1,500 million
                                  0.70% on assets in excess of
                                  $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
International Small Cap Fund      1.25% on first $500 million                 N/A             N/A
                                  1.20% on next $500 million
                                  1.15% on next $1,500 million
                                  1.10% on assets in excess of
                                  $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Delaware Group Government Fund,
Inc.
-------------------------------------------------------------------------------------------------------------------
U.S. Government Fund              0.55% on first $500 million
                                  0.50% on next $500 million
                                  0.45% on next $1,500 million
                                  0.425% on assets in excess of
                                  $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------

----------------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2)  Last submitted to shareholders for initial approval on [July 21, 1997].

----------------------------------------------------------------------------------------------------







                                                                             Current Management (or
                                    Investment                Asset Size     Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of        Based On Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98            Net Assets
-------------------------------------------------------------------------------------------------------
Delaware Group Income Funds, Inc.
-------------------------------------------------------------------------------------------------------
Corporate Bond Fund
-------------------------------------------------------------------------------------------------------
Delchester Fund                    DMC           4/3/95(1)                 0.60% on first $500 million
                                                                           0.575% on next $250 million
                                                                           0.55% on assets in excess of
                                                                           $750 million; all per year
                                                                           less director's fees
-------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund
-------------------------------------------------------------------------------------------------------
High-Yield Opportunities Fund      DMC           12/27/96(2)               0.65% on first $500 million
                                                                           0.625% on next $500 million
                                                                           0.60% on assets in excess of
                                                                           $1,000 million; all per year

-------------------------------------------------------------------------------------------------------
Strategic Income Fund              DMC           9/30/96(3)                0.65% on first $500 million
(Investment Management)                                                    0.625% on next $500 million
                                                                           0.60% on assets in excess of
                                                                           $1,000 million; all per year

-------------------------------------------------------------------------------------------------------
Strategic Income Fund              DIAL          9/30/96(3)                1/3 of management fees
(Sub-Advisory)                                                             paid to DMC
-------------------------------------------------------------------------------------------------------
Delaware Group Limited-Term
Government Funds, Inc.
-------------------------------------------------------------------------------------------------------
Limited-Term Government Fund       DMC           4/3/95(1)                 0.50% per year less
                                                                           directors' fees



-------------------------------------------------------------------------------------------------------

[RESTUBBED FROM PREVIOUS PAGE]

-------------------------------------------------------------------------------------------------------------------
                                                                           Management
                                                                            Fees that
                                                                Manage-    Would Have
                                                                 ment       Been Due
                                                               Fees Due    During The                   Servicing
                                                                and/or     Last Fiscal                /Distribution
                                                                Waived     Year Under                   Fees Paid
                                   Proposed Management (or       Last       Proposed     Percentage    Last Fiscal
                                    Sub-Advisory) Fee Rate      Fiscal     Management    Difference      Year to
                                    Based on Average Daily       Year       Fee Rate       Between    Affiliates of
          Company/Fund                    Net Assets               A            B           A & B        Manager
--------------------------------------------------------------------------------------------------------------------
Delaware Group Income Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund
--------------------------------------------------------------------------------------------------------------------
Delchester Fund                    0.65% on first $500 million
                                   0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund
--------------------------------------------------------------------------------------------------------------------
High-Yield Opportunities Fund      0.65% on first $500 million                N/A            N/A
                                   0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Strategic Income Fund              0.65% on first $500 million                N/A            N/A
(Investment Management)            0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Strategic Income Fund              No Change                                  N/A            N/A
(Sub-Advisory)
--------------------------------------------------------------------------------------------------------------------
Delaware Group Limited-Term
Government Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
Limited-Term Government Fund       0.50% on first $500 million                N/A            N/A
                                   0.475% on next $500 million
                                   0.45% on next $1,500 million
                                   0.425% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------

(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2)  Last submitted to shareholders for initial approval on [December 27, 1996].
(3) Last submitted to shareholders for initial approval on [September 30, 1996].

----------------------------------------------------------------------------------------------------







                                                                             Current Management (or
                                    Investment                Asset Size     Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of        Based On Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98            Net Assets
-------------------------------------------------------------------------------------------------------
Delaware Group Premium Fund, Inc.
-------------------------------------------------------------------------------------------------------
Capital Reserves Series            DMC           4/3/95(1)                   0.60% per year less
                                                                             directors' fees



-------------------------------------------------------------------------------------------------------
Cash Reserve Series                DMC           4/3/95(1)                   0.50% per year less
                                                                             directors' fees



-------------------------------------------------------------------------------------------------------
Convertible Securities Series      DMC           5/1/97(2)                   0.75% per year




-------------------------------------------------------------------------------------------------------
Decatur Total Return Series        DMC           4/3/95(1)                   0.60% per year less
                                                                             directors' fees



-------------------------------------------------------------------------------------------------------
Delaware Series                    DMC           4/3/95(1)                   0.60% per year less
                                                                             directors' fees



-------------------------------------------------------------------------------------------------------
DelCap Series                      DMC           4/3/95(1)                   0.75% per year less
                                                                             directors' fees



-------------------------------------------------------------------------------------------------------
Delchester Series                  DMC           4/3/95(1)                   0.60% per year less
                                                                             directors' fees



-------------------------------------------------------------------------------------------------------

[RESTUBBED FROM PREVIOUS PAGE]

-------------------------------------------------------------------------------------------------------------------
                                                                           Management
                                                                            Fees that
                                                                Manage-    Would Have
                                                                 ment       Been Due
                                                               Fees Due    During The                   Servicing
                                                                and/or     Last Fiscal                /Distribution
                                                                Waived     Year Under                   Fees Paid
                                   Proposed Management (or       Last       Proposed     Percentage    Last Fiscal
                                    Sub-Advisory) Fee Rate      Fiscal     Management    Difference      Year to
                                    Based on Average Daily       Year       Fee Rate       Between    Affiliates of
          Company/Fund                    Net Assets               A            B           A & B        Manager
--------------------------------------------------------------------------------------------------------------------
Delaware Group Premium Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
Capital Reserves Series            0.50% on first $500 million
                                   0.475% on next $500 million
                                   0.45% on next $1,500 million
                                   0.425% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Cash Reserve Series                0.45% on first $500 million
                                   0.40% on next $500 million
                                   0.35% on next $1,500 million
                                   0.30% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Convertible Securities Series      0.75% on first $500 million                 N/A            N/A
                                   0.70% on next $500 million
                                   0.65% on next $1,500 million
                                   0.60% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Decatur Total Return Series        0.65% on first $500 million
                                   0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Delaware Series                    0.65% on first $500 million
                                   0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
DelCap Series                      0.75% on first $500 million                 N/A            N/A
                                   0.70% on next $500 million
                                   0.65% on next $1,500 million
                                   0.60% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Delchester Series                  0.65% on first $500 million
                                   0.60% on next $500 million
                                   0.55% on next $1,500 million
                                   0.50% on assets in excess of
                                   $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------

-------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2)  Last submitted to shareholders for initial approval on [May 1, 1997].


---------------------------------------------------------------------------------------------------------







                                                                           Current Management (or
                                    Investment                Asset Size   Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of      Based On Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98          Net Assets
---------------------------------------------------------------------------------------------------------
Devon Series                       DMC           5/1/97(1)                   0.60% per year




---------------------------------------------------------------------------------------------------------
Emerging Markets Series            DIAL          5/1/96(2)                   1.25% per year




---------------------------------------------------------------------------------------------------------
Global Bond Series                 DIAL          5/1/96(2)                   0.75% per year




---------------------------------------------------------------------------------------------------------
International Equity Series        DIAL          10/7/92(3)                  0.75% per year less
                                                                             directors' fees



---------------------------------------------------------------------------------------------------------
REIT Series
---------------------------------------------------------------------------------------------------------
Small Cap Value Series             DMC           4/3/95(4)                   0.75% per year




---------------------------------------------------------------------------------------------------------
Social Awareness Series            DMC           5/1/97(1)                   0.75% per year
(Investment Management)



---------------------------------------------------------------------------------------------------------
Social Awareness Series            VGA           5/1/97(1)                   0.25% on first $20 million
(Sub-Advisory)                                                               0.35% on next $30 million
                                                                             0.40% on assets in excess of
                                                                             $50 million; all per year



---------------------------------------------------------------------------------------------------------------------
                                                                            Management
                                                                            Fees that
                                                                 Manage-    Would Have
                                                                  ment       Been Due
                                                                Fees Due    During The                   Servicing
                                                                 and/or     Last Fiscal                /Distribution
                                                                 Waived     Year Under                   Fees Paid
                                  Proposed Management (or         Last       Proposed     Percentage    Last Fiscal
                                  Sub-Advisory) Fee Rate         Fiscal     Management    Difference      Year to
                                  Based on Average Daily          Year       Fee Rate       Between    Affiliates of
          Company/Fund                Net Assets                    A            B           A & B        Manager
--------------------------------------------------------------------------------------------------------------------
Devon Series                     0.65% on first $500 million
                                 0.60% on next $500 million
                                 0.55% on next $1,500 million
                                 0.50% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Series          1.25% on first $500 million                   N/A            N/A
                                 1.20% on next $500 million
                                 1.15% on next $1,500 million
                                 1.10% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Global Bond Series               0.75% on first $500 million                   N/A            N/A
                                 0.70% on next $500 million
                                 0.65% on next $1,500 million
                                 0.60% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
International Equity Series      0.85% on first $500 million
                                 0.80% on next $500 million
                                 0.75% on next $1,500 million
                                 0.70% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
REIT Series                      No Change                                     N/A            N/A
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Series           0.75% on first $500 million                   N/A            N/A
                                 0.70% on next $500 million
                                 0.65% on next $1,500 million
                                 0.60% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Social Awareness Series          0.75% on first $500 million                   N/A            N/A
(Investment Management)          0.70% on next $500 million
                                 0.65% on next $1,500 million
                                 0.60% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Social Awareness Series          No Change                                     N/A            N/A
(Sub-Advisory)




---------------
(1) Last submitted to shareholders for initial approval on [May 1, 1997].
(2) Last submitted to shareholders for initial approval on [May 1, 1996].
(3) Last submitted to shareholders for initial approval on [October 7, 1992].
(4) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.

------------------------------------------------------------------------------------------------------







                                                                           Current Management (or
                                    Investment                Asset Size   Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of      Based On Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98          Net Assets
------------------------------------------------------------------------------------------------------
Strategic Income Series            DMC            5/1/97(1)               0.65% per year
(Investment Management)






Strategic Income Series            DIAL          5/1/97(1)                1/3 of management fees
(Sub-Advisory)                                                            paid to DMC


Trend Series                       DMC           4/3/95(2)                0.75% per year





Delaware Group State Tax-Free
Income Trust


Tax-Free New Jersey Fund           DMC           9/2/97(3)                0.55% on first $500 million
                                                                          0.525% on next $500 million
                                                                          0.50% on assets in excess of
                                                                          $1,000 million; all per year


Tax-Free Ohio Fund                 DMC           9/2/97(3)                0.55% on first $500 million
                                                                          0.525% on next $500 million
                                                                          0.50% on assets in excess of
                                                                          $1,000 million all per year



Tax-Free Pennsylvania Fund         DMC           4/3/95(2)                0.60% on first $500 million
                                                                          0.575% on next $250 million
                                                                          0.55% on assets in excess of
                                                                          $750 million; all per year


Delaware Group Tax-Free Money      DMC           4/3/95(2)                0.50% per year less directors' fees
Fund, Inc.




-------------------------------------------------------------------------------------------------------------------
                                                                          Management
                                                                           Fees that
                                                               Manage-    Would Have
                                                                ment       Been Due
                                                               Fees Due    During The                  Servicing
                                                               and/or     Last Fiscal                /Distribution
                                                               Waived     Year Under                   Fees Paid
                                  Proposed Management (or       Last       Proposed     Percentage    Last Fiscal
                                   Sub-Advisory) Fee Rate      Fiscal     Management    Difference      Year to
                                  Based on Average Daily       Year       Fee Rate       Between     Affiliates of
          Company/Fund                  Net Assets               A            B           A & B         Manager
------------------------------------------------------------------------------------------------------------------
Strategic Income Series           0.65% on first $500 million               N/A            N/A
(Investment Management)           0.60% on next $500 million
                                  0.55% on next $1,500
                                  million; per year
                                  0.50% on assets in excess of
                                  $2,500 million; all per year


Strategic Income Series           No Change                                 N/A            N/A
(Sub-Advisory)


Trend Series                      0.75% on first $500 million               N/A            N/A
                                  0.70% on next $500 million
                                  0.65% on next $1,500 million
                                  0.60% on assets in excess of
                                  $2,500 million; all per year

Delaware Group State Tax-Free
Income Trust


Tax-Free New Jersey Fund          0.55% on first $500 million               N/A            N/A
                                  0.50% on next $500 million
                                  0.45% on next $1,500 million;
                                  0.425% on assets in excess of
                                  $2,500 million; all per year

Tax-Free Ohio Fund                0.55% on first $500 million               N/A            N/A
                                  0.50% on next $500 million
                                  0.45% on next $1,500 million
                                  0.425% on assets in excess of
                                  $2,500 million; all per year


Tax-Free Pennsylvania Fund        0.55% on first $500 million
                                  0.50% on next $500 million
                                  0.45% on next $1,500 million
                                  0.425% on assets in excess of
                                  $2,500 million; all per year

Delaware Group Tax-Free Money     0.45% on first $500 million
Fund, Inc.                        0.40% on next $500 million
                                  0.35% on next $1,500 million
                                  0.30% on assets in excess of
                                  $2,500 million; all per year


---------------
(1) Last submitted to shareholders for initial approval on [May 1, 1997].
(2) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(3) Last submitted to shareholders for initial approval on [September 2, 1997].

------------------------------------------------------------------------------------------------------------------------------------







                                                                           Current Management (or
                                    Investment                Asset Size   Sub-Advisory) Fee Rate
                                    Manager or    Date of       as of      Based On Average Daily
          Company/Fund             Sub-Adviser   Agreement     11/30/98          Net Assets
-------------------------------------------------------------------------------------------------------
Delaware Group Tax-Free Fund,
Inc.
-------------------------------------------------------------------------------------------------------
Tax-Free Insured Fund              DMC           4/3/95(1)                0.60% per year less
                                                                          directors' fees



-------------------------------------------------------------------------------------------------------
Tax-Free USA Fund                  DMC           4/3/95(1)                0.60% on first $500 million
                                                                          0.575% on next $250 million
                                                                          0.55% on assets in excess of
                                                                          $750 million; all per year
                                                                          less directors' fees
-------------------------------------------------------------------------------------------------------
Tax-Free USA Intermediate Fund     DMC           4/3/95(1)                0.50% per year less
                                                                          directors' fees



-------------------------------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.
-------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust   DMC           11/29/95(2)              0.75% per year
Portfolio
(Investment Management)


-------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust   Lincoln       11/29/95(2)              30% of management fee
Portfolio                          Investment                             paid to DMC
(Sub-Advisory)                     Management,
                                   Inc.
-------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Management
                                                                                     Fees that
                                                                         Manage-     Would Have
                                                                           ment       Been Due
                                                                         Fees Due    During The                   Servicing
                                                                         and/or     Last Fiscal                /Distribution
                                                                          Waived     Year Under                   Fees Paid
                                      Proposed Management (or              Last       Proposed     Percentage    Last Fiscal
                                       Sub-Advisory) Fee Rate             Fiscal     Management    Difference      Year to
                                       Based on Average Daily              Year       Fee Rate       Between    Affiliates of
          Company/Fund                       Net Assets                      A            B           A & B        Manager
-----------------------------------------------------------------------------------------------------------------------------
Delaware Group Tax-Free Fund,
Inc.
-----------------------------------------------------------------------------------------------------------------------------
Tax-Free Insured Fund                 0.50% on first $500 million
                                      0.475% on next $500 million
                                      0.45% on next $1,500 million
                                      0.425% on assets in excess of
                                      $2,500 million; all per year
-----------------------------------------------------------------------------------------------------------------------------
Tax-Free USA Fund                     0.55% on first $500 million
                                      0.50% on next $500 million
                                      0.45% on next $1,500 million
                                      0.425% on assets in excess of
                                      $2,500 million; all per year
-----------------------------------------------------------------------------------------------------------------------------
Tax-Free USA Intermediate Fund        0.50% on first $500 million
                                      0.475% on next $500 million                       N/A            N/A
                                      0.45% on next $1,500 million
                                      0.425% on assets in excess of
                                      $2,500 million; all per year
-----------------------------------------------------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.
-----------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust      0.75% on first $500 million                       N/A             N/A
Portfolio                             0.70% on next $500 million
(Investment Management)               0.65% on next $1,500 million
                                      0.60% on assets in excess of
                                      $2,500 million; all per year
-----------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust      No Change                                         N/A             N/A
Portfolio
(Sub-Advisory)

-----------------------------------------------------------------------------------------------------------------------------


---------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2) Last submitted to shareholders for initial approval on [November 29, 1995].

                                    EXHIBIT H
                     ACTUAL AND HYPOTHETICAL EXPENSE TABLES

                                            Class A Shares        Class B & C Shares     Institutional Shares        Other*
Names of Fund/Company                    Actual      Proposed   Actual       Proposed    Actual     Proposed   Actual   Proposed
---------------------                    ------      --------   ------       --------    ------     --------   ------   --------
New Pacific Fund
(Delaware Group Adviser Funds, Inc.)
Management Fees........................  0.80%       0.85%      0.80%`       0.85%       0.80%      0.85%      N/A       N/A
12b-1 Fees.............................  0.30%       0.30%      1.00%        1.00%       None       None       N/A       N/A
Other Expenses.........................  1.75%       1.75%      1.75%        1.75%       1.75%      1.75%      N/A       N/A
                                         ----        ----       ----         ----        ----       ----       ---       ---
         Total Operating Expenses......  2.85%       2.90%      3.55%        3.60%       2.55%      2.60%      N/A       N/A
                                         ====        ====       ====         ====        ====       ====       ===       ===
         Total Operating Expenses
                  After Waiver**.......  2.00%       ***%       2.70%        ***%        1.70%      ***%       N/A       N/A
                                         ====        ===        ====         ===         ====       ===        ===       ===


Delaware Balanced Fund (formerly Delaware Fund)
(Delaware Group Equity Funds I, Inc.)
Management Fees........................  0.60%       0.65%      0.60%`       0.65%       0.60%      0.65%      N/A       N/A
12b-1 Fees.............................  0.19%       0.19%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
Other Expenses.........................  0.27%       0.27%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
                                         ----        ----       ----         ----        ----       ----       ---       ---
         Total Operating Expenses                                                                              N/A       N/A
                                                                                                               ===       ===
         Total Operating Expenses
                  After Waiver**.......  0.00%       ***%       0.00%        ***%        0.00%      ***%       N/A       N/A
                                         ====        ===        ====         ===         ====       ===        ===       ===
Devon Fund
(Delaware Group Equity Funds I, Inc.)
Management Fees........................  0.60%       0.65%      0.60%        0.65%       0.60%      0.65%      N/A       N/A
12b-1 Fees.............................  0.30%       0.30%      1.00%        1.00%       None       None       N/A       N/A
Other Expenses........................   0.82%       0.82%      1.52%        1.52%       0.52%      0.52%      N/A       N/A
                                         ----        ----       ----         ----        ----       ----       ---       ---
         Total Operating Expenses.....   1.72%       1.75%      3.12%        3.17%       1.12%      1.17%      N/A       N/A
                                         ====        ====       ====         ====        ====       ====       ===       ===
         Total Operating Expenses
                  After Waiver**.......  1.30%       ***%       2.00%        ***%        1.00%      ***%       N/A       N/A
                                         ====        ===        ====         ===         ====       ===        ===       ===


Decatur Income Fund
(Delaware Group Equity Funds II, Inc.)
Management Fees........................  0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
12b-1 Fees.............................  0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
Other Expenses.........................  0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
                                         ----        ----       ----         ----        ----       ----       ---       ---
         Total Operating Expenses......  0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
                                         ====        ====       ====         ====        ====       ====       ===       ===
         Total Operating Expenses
                  After Waiver**.......  0.00%       ***%       0.00%        ***%        0.00%      ***%       N/A       N/A
                                         ====        ===        ====         ===         ====       ===        ===       ===


Decatur Total Return Fund
(Delaware Group Equity Funds II, Inc.)
Management Fees........................  0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
12b-1 Fees.............................  0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
Other Expenses.........................  0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
                                         ----        ----       ----         ----        ----       ----       ---       ---
         Total Operating Expenses.....   0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
                                         ====        ====       ====         ====        ====       ====       ===       ===
         Total Operating Expenses
                  After Waiver**......   0.00%       ***%       0.00%        ***%        0.00%      ***%       N/A       N/A
                                         ====        ===        ====         ===         ====       ===        ===       ===


Global Equity Fund
(Delaware Group Global
         & International Funds, Inc.)
Management Fees........................  0.75%       0.85%      0.75%        0.85%       0.75%      0.85%      N/A       N/A
12b-1 Fees.............................  0.30%       0.30%      1.00%        1.00%       None       None       N/A       N/A
Other Expenses.........................  1.11%       1.11%      1.11%        1.11%       1.11%      1.11%      N/A       N/A
                                         ----        ----       ----         ----        ----       ----       ---       ---
         Total Operating Expenses.....   2.16%       2.26%      2.86%        2.96%       1.86%      1.96%      N/A       N/A
                                         ====        ====       ====         ====        ====       ====       ===       ===
         Total Operating Expenses
                  After Waiver**......   1.85%       ***%       2.55%        ***%        1.55%      ***%       N/A       N/A
                                         ====        ===        ====         ===         ====       ===        ===       ===

Global Opportunities Fund (formerly Global Equity Fund)
(Delaware Group Global &
         International Funds, Inc.)
Management Fees........................  0.80%       0.85%      0.80%        0.85%       0.80%      0.85%      N/A       N/A
12b-1 Fees.............................  0.30%       0.30%      1.00%        1.00%       None       None       N/A       N/A
Other Expenses.........................  1.51%       1.51%      1.51%        1.51%       0.00%      0.00%      N/A       N/A
                                         ----        ----       ----         ----        ----       ----       ---       ---
         Total Operating Expenses.....   2.61%       2.66%      3.31%        3.36%       0.00%      0.00%      N/A       N/A
                                         ====        ====       ====         ====        ====       ====       ===       ===
         Total Operating Expenses
                  After Waiver**......   0.80%       ***%       0.80%        ***%        0.00%      ***%       N/A       N/A
                                         ====        ===        ====         ===         ====       ===        ===       ===

International Equity Fund
(Delaware Group Global &
         International Funds, Inc.)
Management Fees........................  0.75%       0.85%      0.75%        0.85%       0.75%      0.85%      N/A       N/A
12b-1 Fees.............................  0.30%       0.30%      1.00%        1.00%       None       None       N/A       N/A
Other Expenses.........................  0.66%       0.66%      0.66%        0.66%       0.66%      0.66%      N/A       N/A
                                         ----        ----       ----         ----        ----       ----       ---       ---
         Total Operating Expenses.....   1.71%       1.81%      2.41%        0.00%       1.41%      1.51%      N/A       N/A
                                         ====        ====       ====         ====        ====       ====       ===       ===
         Total Operating Expenses
                  After Waiver**......   1.70%       ***%       2.40%        ***%        1.40%      ***%       N/A       N/A
                                         ====        ===        ====         ===         ====       ===        ===       ===

Delchester Fund
(Delaware Group Income
         Funds, Inc.)
Management Fees........................  0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
12b-1 Fees.............................  0.00%       0.00%      0.00%        0.00%       0.00%      0.00       N/A       N/A
Other Expenses.........................  0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
                                         ----        ----       ----         ----        ----       ----       ---       ---
         Total Operating Expenses.....   0.00%       0.00%      0.00%        0.00%       0.00%      0.00%      N/A       N/A
                                         ====        ====       ====         ====        ====       ====       ===       ===
         Total Operating Expenses
                  After Waiver**......   0.00%       ***%       0.00%        ***%        0.00%      ***%       N/A       N/A
                                         ====        ===        ====         ===         ====       ===        ===       ===

Decatur Total Return Series
(Delaware Group Premium Fund, Inc.)
Management Fees........................  N/A         N/A        N/A          N/A         N/A        N/A        0.60%     0.65%
12b-1 Fees............................   N/A         N/A        N/A          N/A         N/A        N/A        None      None
Other Expenses.........................  N/A         N/A        N/A          N/A         N/A        N/A        0.11%     0.11%
                                         ---         ---        ---          ---         ---        ---        ----      ----
         Total Operating Expenses.....   N/A         N/A        N/A          N/A         N/A        N/A        0.71%     0.76%
                                         ===         ===        ===          ===         ===        ===        ====      ====
         Total Operating Expenses
                  After Waiver**......   N/A         N/A        N/A          N/A         N/A        N/A        0.71%     ***%
                                         ===         ===        ===          ===         ===        ===        ====      ===


Delaware Series
(Delaware Group Premium Fund, Inc.)
Management Fees........................  N/A         N/A        N/A          N/A         N/A        N/A        0.60%     0.65%
12b-1 Fees.............................  N/A         N/A        N/A          N/A         N/A        N/A        None      None
Other Expenses.........................  N/A         N/A        N/A          N/A         N/A        N/A        0.07%     0.07%
                                         ---         ---        ---          ---         ---        ---        ----      ----
         Total Operating Expenses.....   N/A         N/A        N/A          N/A         N/A        N/A        0.67%     0.72%
                                         ===         ===        ===          ===         ===        ===        ====      ====
         Total Operating Expenses
                  After Waiver**......   N/A         N/A        N/A          N/A         N/A        N/A        0.67%     ***%
                                         ===         ===        ===          ===         ===        ===        ====      ===

Delchester Series
(Delaware Group Premium Fund, Inc.)
Management Fees........................  N/A         N/A        N/A          N/A         N/A        N/A        0.60%     0.65%
12b-1 Fees.............................  N/A         N/A        N/A          N/A         N/A        N/A        None      None
Other Expenses.........................  N/A         N/A        N/A          N/A         N/A        N/A        0.10%     0.10%
                                         ---         ---        ---          ---         ---        ---        ----      ----
         Total Operating Expenses.....   N/A         N/A        N/A          N/A         N/A        N/A        0.70%     0.75%
                                         ===         ===        ===          ===         ===        ===        ====      ====
         Total Operating Expenses
                  After Waiver**......   N/A         N/A        N/A          N/A         N/A        N/A        0.70%     ***%
                                         ===         ===        ===          ===         ===        ===        ====      ===


Devon Series
(Delaware Group Premium Fund, Inc.)
Management Fees........................  N/A         N/A        N/A          N/A         N/A        N/A        0.60%     0.65%
12b-1 Fees.............................  N/A         N/A        N/A          N/A         N/A        N/A        None      None
Other Expenses.........................  N/A         N/A        N/A          N/A         N/A        N/A        0.31%     0.31%
                                         ---         ---        ---          ---         ---        ---        ----      ----
         Total Operating Expenses.....   N/A         N/A        N/A          N/A         N/A        N/A        0.91%     0.96%
                                         ===         ===        ===          ===         ===        ===        ====      ====
         Total Operating Expenses
                  After Waiver**......   N/A         N/A        N/A          N/A         N/A        N/A        0.80%     ***%
                                         ===         ===        ===          ===         ===        ===        ====      ===


International Equity Series
(Delaware Group Premium Fund, Inc.)
Management Fees........................  N/A         N/A        N/A          N/A         N/A        N/A        0.75%     0.85%
12b-1 Fees.............................  N/A         N/A        N/A          N/A         N/A        N/A        None      None
Other Expenses.........................  N/A         N/A        N/A          N/A         N/A        N/A        0.20%     0.20%
                                         ---         ---        ---          ---         ---        ---        ----      ----
         Total Operating Expenses.....   N/A         N/A        N/A          N/A         N/A        N/A        0.95%     1.05%
                                         ===         ===        ===          ===         ===        ===        ====      ====
         Total Operating Expenses
                  After Waiver**......   N/A         N/A        N/A          N/A         N/A        N/A        0.95%     ***%
                                         ===         ===        ===          ===         ===        ===        ====      ===

                                      H-3

                                    EXHIBIT I

               FUNDS SIMILARLY MANAGED BY THE INVESTMENT MANAGERS
                                AND SUB-ADVISERS

                              Domestic Equity Funds

                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   As of 11/30/98     On Average Daily Net Assets   on Average Daily Net Assets++
            ----                -----------    --------------        ------------------------      --------------------------

Aggressive Growth Fund              DMC        $____________     1.00% per year                 0.75% on the first $500 million
                                                                                                0.70% on the next $500 million
                                                                                                0.65% on the next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

The Growth and Income               DMC        $____________     0.55% per year                 N/A
Portfolio**

Growth Stock Fund                   DMC        $____________     1.00% per year                 0.65% on the first $500 million
(Investment Management)                                                                         0.60% on the next $500 million
                                                                                                0.55% on the next $1,500 million
                                                                                                0.50% on assets in excess of
                                                                                                $2,500 million; all per year

Growth Stock Fund                   VAM        $____________     0.50% per year                 0.325% per year
(Sub-Advisory)

Mid Cap Value Fund                  DMC        $____________     0.75% on first $500 million    N/A
                                                                 0.70% on next $500 million
                                                                 0.65% on next $1,500 million
                                                                 0.60% on assets in excess of
                                                                 $2,500 million; all per year


The Large Cap Value Equity          DMC        $____________     0.55% per year less            0.55% per year
Portfolio**                                                      directors' fees

The Mid-Cap Growth Equity           DMC        $____________     0.80% per year less            0.75% per year
Portfolio**                                                      directors' fees

The Real Estate Investment          DMC        $____________     0.75% per year                 N/A
Trust Portfolio II **
(Investment Management)

The Real Estate Investment          LIM        $____________     30% of management fee paid     N/A
Trust Portfolio II**                                             to DMC
(Sub-Advisory)

Small Cap Contrarian Fund           DMC        $____________     0.75% on first $500 million    N/A
                                                                 0.70% on next $500 million
                                                                 0.65% on next $1,500 million
                                                                 0.60% on assets in excess of
                                                                 $2,500 million; all per year

The Small Cap Growth Equity         DMC        $____________     0.75% per year                 N/A
Portfolio**

The Small/Mid Cap Value             DMC        $____________     0.65% per year                 N/A
Equity Portfolio**

Tax-Efficient Equity Fund           DMC        $____________     0.75% on first $500 million    0.75% on first $500 million
                                                                 0.725% on next $500 million    0.70% on next $500 million
                                                                 0.70% on assets in excess of   0.65% on next $1,500 million
                                                                 $1,000 million; all per year   0.60% on assets in excess of
                                                                                                $2,500 million; all per year

                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   As of 11/30/98     On Average Daily Net Assets   on Average Daily Net Assets++
            ----                -----------    --------------        ------------------------      --------------------------


Growth and Income Fund of           VGA        $4,004,488,483    0.20% per year                 N/A
Lincoln Multi-Funds

Special Opportunities Fund of       VGA        $  885,491,436    0.20% per year                 N/A
Lincoln Multi-Funds

Social Awareness Fund of            VGA        $1,710,210,719    0.20% per year                 N/A
Lincoln Multi-Funds

Managed Fund of                     VGA        $  468,863,668    0.20% per year                 N/A
Lincoln Multi-Funds

Core Equity Fund of                 VGA        $  666,471,755    0.20% per year                 N/A
Lincoln Dirctor Funds

Lincoln National                    LIM        $  107,643,507    0.875% per year                N/A
Convertible Securities
Fund, Inc.

Lincoln National                    LIM        $  300,098,000    0.75% on first $200 million    N/A
Aggressive Growth                                                0.70% on next $200 million     N/A
Fund                                                             0.65% on assets in
                                                                 excess of $400 million;
                                                                 all per year

Lincoln National Capital            LIM        $  636,124,000    0.80% per year                 N/A
Appreciation Fund

Lincoln National Equity             LIM        $  945,271,000    0.95%                          N/A
Income Fund

Lincoln National Growth             LIM        $3,941,773,000    0.48% on first $200 million    N/A
& Income Fund                                                    0.40% on next $200 million
                                                                 0.30% on assets in excess
                                                                 of $400 million; all
                                                                 per year

Lincoln National                    LIM        $1,698,006,000    "              "               N/A
Social Awareness
Fund

Lincoln National                    LIM        $  844,084,000    "              "               N/A
Special Opportunities
Fund


                           Domestic Fixed-Income Funds

                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or       Asset Size     Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*    as of 11/30/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------    --------------    ---------------------------    ---------------------------
The Aggregate Fixed Income          DMC        $____________     0.40% per year                 N/A
Portfolio**

Delaware Group Dividend and         DMC        $____________     0.55% per year                 N/A
Income Fund, Inc. ***

Delaware-Voyageur US                DMC        $____________     0.50% per year                 0.55% on first $500 million
Government Securities Fund                                                                      0.50% on next $500 million
(Investment Management)                                                                         0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million per year

Delaware-Voyageur US                VAM        $____________     0.25% per year                 N/A
Government Securities Fund
(Sub-Advisory)

The Diversified Core Fixed          DMC        $____________     0.43% per year                 N/A
Income Portfolio**
(Investment Management)

The Diversified Core Fixed          DIAL       $____________     Fee equal to portion on        N/A
Income Portfolio**                                               management fee attributable
(Sub-Advisory)                                                   to foreign investments

The High Yield Bond                 DMC        $____________     0.45% per year                 N/A
Portfolio**

The Intermediate Fixed              DMC        $____________     0.40% per year less            0.40% per year
Income Portfolio**                                               directors' fees

The Limited Term Maturity           DMC        $____________     0.30% per year                 N/A
Portfolio**


                         Global and International Funds

                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 11/30/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------        ------------------------       ------------------------

Delaware Group Global               DMC        $____________     0.70% per year                 N/A
Dividend and Income Fund,
Inc. ***
(Investment Management)

Delaware Group Global               DIAL       $____________     40% of management fees paid    N/A
Dividend and Income Fund,                                        to DMC
Inc. ***
(Sub-Advisory)

The Emerging Markets                DIAL       $____________     1.20% per year                 1.00% per year
Portfolio**

The Global Equity Portfolio**       DIAL       $____________     0.75% per year                 N/A
(Investment Management)

The Global Equity Portfolio**       DMC        $____________     0.50% of management fee paid   N/A
(Sub-Advisory)                                                   to DIAL

The Global Fixed-Income             DIAL       $____________     0.50% per year less            0.50% per year
Portfolio**                                                      directors' fees

The International Equity            DIAL       $____________     0.75% per year less            0.75% per year
Portfolio**                                                      directors' fees

The International                   DIAL       $____________     0.50% per year                 N/A
Fixed-Income Portfolio**

The International Mid Cap           DIAL       $____________     0.70% per year                 N/A
Sub Portfolio**

The Labor Select                    DIAL       $____________     0.75% per year                 N/A
International Equity
Portfolio**

Latin America Fund                  DIAL       $____________     1.25% per year                 N/A

New Europe Fund                     DIAL       $____________     1.25% per year                 N/A



                             National Tax-Free Funds


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 11/30/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------        ------------------------       ------------------------

National High-Yield                 DMC        $____________     0.65% per year                 0.55% on first $500 million
Municipal Bond Fund                                                                             0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess
                                                                                                of $2,500 million; all per year


                                                         State Tax-Free Funds


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 11/30/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------        ------------------------       ------------------------

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.55% on first $500 million
Arizona Fund                                                                                    0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.50% on first $500 million
Arizona Insured Fund                                                                            0.475% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

Voyageur Arizona Municipal          DMC        $____________     0.40% per year                 N/A
Income Fund, Inc. ***

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.55% on first $500 million
California Fund                                                                                 0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% on first $500 million    N/A
California Insured Fund                                          0.475% on next $500 million
                                                                 0.45%  on  next $1,500
                                                                 million
                                                                 0.425% on assets in excess
                                                                 of $2,500 million;
                                                                 all per year

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.55% on first $500 million
Colorado Fund                                                                                   0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

Voyageur Colorado Insured           DMC        $____________     0.40% per year                 N/A
Municipal Income Fund,
Inc.***

                                       I-4


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 11/30/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------        ------------------------       ------------------------

Delaware-Voyageur Tax-Free          DMC        $____________     0.55% on first $500 million    N/A
Florida Fund                                                     0.50% on next $500 million
                                                                 0.45% on next $1,500 million
                                                                 0.425% on assets in excess
                                                                 of $2,500 million; all per
                                                                 year

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% on first $500 million    N/A
Florida Insured Fund                                             0.475% on next $500 million
                                                                 0.45% on next $1,500 million
                                                                 0.425% on assets in excess
                                                                 of $2,500 million; all per
                                                                 year

Voyageur Florida Insured            DMC        $____________     0.40% per year                 N/A
Municipal Income Fund***

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.55% on first $500 million
Idaho Fund                                                                                      0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year


Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.55% on first $500 million
Iowa Fund                                                                                       0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

Delaware-Voyageur Tax-Free          DMC        $____________     0.55% on first $500 million    N/A
Kansas Fund                                                      0.50% on next $500 million
                                                                 0.45% on  next $1,500 million
                                                                 0.425% on assets in excess
                                                                 of $2,500 million; all per
                                                                 year

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.55% on first $500 million
Minnesota Fund                                                                                  0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

Delaware-Voyageur                   DMC        $____________     0.50% per year                 0.50% on first $500 million
Minnesota Insured Fund                                                                          0.475% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year


Delaware-Voyageur Tax-Free          DMC        $____________     0.40% per year                 0.50% on first $500 million
Minnesota Intermediate Fund                                                                     0.475% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

                                      I-5


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 11/30/98     On Average Daily Net Assets    on Average Daily Net Assets
            ----                ------------   --------------        ------------------------       ------------------------

Delaware-Voyageur                   DMC        $____________     0.65% per year                 0.55% on first $500 million
Minnesota High Yield                                                                            0.50% on next $500 million
Municipal Bond Fund                                                                             0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

Voyageur Minnesota Municipal        DMC        $____________     0.40% per year                 N/A
Income Fund,
Inc.***

Voyageur Minnesota Municipal        DMC        $____________     0.40% per year                 N/A
Income Fund II, Inc. ***

Voyageur Minnesota Municipal        DMC        $____________     0.40% per year                 N/A
Income Fund III, Inc.***

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% on first $500 million    N/A
Missouri Insured Fund                                            0.475% on next $500 million
                                                                 0.45%  on  next $1,500  million
                                                                 0.425% on assets in excess of
                                                                 $2,500 million; all per year


Delaware-Voyageur Tax-Free          DMC        $____________     0.55% on first $500 million    N/A
New Mexico Fund                                                  0.50% on next $500 million
                                                                 0.45%  on  next $1,500  million
                                                                 0.425% on assets in excess of
                                                                 $2,500 million; all per year

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.55% on first $500 million
New York Fund                                                                                   0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.50% on next $500 million
North Dakota Fund                                                                               0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year



Delaware-Voyageur Tax-Free          DMC        $____________     0.50% on first $500 million    N/A
Oregon Insured Fund                                              0.475% on next $500 million
                                                                 0.45%  on  next $1,500 million
                                                                 0.425% on assets in excess of
                                                                 $2,500 million; all per year

Delaware-Voyageur Tax-Free          DMC        $____________     0.55% on first $500 million    N/A
Utah Fund                                                        0.50% on next $500 million
                                                                 0.45% on next $1,500 million
                                                                 0.425% on assets in excess of
                                                                 $2,500 million; all per year


Delaware-Voyageur Tax-Free          DMC        $____________     0.50% on first $500 million    N/A
Washington Insured Fund                                          0.475% on next $500 million
                                                                 0.45% on next $1,500 million
                                                                 0.425% on assets in excess of
                                                                 $2,500 million; all per year


Delaware-Voyageur Tax-Free          DMC        $____________     0.50% per year                 0.55% on first $500 million
Wisconsin Fund                                                                                  0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

                                    EXHIBIT J

                     FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, made by and between [REGISTRANT], a[____________] ("Fund") on behalf of the [SERIES] ("Series"), and [MANAGER NAME] , a ________________] ("Investment Manager").

                                   WITNESSETH:

WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and is currently comprised of [_] series, including the Series; as a separate series of the Fund, each series engages in the business of investing and reinvesting its assets in securities, and

WHEREAS, the Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

WHEREAS, the Fund on behalf of the Series and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Series' assets and to administer its affairs, subject to the direction of the Fund's Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Series and shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of any of the investment companies within the Delaware Investments family (including the Fund). Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to any Sub-Adviser, as defined in Paragraph 5 hereof, or to any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company is investment manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Fund and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or any Sub-Adviser, as defined in Paragraph 5 hereof, exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets, a fee based on the average daily net assets of the Series during the month. Such fee shall be calculated in accordance with the following schedule:

            Monthly             Annual Rate            Average Daily Net Assets
            -------             -----------            ------------------------

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     7. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.
                                      J-2

     8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Fund's investment adviser, other mutual funds as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

     9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     10. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the     day of       , 19  .

[MANAGER NAME]                                             [REGISTRANT NAME]

                                                          for the [SERIES NAME]

By:_________________________________
Name:_______________________________
Title:______________________________

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________
Attest:_____________________________
Name:_______________________________
Title:______________________________

                                           Attest:______________________________
                                           Name:________________________________
                                           Title:_______________________________


                                      J-4


                                    EXHIBIT K

                         FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT, made by and between [MANAGER NAME] ("Investment Manager"), and [SUB-ADVISER NAME] ("Sub-Adviser").

                                   WITNESSETH:

WHEREAS, [REGISTRANT NAME], a [______________] ("Fund"), has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities, and

WHEREAS, the Investment Manager and the Fund on behalf of the [Series] ("Series") have entered into an agreement of even date herewith ("Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Fund on behalf of the Series; and

WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more Sub-Adviser to assist the Investment Manager in providing investment advisory services to the Fund on behalf of the Series; and

WHEREAS, the Investment Manager and the Sub-Adviser are registered Investment Advisers under the Investment Advisers Act of 1940 and engage in the business of providing investment management services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, to manage the investment and reinvestment of that portion of the Series' assets as the Investment Manager shall designate from time to time and to furnish the Investment Manager with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to securities in which the Series may invest, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Series with respect to that portion of the Series' assets designated by the Investment Manager, shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding its activities as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request in the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Investment Manager and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the Investment Company Act of 1940.

     2. Under the terms of the Investment Management Agreement, the Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Without limiting the foregoing, except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, the Sub-Adviser shall have no responsibility for record maintenance and preservation obligations under Section 31 of the Investment Company Act of 1940.

     Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds which have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Directors, officers and/or employees of the Fund, shall not receive any compensation from the Fund for acting in such dual capacity. In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Fund, the Investment Manager and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to the Sub-Adviser or to any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the Funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Sub-Adviser may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund for the benefit of the Series by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser:

     [(The following language is used for funds that do not have an asset-based sub-advisory fee rate:) a monthly fee equal to [%] of the fees paid to the Investment Manager under the Investment Management Agreement.]

     [(The following language is used for funds that have an asset-based sub-advisory fee rate:) a monthly fee equal to [insert asset-based fee rate]; provided however, that the Sub-Adviser shall waive all or a portion of the fees payable under this Agreement to the extent necessary to bear its proportionate share of any management fee waiver undertaken by the Investment Manager. The amount of such waiver by the Sub-Adviser shall be calculated by multiplying the dollar amount of the management fees waived by the investment manager by the percentage that the then-current sub-advisory fee rate represents of the then-current investment management fee rate.]

     If this Agreement is terminated prior to the end of any calendar month, the Sub-Advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Sub-Adviser to the Fund for the benefit of the Series under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby; provided, however, except for advisory arrangements implemented prior to the date of this Agreement, during the term of this Agreement, the Sub-Adviser, will not, without the written consent of the Investment Manager, which consent will not be unreasonably withheld, render investment company (or portfolio thereof) which the Investment manger reasonably determines would be in competition with and which has investment policies similar to those of the Portfolio.

     6. Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     The Investment Manager agrees that it shall not use the Sub-Adviser's name or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Series' shareholders, without the prior written consent of the Sub-Adviser.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser to the Fund, the Sub-Adviser shall not be subject to liability to the Fund, to the Investment Manager or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Investment Manager or the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Fund's intention to do so, in the case of the Fund pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Investment Manager and the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

     9. This Agreement shall extend to and bind the successors of the parties hereto.

     10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers as of the day of [_____________], [______].


                                         [MANAGER NAME]


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         Attest:
                                                --------------------------------


                                         [SUB-ADVISER NAME]

                                          By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         Attest:
                                                --------------------------------

Agreed to and accepted as of the day and year first above written:

                                         [REGISTRANT NAME]
                                             on behalf of the [SERIES NAME]

                                         By:
                                             -----------------------------------
                                                          Chairman


                                         Attest:
                                                --------------------------------

                                    EXHIBIT L

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION



                      AGREEMENT AND PLAN OF REORGANIZATION


                  This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ______________, 1998 by and between [name of Delaware business trust], a Delaware business trust ("Fund"), and [name of Maryland corporation/Delaware Group State Tax-Free Income Trust], a Maryland corporation/Pennsylvania common law trust ("Corporation/Trust") (the Fund and the Corporation/Trust are hereinafter collectively referred to as the "parties").
                  In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

            1.    Plan of Reorganization.

                  (a) Upon satisfaction of the conditions precedent described in
Section 3 hereof, the Corporation/Trust will convey, transfer and deliver to the Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Corporation's/Trust's then-existing assets, the assets belonging to each series of the Corporation/Trust to be conveyed, transferred and delivered to the corresponding series of the Fund. In consideration thereof, the Fund agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Corporation's/Trust's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to each series of the Corporation/Trust to become the obligations and liabilities of the corresponding series of the Fund, and (2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, $.01 par value, of each of the Fund's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are individually and collectively referred to as "Series of the Fund" and the classes are individually referred to as a "Class of the Fund" and collectively as "Classes of the Fund"), equal in number to the number of full and fractional shares of common stock/beneficial interest, ______ par value, of, respectively, each of the Corporation's/Trust's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are referred to individually and collectively as "Series of the Corporation/Trust" and the classes are referred to individually as a "Class of the Corporation/Trust" and collectively, as "Classes of the Corporation/Trust") outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

                  (b) In order to effect such delivery, the Fund will establish an open account for each shareholder of each Series of the Corporation/Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of such Series and Class of the Fund equal to the number of full and fractional shares such shareholder holds in the corresponding Series and Class of the Corporation/Trust at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of each Class of the Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each Class of the Fund shall be deemed to be the same as the net asset value per share of the corresponding Class of the Corporation/Trust at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of a Series and Class of the Corporation/Trust will represent the same number of shares of the corresponding Series and Class of the Fund. Each shareholder of the Corporation/Trust will have the right to exchange his (her) share certificates for share certificates of the Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Series and Classes of the Fund to the shareholders of record of the Corporation/Trust, the shares of the Series and Classes of the Corporation/Trust held by such shareholder shall be cancelled.

                  (c) As soon as practicable after the Effective Date of the Reorganization, the Corporation/Trust shall take all necessary steps under Maryland/Pennsylvania law to effect a complete dissolution of the Corporation/Trust.

         2.       Closing and Effective Date of the Reorganization.

                  The Closing shall consist of (i) the conveyance, transfer and delivery of the Corporation's/Trust's assets to the Fund, in exchange for the assumption and payment by the Fund of the Corporation's/Trust's liabilities; and
(ii) the issuance and delivery of the Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Corporation/Trust at which this Agreement will be considered or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

         3.       Conditions Precedent.

                  The obligations of the Corporation/Trust and the Fund to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:
                  (a) Such authority and orders from the Securities and Exchange Commission ("Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;
                  (b) (i) One or more post-effective amendments to the Corporation's/Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Registration Statement as are determined by the Trustees of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Commission; (ii) the Fund shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment to the Registration Statement filed with the Commission relating to the Fund shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Corporation/Trust to a Delaware business trust shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

                  (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Corporation/Trust, the Fund or the shareholders of the Corporation/Trust or the Fund;
                  (d) The Corporation/Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Corporation, to the effect that (i) the Fund is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms; and (iii) the shares of the Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable by the Fund;
                  (e) The Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that: (i) the Corporation is a corporation duly organized and validly existing under the laws of the State of Maryland/the Trust is a business trust organized and subsisting under the laws of the Commonwealth of Pennsylvania; (ii) the Corporation/Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite [corporate] action of the Corporation/Trust and this Agreement has been duly executed and delivered by the Corporation/Trust and is a legal, valid and binding agreement of the Corporation/Trust in accordance with its terms;

                  (f) The shares of each Series and Class of the Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding Series and Class of the Corporation/Trust are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;
                  (g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Corporation/Trust at an annual or special meeting or any adjournment thereof;
                  (h) The shareholders of the Corporation/Trust shall have voted to direct the Corporation/Trust to vote, and the Corporation/Trust shall have voted, as sole shareholder of the Fund, to:

                      (i) Elect as Trustees of the Fund the following individuals: Messrs. Walter P. Babich, Anthony D. Knerr, W. Thacher Longstreth, Charles E. Peck, Wayne A. Stork, Thomas F. Madison, and Jeffrey J. Nick, and Ms. Ann R. Leven;

                      (ii) Select Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending [month and day], 1999/2000;

                      (iii) (A) With respect to each Series, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of a Series of the Corporation/Trust (x) approve a proposal for a new investment management agreement ("New Investment Management Agreement") between the current investment advisor to the Series (the "Advisor") and the Corporation/Trust on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the New Investment Management Agreement, or (y) do not approve a proposal for a New Investment Management Agreement between the Advisor and the Corporation/Trust on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the then-current investment management agreement between the Advisor and the Corporation/Trust on behalf of such Series;

                            (B) With respect to each Series that is subject to a
sub-advisory agreement, if any, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of such Series of the Corporation/Trust (x) approve a proposal for a new sub-advisory agreement ("New Sub-Advisory Agreement") between the Advisor and the current sub-advisor (the "Sub-Advisor") with respect to the assets of such Series, approve a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the New Sub-Advisory Agreement, or (y) do not approve a proposal for a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor, approve a sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the then-current sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series;

                  (i) The Trustees of the Fund shall have taken the following actions at a meeting duly called for such purposes:

                           (i) Approval of the investment management agreements
and the sub-advisory agreements, if any, described in paragraph (h) of this
Section 3 hereof for each Series of the Fund;

                           (ii) Approval of a distribution plan, if any, for
each Class of each Series of the Fund, as adopted pursuant to Rule 12b-1 under the 1940 Act, that is substantially identical to the then-current distribution plan, if any, as adopted pursuant to Rule 12b-1 under the 1940 Act for each Class of each corresponding Series of the Corporation/Trust;

                           (iii) Approval of the assignment of the
Corporation's/Trust's Custodian Agreement with The Chase Manhattan Bank to the Fund;

                           (iv)  Selection of Ernst & Young LLP as the Fund's
independent auditors for the fiscal year ending [month and day], 2000;

                           (v)   Approval of the Fund's Shareholders Services
Agreement with Delaware Service Company, Inc.;

                           (vi)  Approval of the Fund Accounting Agreement
with Delaware Service Company, Inc. that covers the funds comprising the Delaware Investments Family of Funds;

                           (vii) Approval of the Distribution Agreement between
the Fund and Delaware Distributors, L.P. on behalf of the Series and Classes;

                           (viii) Authorization of the issuance by the Fund,
prior to the Effective Date of the Reorganization, of one share of each Series and Class of the Fund to the Corporation/Trust in consideration for the payment of $10.00 per share for the purpose of enabling the Corporation/Trust to vote on the matters referred in paragraph (h) of this Section 3 hereof;

                           (ix)   Submission of the matters referred to in
paragraph (h) of this Section 3 to the Corporation/Trust as sole shareholder of each Series of the Fund; and

                           (x)    Authorization of the issuance and delivery
by the Fund of shares of each Series and Class of the Fund on the Effective Date of the Reorganization in exchange for the assets of the corresponding Series of the Corporation/Trust pursuant to the terms and provisions of this Agreement.

                  At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors/Trustees of the Corporation/Trust if, in the judgment of such Board, such waiver will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Corporation/Trust under this Agreement.

         4.       Termination.
                  The Board of Directors/Trustees of the Corporation/Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Corporation/Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

         5.       Entire Agreement.
                  This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

         6.       Further Assurances.
                  The Corporation/Trust and the Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         7.       Counterparts.
                  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         8.       Governing Law.
                  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Maryland/ Commonwealth of Pennsylvania.

                  IN WITNESS WHEREOF, the Fund and the Corporation/Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.
                                   [Name of Maryland corporation/ Delaware Group State Tax-Free Income Trust]
                                   (a Maryland Corporation/Pennsylvania Common
                                   Law Trust)
Attest:


By: /s/ George M. Chamberlain, Jr        By: /s/ Jeffrey J. Nick
    ----------------------------------       -----------------------------------
         George M. Chamberlain, Jr.              Jeffrey J. Nick
         Secretary                               President and Chief Executive
                                                 Officer

                                               [Name of Delaware business trust]
                                               (a Delaware business trust)
Attest:


By: /s/ Eric E. Miller                            By: /s/ Jeffrey J. Nick
    -------------------------------------             --------------------------
         Eric E. Miller                                    Jeffrey J. Nick
         Assistant Secretary                               President and
                                                           Chief Executive
                                                           Officer

                                    Appendix


Series and Classes of [name of Maryland           Corresponding Series and
corporation/ Delaware Group State                 Classes of [name of Delaware
Tax-Free Income Trust]                            business trust]

                                    EXHIBIT M

                     COMPARISON AND SIGNIFICANT DIFFERENCES

             FOR DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS

  Unless otherwise defined in this Exhibit, capitalized terms have the meanings set forth in Proposal Seven.


-------------------------- ------------------------------------------------------  -------------------------------------------------
                                            Delaware Business Trust                              Maryland Corporation
-------------------------- ------------------------------------------------------  -------------------------------------------------
Governing Documents        -- Created by a governing instrument (which may          -- A corporation's articles of incorporation
                           consist of one or more instruments, including an         must be filed with the State Department of
                           agreement and declaration of trust and By-Laws) and a    Assessments and Taxation of the State of
                           Certificate of Trust, which must be filed with the       Maryland in order to form a Maryland
                           Delaware Secretary of State. The Delaware Business       corporation.
                           Trust ("DBT") statutes found at Del. Code. Ann. title
                           12, S.3801, et seq. are referred to in this chart as     -- Under Maryland law, the business and
                           the "Delaware Act."                                      affairs of a corporation are governed by its
                                                                                    articles of incorporation and By-Laws (the
                           -- A DBT is an unincorporated association organized      "charter documents"). A Board of Directors
                           under the Delaware Act which operates similar to a       manages or directs the business and affairs
                           typical corporation. A DBT's operations are governed     of a Maryland corporation.
                           by a trust instrument and By-Laws. The business and
                           affairs of a DBT are managed by or under the             -- A Maryland corporation organized as an
                           direction of a Board of Trustees.                        open-end investment company is subject to the
                                                                                    1940 Act.
                           -- DBTs are organized as an open-end investment
                           company subject to the Investment Company Act of
                           1940, as amended (the "1940 Act"). Shareholders own
                           shares of "beneficial interest" as compared to the
                           shares of "common stock" issued by corporations.
                           There is however, no practical difference between the
                           two types of shares.

                           -- As described in this chart, DBTs are granted a
                           significant amount of organizational and operational
                           flexibility. The Delaware Act makes it easier to
                           obtain needed shareholder approvals, and also permits
                           management of a DBT to take various actions without
                           being required to make state filings or obtain
                           shareholder approval. The Delaware Act also contains
                           favorable limitations on shareholder and Trustee
                           liability, and provides for indemnification out of
                           trust property for any shareholder or Trustee that
                           may be held personally liable for the obligations of
                           a Delaware Trust.
-------------------------- ------------------------------------------------------   ------------------------------------------------


-------------------------- ------------------------------------------------------  -------------------------------------------------
                                            Delaware Business Trust                              Maryland Corporation
-------------------------- ------------------------------------------------------  -------------------------------------------------
Multiple Series and        -- Under the Delaware Act, a declaration of trust may    -- Maryland law permits a corporation to
Classes                    provide for classes, groups or series of shares, or      issue one or more classes of stock and, if
                           classes, groups or series of trustees or                 the stock is divided into classes, the
                           shareholders, having such relative rights, powers and    charter is required to describe each class,
                           duties as the declaration of trust may provide. The      including any preferences, conversion or
                           series and classes of a DBT may be described in the      other rights, voting powers, restrictions,
                           declaration of trust or in resolutions adopted by the    limitations as to dividends, qualifications
                           board of trustees. Neither state filings nor             and terms or conditions of redemption. The
                           shareholder approval is required to create series or     charter documents which describe a new series
                           classes. The New Funds' Agreement and Declaration of     or classes, or a change to an existing series
                           Trust (the "Declaration of Trust") permits the           or class, are amendments to the fund's
                           creation of multiple series and classes and              charter documents and must be filed with the
                           establishes the provisions relating to shares.           State of Maryland. Although a charter
                                                                                    amendment is involved, Maryland law allows a
                           -- The Delaware Act explicitly provides for a            fund's board to exchange, classify,
                           reciprocal limitation of interseries liability. The      reclassify, cancel any of its issued or
                           debts, liabilities, obligations and expenses             unissued stock, or increase or decrease the
                           incurred, contracted for or otherwise existing with      aggregate number of shares of stock without
                           respect to a particular series of a multiple series      shareholder approval by filing Articles
                           investment company registered under the 1940 Act are     Supplementary in the State of Maryland.
                           enforceable only against the assets of such series,      Maryland law also permits a board to change
                           and not against the assets of the trust, or any other    the preferences, conversion and other rights,
                           series, generally, provided that: (i) the governing      voting powers, restrictions, limitation as to
                           instrument creates one or more series; (ii) separate     dividends, qualifications, and terms and
                           and distinct records are maintained for any such         conditions of redemption of any of its issued
                           series; (iii) the series' assets are held and            or unissued stock without shareholder
                           accounted for separately from the trust's other          approval.
                           assets or any series thereof; (iv) notice of the
                           limitation on liabilities of the series is set forth     -- Maryland law does not contain specific
                           in the certificate of trust; and (v) the governing       statutory provisions addressing series
                           instrument so provides. The Declaration of Trust for     liability with respect to a multiple series
                           the New Funds provides that each of its series shall     investment company; however, if the stock of
                           not be charged with the liabilities of any other         a corporation is divided into classes,
                           series. Further, it states that any general assets or    Maryland law requires the corporation's
                           liabilities not readily identifiable as to a             charter documents to set forth any
                           particular series will be allocated or charged by the    preferences or restrictions relating to such
                           Trustees of the New Funds to and among any one or        classes. As a result, the Current Funds'
                           more series in such manner, and on such basis, as the    standard charter documents state that the
                           Trustees deem fair and equitable in their sole           liabilities of any series shall be charged
                           discretion. As required by the Delaware Act, the New     only to the assets of that particular series.
                           Funds' Certificate of Trust specifically limits the
                           debts, liabilities, obligations and expenses             -- The Articles of Incorporation and By-Laws
                           incurred, contracted for or otherwise existing with      of the Current Funds are consistent with
                           respect to a particular series of the New Fund as        Maryland law.
                           enforceable against the assets of that series of the
                           New Fund, and not against the assets of the New Fund
                           generally.

                           -- Use of the DBT structure could potentially provide greater flexibility with respect to a "fund of funds" operating format as compared with the Maryland corporate structure. Under Maryland law, when one series of a fund purchases shares issued by another series of the same fund, the shares of the purchased series are retired. Thus, it is impractical for a fund organized as a Maryland corporation to operate as a fund of funds when one of its underlying funds is a series of the same Maryland corporation. By comparison, under Delaware law, shares of a series purchased by another series of the same trust are not similarly retired. Thus, a DBT could potentially issue additional series to operate as separate mutual funds which would serve as underlying investments for the fund of funds series.



-------------------------- ------------------------------------------------------  -------------------------------------------------
                                            Delaware Business Trust                              Maryland Corporation
-------------------------- ------------------------------------------------------  -------------------------------------------------
Shareholder Voting         -- The governing instrument determines shareholders'     -- The charter of the Current Funds,
Rights and Proxy           rights. The Declaration of Trust for the New Funds       consistent with Maryland law, provides that
Requirements               provides that shareholders of record of each share       the holder of each share of stock of a fund
                           are entitled to one vote for each full share, and a      is entitled to one vote for each full share,
                           fractional vote for each fractional shares. In           and a fractional vote for each fractional
                           addition, shareholders are not entitled to cumulative    share of stock, irrespective of the series or
                           voting for electing a trustee(s) or for any other        class. In addition, shareholders are not
                           matter. The Declaration of Trust further provides        entitled to cumulative voting for electing
                           that voting by the New Funds will occur separately by    director(s) or for any other matter. The
                           series, and if applicable, by class, subject to: (1)     charters of the Current Funds further state
                           requirements of the 1940 Act where shares of the         that, on any matter submitted to a vote of
                           Trust must be voted in the aggregate without             shareholders, all shares of the corporation
                           reference to series or class, and (2) where the          then issued and outstanding and entitled to
                           matter affects only a particular series or class.        vote, irrespective of series or class, shall
                                                                                    be voted in the aggregate and not by series
                           -- The Delaware Act and By-Laws for the New Funds        or class except when (1) otherwise expressly
                           also permit the New Funds to accept proxies by any       required by Maryland law; (2) required by the
                           electronic, telephonic, computerized,                    1940 Act; and/or (3) the matter does not
                           telecommunications or other reasonable alternative to    affect any interest of the particular series
                           the execution of a written instrument authorizing the    or class, then only shareholders of the
                           proxy to act, provided such authorization is received    affected series or class shall be entitled to
                           within eleven (11) months before the meeting.            vote thereon, unless otherwise expressly
                                                                                    provided in the corporation's charter.

                                                                                    -- Maryland law permits shareholders to vote
                                                                                    in person at the meeting or by proxy through
                                                                                    a signed writing. The signature may be
                                                                                    achieved through any reasonable means
                                                                                    including facsimile. Although Maryland law
                                                                                    permits certain telephone solicitations, it
                                                                                    currently does not provide the level of
                                                                                    flexibility available under the Delaware Act.


-------------------------- ------------------------------------------------------   ------------------------------------------------
-------------------------- ------------------------------------------------------   ------------------------------------------------
Shareholders' Meetings     -- The governing instrument determines beneficial        -- Maryland law provides for a special
                           owners' rights to call meetings. The Declaration of      meeting upon the written request of 25% or
                           Trust for the New Funds provides that the Board of       more of all eligible votes, unless the
                           Trustees shall call shareholder meetings for the         corporate charter or By-Laws contain a
                           purpose of (1) electing trustees, (2) matters            provision setting a greater or lesser
                           prescribed by law, the Declaration of Trust or           percentage (but not more than a majority) of
                           By-Laws, or (3) for taking action upon any other         votes necessary to call the special meeting.
                           matter deemed necessary or desirable by the Board of     The Current Funds' standard By-Laws are more
                           Trustees. An annual shareholders' meeting is not         favorable to shareholders than Maryland law
                           required.                                                because they require a special meeting upon
                                                                                    the written request of the holders of at
                                                                                    least ten percent (10%) of the capital stock
                                                                                    of the corporation entitled to vote at such
                                                                                    meeting. Thus, it is easier for the
                                                                                    shareholders of the Current Funds to call a
                                                                                    special meeting.

                                                                                    -- Under Maryland law, annual shareholder's
                                                                                    meetings of a registered investment company
                                                                                    are not required if the charter or By-Laws of
                                                                                    the company so provide; however, an annual
                                                                                    meeting is required to be held when the 1940
                                                                                    Act requires the election of directors to be
                                                                                    acted upon by shareholders. The By-Laws of
                                                                                    the Current Funds are consistent with
                                                                                    Maryland law.


-------------------------- ------------------------------------------------------  -------------------------------------------------
-------------------------- ------------------------------------------------------  -------------------------------------------------

-------------------------- ------------------------------------------------------  -------------------------------------------------
                                            Delaware Business Trust                              Maryland Corporation
-------------------------- ------------------------------------------------------  -------------------------------------------------
Quorum Requirement         -- The Declaration of Trust of the New Funds,            -- Maryland law and the By-Laws of the
                           consistent with the Delaware Act, establishes a          Current Funds provide that the presence in
                           quorum when thirty-three and one-third percent           person or by proxy of the holders of record
                           (33-1/3%) of the shares entitled to vote are present     of a majority of the outstanding shares of
                           in person or by proxy. For purposes of determining       stock entitled to vote constitute a quorum.1
                           whether a quorum exists, the Declaration of Trust        Maryland law provides that abstentions and
                           provides that abstentions and broker non-votes are       broker non-votes are included and treated as
                           included and treated as votes present at the             votes present at the meeting but are not
                           shareholders' meeting but are not treated as votes       treated as votes cast.
                           cast.

-------------------------- ------------------------------------------------------   ------------------------------------------------
Action Without             -- Delaware law permits the governing instrument to      -- Under Maryland law, any action required to
Shareholders' Meeting      set forth the procedure whereby action required to be    be approved at a meeting of the shareholders
                           approved by shareholders at a meeting may be done by     may also be approved by the unanimous written
                           consent. The Declaration of Trust for the New Funds      consent of the shareholders entitled to vote
                           permits any action required to be approved at a          at such meeting.
                           meeting of shareholders to be approved by the
                           unanimous written consent of the shareholders
                           entitled to vote at such meeting.
-------------------------- ------------------------------------------------------  -------------------------------------------------
------------------------
(1) The Delaware Group Adviser Funds, Inc. provides for a lower quorum standard permitting one-third (1/3) of the issued and outstanding common stock of the Corporation or series or class, as applicable, to establish a quorum.


                                      M-4


-------------------------- ------------------------------------------------------  -------------------------------------------------
                                            Delaware Business Trust                              Maryland Corporation
-------------------------- ------------------------------------------------------  -------------------------------------------------
Matters Requiring          -- The Delaware Act affords Trustees the ability to      -- Consistent with Maryland law, the Current
Shareholder Approval       easily adapt a DBT to future contingencies. For          Funds' Articles of Incorporation require
                           example, Trustees have the authority to incorporate a    shareholder approval by a majority of all
                           DBT to merge or consolidate with another entity, to      votes entitled to be cast to approve the
                           cause multiple series of a DBT to become separate        following: (1) amendments or restatements of
                           trusts, to change the domicile or to liquidate a DBT,    the articles; (2) reduction of state capital;
                           all without having to obtain a shareholder vote. More    (3) a consolidation, merger, share exchange
                           importantly, in cases where funds are required or do     or transfer of assets, including a sale of
                           elect to seek shareholder approval for transactions,     all or substantially all the assets of the
                           the Delaware Act provides great flexibility with         corporation; (4) distribution in partial
                           respect to the quorum and voting requirements for        liquidation; or (5) a voluntary dissolution.
                           approval of such transactions.                           Unless the charter provides for a lesser
                                                                                    standard, Maryland law by itself requires an
                           -- The Declaration of Trust for the New Funds,           affirmative vote of two-thirds (2/3) of all
                           consistent with the Delaware Act, affords                votes entitled to be cast when approving
                           shareholders the power to vote on the following          these extraordinary corporate transactions.
                           matters: (1) the election of trustees (including the     The Current Fund's By-Laws provide that a
                           filling of any vacancies; (2) as required by the         majority of shares voting at the meeting is
                           Declaration of Trust, By-Laws, the 1940 Act or           sufficient to approve other matters properly
                           registration statement; and (3) other matters deemed     before shareholders except for an election of
                           by the Board of Trustees to be necessary or              directors, which require a plurality.1
                           desirable.

                           -- The Declaration of Trust provides that when a
                           quorum is present, a majority of votes cast shall
                           decide any issues, and a plurality shall elect a
                           Trustee(s), unless a different vote is required by
                           the Declaration of Trust, By-Laws or under applicable
                           law.
-------------------------- ------------------------------------------------------  -------------------------------------------------
------------------------
(1) The Delaware Group Adviser Funds, Inc. By-Laws provide that all elections and issues subject to a meeting of shareholders are decided by a majority of votes cast at such meeting, unless a different vote is required by Maryland law, Articles of Incorporation or By-Laws. Based on such By-Laws and Maryland law, the election of directors and other matters properly at a meeting of shareholders (except as noted below) may be decided by a majority of votes cast at the meeting. A different standard exists for certain extraordinary corporate transactions whereby Maryland law requires an affirmative vote of two-thirds (2/3) of all votes entitled to be cast (unless the charter provides a different standard)
in order to approve: (1) amendments to the charter; (2) reduction of stated capital; (3) consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all the assets of the corporation; (4) partial liquidation; or (5) a voluntary dissolution. Accordingly, for these extraordinary corporate transactions, Delaware Group
Adviser Funds, Inc. is subject to the two-thirds (2/3) shareholder voting requirement found in Maryland law.



-------------------------- ------------------------------------------------------ -------------------------------------------------
                                            Delaware Business Trust                              Maryland Corporation
-------------------------- ------------------------------------------------------  -------------------------------------------------
Amendments to Governing    -- The Delaware Act provides broad flexibility with      -- Under Maryland law, the charter of a
Documents                  respect to amendments of governing documents of a        Maryland corporation may be amended only (i)
                           DBT. The New Funds' Declaration of Trust state that,     upon adoption of a resolution by the
                           if shares have been issued, shareholder approval to      Directors which sets forth the proposed
                           adopt amendments to the Declaration of Trust is only     amendments; and (ii) approval of the proposed
                           required if such adoption would adversely affect to a    amendment by the holders of a majority of the
                           material degree the rights and preferences of the        corporation's outstanding shares entitled to
                           shares of any series (or class) already issued.          vote. Maryland law does, however, permit
                           Before adopting any amendment to the Declaration of      investment companies to amend their charter
                           Trust relating to shares without shareholder             documents without shareholder approval in
                           approval, the Trustees are required to determine that    order to create additional series or classes
                           the amendment is: (i) consistent with the fair and       of shares, increase or decrease the aggregate
                           equitable treatment of all shareholders, and (ii)        number of shares of stock that the
                           shareholder approval is not required by the 1940 Act     corporation has authority to issue, or
                           or other applicable law.                                 reflect changes in the names of the
                                                                                    corporation, its series or classes. The
                           -- The New Funds' By-Laws may be amended or repealed     Current Funds' charter documents are
                           by the affirmative vote or written consent of a          consistent with Maryland law. Because
                           majority of the outstanding shares entitled to vote.     shareholder approval is required for most
                           Subject to the rights of the shareholders, those         other amendments to charter documents,
                           By-Laws also may be adopted, amended or repealed by      Maryland law is more restrictive than the
                           the Board of Trustees.                                   Delaware Act.

                                                                                    -- The By-Laws of a Maryland corporation may
                                                                                    also be amended. Maryland law provides that,
                                                                                    after the organizational meeting of the board
                                                                                    of directors, the power to adopt, alter or
                                                                                    repeal the By-Laws is vested in the
                                                                                    shareholders, except to the extent that the
                                                                                    charter or By-Laws vest such power in the
                                                                                    board of directors. Consistent with Maryland
                                                                                    law, the Current Funds' By-Laws provide that
                                                                                    they may be amended, altered or repealed by
                                                                                    the affirmative vote of the holders of a
                                                                                    majority of shares entitled to vote thereon,
                                                                                    or by a majority of the Board of Directors,
                                                                                    as the case may be.




-------------------------- ------------------------------------------------------  -------------------------------------------------
                                            Delaware Business Trust                              Maryland Corporation
-------------------------- ------------------------------------------------------  -------------------------------------------------
Record Date                -- The Delaware Act permits a governing instrument to     -- Maryland law contains provisions by which
                           contain provisions that provide for the establishment     a corporation may determine which
                           of record dates for determining voting rights.            shareholders are entitled to notice of a
                                                                                     meeting, to vote at a meeting, or to any
                           -- The Declaration of Trust for the New Funds             other rights. The Maryland law requires that
                           provides that the Board of Trustees may fix in            the record date be not more than ninety (90)
                           advance a record date which shall not be more than        days and not less than ten (10) days before
                           one hundred eighty (180) days, nor less than seven        the date on which the action requiring
                           (7) days, before the date of any such meeting.            determination will be taken. If a Maryland
                                                                                     corporation does not set a record date,
                                                                                     Maryland law requires that the date be the
                                                                                     later of: (1) thirty (30) days before the
                                                                                     meeting or (2) the close of business on the
                                                                                     day the notice was mailed. Consistent with
                                                                                     Maryland law, the Current Funds' By-Laws
                                                                                     allow the corporation to close the transfer
                                                                                     books twenty (20) days before a meeting or
                                                                                     set a date not more than ninety (90) days
                                                                                     before a meeting for determining such rights.

-------------------------- ------------------------------------------------------   ------------------------------------------------
-------------------------- ------------------------------------------------------   ------------------------------------------------
Removal of Directors/      -- The Delaware Act is silent with respect to the        -- Under Maryland law, shareholders may
Trustees                   removal of Trustees. However, the Declaration of         remove a director with or without cause.
                           Trust states that the Board of Trustees, by action of    Unless the charter provides otherwise,
                           a majority of the then Trustees at a duly constituted    Maryland law requires the affirmative vote of
                           meeting, may fill vacancies in the Board of Trustees     a majority of all votes entitled to be cast
                           or remove Trustees with or without cause.                for the election of directors to remove a
                                                                                    director. Unless the charter provides
                                                                                    otherwise, if a class or series is entitled
                                                                                    to elect one or more directors separately,
                                                                                    such director may not be removed without
                                                                                    cause except by the affirmative vote of a
                                                                                    majority of all the votes of that series or
                                                                                    class. The Current Fund's Articles of
                                                                                    Incorporation and By-Laws (except for one)
                                                                                    are silent regarding the removal of
                                                                                    directors.(1)

-----------------------
(1) The By-Laws of the Delaware Group Adviser Funds, Inc. provide for the removal of a director by two-thirds (2/3) of the record holders of the corporation's common stock of all series. Removal may be achieved either by a declaration in writing filed with the corporation's secretary or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws further state that a meeting of stockholders is to be called for the purpose of removal of a director when requested in writing by stockholders of ten percent or more of the corporation's common stock of all series.


-------------------------- ------------------------------------------------------  -------------------------------------------------
                                            Delaware Business Trust                              Maryland Corporation
-------------------------- ------------------------------------------------------  -------------------------------------------------
Shareholder Rights  of     -- The Delaware Act sets forth the rights of             -- Maryland law provides that during usual
Inspection                 shareholders to gain access to and receive copies of     business hours a shareholder may inspect and
                           certain Trust documents and records. This right is       copy the following corporate documents:
                           qualified by the extent otherwise provided in the        By-Laws; minutes of shareholders' meetings;
                           governing instrument of the Trust as well as a           annual statements of affairs; and voting
                           reasonable demand standard related to the                trust agreements. Moreover, one or more
                           shareholder's interest as an owner of the DBT.           persons who together are, and for at least
                                                                                    six months have been, shareholders of record
                           -- Consistent with Delaware law, the By-Laws of the      of at least five percent of the outstanding
                           New Funds provide that at reasonable times during        stock of any class are entitled to inspect
                           office hours, a shareholder may inspect the share        and copy the corporation's books of account
                           registry and By-Laws. The By-Laws further permit at      and stock ledger and to review a statement of
                           any reasonable time during usual business hours for a    affairs and a list of shareholders.
                           purpose reasonably related to the shareholder's
                           interests, that a shareholder inspect and copy
                           accounting books and records and minutes of
                           proceedings of the shareholders and the Board of
                           Trustees and any committee or committees of the Board
                           of Trustees.

-------------------------- ------------------------------------------------------   ------------------------------------------------
-------------------------- ------------------------------------------------------   ------------------------------------------------
Dividends and Other        -- The Delaware Act does not contain any statutory       -- Maryland law allows the payment of a
Distributions              limitations on the payment of dividends and other        dividend or other distribution unless, after
                           distributions.                                           giving effect to the dividend or other
                                                                                    distribution, (1) the corporation would not
                           -- The New Funds By-Laws specify that the declaration    be able to pay its debts as they become due
                           of dividends is subject to the Declaration of Trust      in the usual course of business or (2) the
                           and applicable law. In addition, the By-Laws provide     corporation's total assets would be less than
                           that prior to payment of dividends, the New Funds may    the corporation's total liabilities plus
                           set aside a reserve(s) to meet contingencies,            (unless the corporation's charter provides
                           equalizing dividends, repairing or maintaining           otherwise) the amount that would be needed,
                           property or for other purposes deemed by the Trustees    if the corporation were to be dissolved at
                           to be in the best interest of the Fund.                  the time of the distribution, to satisfy the
                                                                                    preferential rights upon dissolution of
                                                                                    shareholders whose preferential rights upon
                                                                                    dissolution are superior to those receiving
                                                                                    the distribution.

                                                                                    -- Current Funds By-Laws provide that prior
                                                                                    to payment of dividends, the Funds may set
                                                                                    aside a reserve to meet contingencies,
                                                                                    equalizing dividends, repairing, or
                                                                                    maintaining property or for other purposes
                                                                                    deemed by the directors to be in the best
                                                                                    interest of the Fund.


-------------------------- ------------------------------------------------------   ------------------------------------------------
-------------------------- ------------------------------------------------------   ------------------------------------------------
Shareholder/ Beneficial    -- Personal liability is limited by the Delaware Act      -- As a general matter, the shareholders of a
Owner Liability            to the amount of investment in the trust and may be       Maryland corporation are not personally
                           further limited or restricted by the governing            liable for the obligations of the
                           instrument.                                               corporation. Under Maryland law, a
                                                                                     shareholder of a Maryland corporation may,
                           -- Consistent with Delaware law, the Declaration of       however, be liable in the amount of any
                           Trust for the New Funds provides that the DBT, its        distribution he or she accepts knowing that
                           trustees, officers, employees, and agents do not have     the distribution was made in violation of the
                           the power to personally bind a shareholder.               corporation's charter or Maryland law. The
                           Shareholders of the DBT are entitled to the same          charter for the Current Funds is consistent
                           limitation of personal liability extended to              with Maryland law.
                           stockholders of a private corporation organized for
                           profit under the general corporation law of the State
                           of Delaware.





-------------------------- ------------------------------------------------------   ------------------------------------------------
-------------------------- ------------------------------------------------------   ------------------------------------------------
Director/ Trustee          -- Subject to the declaration of trust, the Delaware     -- Maryland law requires a director to
Liability                  Act provides that a trustee, when acting in such         perform his or her duties in good faith, in a
                           capacity, may not be held personally liable to any       manner he or she reasonably believes to be in
                           person other than the DBT or a beneficial owner for      the best interests of the corporation and
                           any act, omission or obligation of the DBT or any        with the care that an ordinarily prudent
                           trustee. A trustee's duties and liabilities to the       person in a like position would use under
                           DBT and its beneficial owners may be expanded or         similar circumstances. A director who
                           restricted by the provisions of the declaration of       performs his or her duties in accordance with
                           trust.                                                   this standard has no liability by reason of
                                                                                    being or having been a director. If it is
                           -- The Declaration of Trust for the New Funds            established that a director did not meet the
                           provides that the Trustees shall not be liable or        foregoing standard, the director, for
                           responsible in any event for any neglect or              example, may be personally liable to the
                           wrongdoing of any officer, agent, employee, manager      corporation for (i) voting or assenting to a
                           or principal underwriter of the New Funds, nor shall     distribution of assets to shareholders which
                           any Trustee be responsible for the act or omission of    is in violation of either the Funds' charter
                           any other Trustee. In addition, the Declaration of       documents or Maryland law; and (ii) voting or
                           Trust also provides that the Trustees acting in their    assenting to a repurchase of the
                           capacity as Trustees, shall not be personally liable     corporation's shares in violation of Maryland
                           for acts done by or on behalf of the New Fund.           law. Maryland law as well as the applicable
                                                                                    Current Funds' charter document prohibit
                                                                                    limiting a director's liability if said
                                                                                    director would otherwise be subject by reason
                                                                                    of willful misfeasance, bad faith, gross
                                                                                    negligence or reckless disregard of one's
                                                                                    duties.

                                                                                    -- Seven of the Current Fund's charter
                                                                                    documents do not contain provisions regarding
                                                                                    director liability.(1) The other remaining
                                                                                    Current Funds that have this liability
                                                                                    provision state that to the fullest extent
                                                                                    that liability is limited under Maryland law,
                                                                                    no director or officer will be liable to the
                                                                                    corporation or its shareholders for damages.


-----------------------
(1) These seven Current Funds include: Delaware Group Equity Funds I, Equity Funds II, Equity Funds III, Equity Funds V,
Government Funds, Income Funds and Tax-Free Fund.


-------------------------- ------------------------------------------------------  -------------------------------------------------
                                            Delaware Business Trust                              Maryland Corporation
-------------------------- ------------------------------------------------------  -------------------------------------------------
Indemnification            -- The Delaware Act permits a DBT to indemnify and       -- Under Maryland law, a director or officer
                           hold harmless any trustee, beneficial owner or agent     who is threatened or made a party to a
                           from and against any and all claims and demands.         proceeding, may be indemnified against
                           Consistent with the Delaware Act, the Declaration of     judgments, penalties, fines, settlements and
                           Trust for the New Funds provides for the                 reasonable expenses actually incurred by the
                           indemnification of officers and trustees from and        director in connection with the proceeding.
                           against any and all claims and demands arising out of    Indemnification will not be permitted if the
                           or related to the performance of duties as an officer    act or omissions of the Director or officer:
                           or Trustee. The New Funds will not indemnify, hold       (1) was material to the matter giving rise to
                           harmless or relieve from liability trustees or           the proceeding and was committed in bad faith
                           officers for those acts or omissions for which they      or the result of active and deliberate
                           are liable if such conduct constitutes willful           dishonesty; (2) resulted in an improper
                           misfeasance, bad faith, gross negligence or reckless     benefit to the individual; or (3) was
                           disregard of their duties.                               committed when the director or officer had
                                                                                    reasonable cause to believe that the act or
                           -- The Declaration of Trust also provides that any       omission was unlawful.
                           shareholder or former shareholder that is exposed to
                           liability by reason of a claim or demand related to
                           having been a shareholder, and not because of his or
                           her acts or omissions, shall be entitled or beheld
                           harmless and indemnified out of the assets of the
                           DBT.

-------------------------- ------------------------------------------------------   ------------------------------------------------
-------------------------- ------------------------------------------------------   ------------------------------------------------
Insurance                  -- The Delaware Act does not contain a provision         -- Under Maryland Law, a corporation may
                           specifically related to insurance. The Trust's           purchase insurance on behalf of any director,
                           Declaration of Trust provides that the Trustees shall    officer or employee against any liability
                           be entitled and have the authority to purchase with      asserted against and incurred by such person
                           Trust assets insurance for liability and for all         in any such capacity or arising out of such
                           expenses reasonably incurred or paid or expected to      person's position, whether or not the
                           be paid by a Trustee or officer in connection with       corporation would have the power to indemnify
                           any claim, or proceeding in which he or she becomes      such person against such liability. Under
                           involved by virtue of his or her capacity (or former     Maryland law, insurance also may be purchased
                           capacity) with the Trust. The Bylaws of the New Funds    under the corporate by-laws on behalf of
                           permit such insurance coverage to extend to employees    agents of a fund. The Current Funds' Bylaws
                           and other agents of the Trust.                           are silent with respect to this issue.
-------------------------- ------------------------------------------------------  -------------------------------------------------
-------------------------- ------------------------------------------------------  -------------------------------------------------

                     COMPARISON AND SIGNIFICANT DIFFERENCES

         FOR DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS

        Unless otherwise defined in this Exhibit, capitalized terms have the meanings set forth in Proposal Seven.

================================================================================
                                Delaware Business Trust
================================================================================
Governing          -- Created by a governing instrument (which may consist of
Documents          one or more instruments, including an agreement and
                   declaration of trust and By-Laws) and a Certificate of Trust, which must be filed with the Delaware Secretary of State. The
                   Delaware Business Trust ("DBT") statutes found at Del. Code.
                   Ann. title 12, s.3801, et seq. are referred to in this chart as the "Delaware Act."

                   -- A DBT is an unincorporated association organized under the Delaware Act which operates similar to a typical corporation. A DBT's operations are governed by a trust instrument and By-Laws. The business and affairs of a DBT are managed by or under the direction of a Board of Trustees.

                   -- DBTs are organized as an open-end investment company subject to the Investment Company Act of 1940, as amended (the "1940 Act"). Shareholders own shares of "beneficial interest" as compared to the shares of "common stock" issued by corporations. There is however, no practical difference between the two types of shares.

                   -- As described in this chart, DBTs are granted a significant amount of organizational and operational flexibility. The Delaware Act makes it easier to obtain needed shareholder approvals, and also permits management of a DBT to take various actions without being required to make state filings or obtain shareholder approval. The Delaware Act also contains favorable limitations on shareholder and Trustee liability, and provides for indemnification out of trust property for any shareholder or Trustee that may be held personally liable for the obligations of a DBT.

--------------------------------------------------------------------------------
Multiple Series    -- Under the Delaware Act, a declaration of trust may provide
and Classes        for classes, groups or series of shares, or classes, groups or series of shareholders, having such relative rights, powers and duties as the declaration of trust may provide.
                   The series and classes of a DBT may be described in the declaration of trust or in resolutions adopted by the board of trustees. Neither state filings nor shareholder approval is required to create series or classes. The New Fund's
                   Agreement and Declaration of Trust (the "Declaration of
                   Trust") permits the creation of multiple series and classes and establishes the provisions relating to shares.

                   -- The Delaware Act explicitly provides for a reciprocal limitation of interseries liability. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of a multiple series investment company registered under the 1940 Act are enforceable only against the assets of such series, and not against the assets of the trust, or any other series, generally, provided that: (i) the governing instrument creates one or more series;

================================================================================
                                Delaware Business Trust
================================================================================
                      (ii) separate and distinct records are maintained for any
                   such series;

                      (iii) the series' assets are held and accounted for
                   separately from the trust's other assets or any series thereof;

                      (iv) notice of the limitation on liabilities of the series is set forth in the certificate of trust; and

                      (v) the governing instrument so provides.

                   -- The Declaration of Trust for the New Fund provides that each of its series shall not be charged with the liabilities of any other series. Further, it states that any general assets or liabilities not readily identifiable as to a particular series will be allocated or charged by the Trustees of the New Fund to and among any one or more series in such manner, and on such basis, as the Trustees deem fair and equitable in their sole discretion. As required by the Delaware Act, the New Fund's Certificate of Trust specifically limits the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the New Fund as enforceable against the assets of that series of the New Fund, and not against the assets of the New Fund generally.

                   -- A court applying federal securities law may not respect provisions that serve to limit the liability of one series of an investment company's shares for the liabilities of another series. Accordingly, provisions relating to series liability contained in a Declaration of Trust may be preempted by the way in which the courts interpret the 1940 Act.


--------------------------------------------------------------------------------
Shareholder        -- The governing instrument determines shareholders' rights.
Voting Rights      The Declaration of Trust for the New Fund provides that
and Proxy          shareholders of record of each share are entitled to one vote
Requirements       for each full share, and a fractional vote for each
                   fractional shares. In addition, shareholders are not entitled to cumulative voting for electing a trustee(s) or for any other matter. The Declaration of Trust further provides that voting by the New Fund will occur separately by series, and if applicable, by class, subject to: (1) requirements of the 1940 Act where shares of the Trust must be voted in the aggregate without reference to series or class, and (2) where the matter affects only a particular series or class.

================================================================================
                                Delaware Business Trust
================================================================================
                   -- The Delaware Act and By-Laws for the New Fund also permits the New Fund to accept proxies by any electronic, telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided such authorization is received within eleven (11) months before the meeting.

--------------------------------------------------------------------------------
Shareholders'      -- Delaware law permits special shareholder meetings to be
Meetings           called for any purpose. However, the Declaration of Trust for the New Funds provides that the Board of Trustees shall call shareholder meetings for the purpose of (1) electing trustees, (2) matters prescribed by law, the Declaration of Trust or By-Laws, or (3) for taking action upon any other matter deemed necessary or desirable by the Board of Trustees. The By-Laws further provide that a shareholder meeting may be called at any time by the Board of Trustees, by the Chairperson of the Board, or by the President or any Vice President or the Secretary and any two (2) Trustees. An annual shareholders' meeting is not required by Delaware law, the Declaration of Trust or By-Laws.

--------------------------------------------------------------------------------
Quorum             -- The Declaration of Trust of the New Fund, consistent with
Requirement        the Delaware Act, establishes a quorum when thirty-three and one-third percent (33-1/3%) of the shares entitled to vote are present in person or by proxy. For purposes of determining whether a quorum exists, the Declaration of Trust provides that abstentions and broker non-votes are included and treated as votes present at the shareholders' meeting but are not treated as votes cast.

--------------------------------------------------------------------------------
Action             -- Delaware law permits the governing instrument to set forth
Without            the procedure whereby action required to be approved by
Shareholders'      shareholders at a meeting may be done by consent. The
Meeting            Declaration of Trust for the New Fund allows an action to be taken absent a shareholder meeting if the shareholders having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on the matter were present and voted, consent to be the action in writing.

--------------------------------------------------------------------------------
Matters            -- The Delaware Act affords Trustees the ability to easily
Requiring          adapt a DBT to future contingencies. For example, Trustees
Shareholder        have the authority to incorporate a DBT, to merge or
Approval           consolidate with another entity, to cause multiple series of a DBT to become separate trusts, to change the domicile or to liquidate a DBT, all without having to obtain a shareholder vote. More importantly, in cases where funds are required or do elect to seek shareholder approval for transactions, the Delaware Act provides great flexibility with respect to the quorum and voting requirements for approval of such transactions.

================================================================================
                                Delaware Business Trust
================================================================================
                   -- The Declaration of Trust for the New Fund, consistent with the Delaware Act, affords shareholders the power to vote on the following matters:

                      (1) the election of trustees (including the filling of any vacancies;

                      (2) as required by the Declaration of Trust, By-Laws, the
                   1940 Act or registration statement; and

                      (3) other matters deemed by the Board of Trustees to be
                   necessary or desirable.

                   -- The Declaration of Trust further provides that when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee(s), unless a different vote is required by the Declaration of Trust, By-Laws or under applicable law.


--------------------------------------------------------------------------------
Amendments         -- The Delaware Act provides broad flexibility with respect
to Governing       to amendments of governing documents of a DBT. The New Fund's
Documents          Declaration of Trust state that, if shares have been issued, shareholder approval to adopt amendments to the Declaration of Trust is only required if such adoption would adversely affect to a material degree the rights and preferences of the shares of any series (or class) already issued. Before adopting any amendment to the Declaration of Trust relating to shares without shareholder approval, the Trustees are required to determine that the amendment is: (i) consistent with the fair and equitable treatment of all shareholders, and (ii) shareholder approval is not required by the 1940 Act or other applicable law.

                   -- The New Fund's By-Laws may be amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote. Subject to the rights of the shareholders, those By-Laws also may be adopted, amended or repealed by the Board of Trustees.


--------------------------------------------------------------------------------
Record             -- Delaware law permits a governing instrument to contain
Date/Notice        provisions that provide for the establishment of record dates for determining voting rights.

                   -- The Declaration of Trust for the New Fund provides that the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty (180) days, nor less than seven (7) days, before the date of any such meeting. The Declaration of Trust for the New Fund also establishes procedures by which a record date can be set if the Board fails to establish a record date in accordance with the above procedures. In such situations, the record date for determining which shareholders are entitled to notice of or to vote at any meeting, is set at the close of business on the first business day that precedes the day on which notice is given or, if notice is waived, at the close of business on the business day which is five (5) days next preceding the day on which the meeting is held. The Declaration of Trust provides that the record date for determining shareholders entitled to give consent to action in writing without a meeting is determined in the following manner: (i) when the Board of Trustees has not taken prior action, the record date will be set on the day on which the first written consent is given; or (ii) when the Board of Trustees has taken prior action, the record date will be set at the close of business on the day on which the Board of Trustees adopt the resolution relating to that action or the seventy-fifth
                   (75th) day before the date of such other action, whichever is later.

                   -- The By-Laws for the New Fund provides that all notices of shareholder meetings shall be sent or otherwise given to shareholders not less than seven (7) or more than ninety-three (93) days before the date of the meeting.(2)


--------------------------------------------------------------------------------
Removal of         -- The Delaware Act is silent with respect to the removal of
Directors/         Trustees. However, the Declaration of Trust states that the
Trustees           Board of Trustees, by action of a majority of the then
                   Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause.

Shareholder        -- The Delaware Act sets forth the rights of shareholders to
Rights of          gain access to and receive copies of certain Trust documents
Inspection         and records. This right is qualified by the extent otherwise provided in the governing instrument of the Trust as well as a reasonable demand standard related to the shareholder's interest as an owner of the DBT.

                   -- Consistent with Delaware law, the By-Laws of the New Fund provides that at reasonable times during office hours, a shareholder may inspect the share registry and By-Laws. The By-Laws further permit at any reasonable time during usual business hours for a purpose reasonably related to the shareholder's interests, that a shareholder inspect and copy accounting books and records and minutes of proceedings of the shareholders and the Board of Trustees and any committee or committees of the Board of Trustees.

================================================================================
                                Delaware Business Trust
================================================================================
Dividends and      -- The Delaware Act does not contain any statutory
Other              limitations on the payment of dividends and other
Distributions      distributions. The New Fund's By-Laws specify that the
                   declaration of dividends is subject to the Declaration of Trust and applicable law. In addition, the By-Laws provide that prior to payment of dividends, the New Funds may set aside a reserve(s) to meet contingencies, equalizing dividends, repairing or maintaining property or for other purposes deemed by the Trustees to be in the best interest of the Fund.

--------------------------------------------------------------------------------
Shareholder/       -- Personal liability is limited by the Delaware Act to the
Beneficial         amount of investment in the trust and may be further limited
Owner              or restricted by the governing instrument. Consistent with
Liability          Delaware law, the Declaration of Trust for the New Fund
                   provides that the DBT, its trustees, officers, employees, and agents do not have the power to personally bind a shareholder. Shareholders of the DBT are entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

--------------------------------------------------------------------------------
Director/          -- Subject to the declaration of trust, the Delaware Act
Trustee            provides that a trustee, when acting in such capacity, may
Liability          not be held personally liable to any person other than the
                   DBT or a beneficial owner for any act, omission or obligation of the DBT or any trustee. A trustee's duties and liabilities to the DBT and its beneficial owners may be expanded or restricted by the provisions of the declaration of trust.

                   -- The Declaration of Trust for the New Fund provides that the Trustees shall not be liable or responsible in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the New Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. In addition, the Declaration of Trust also provides that the Trustees acting in their capacity as Trustees, shall not be personally liable for acts done by or on behalf of the New Fund.

--------------------------------------------------------------------------------
Indemnification    -- The Delaware Act permits a DBT to indemnify and hold
                   harmless any trustee, beneficial owner or agent from and against any and all claims and demands. Consistent with the Delaware Act, the Declaration of Trust for the New Fund provides for the indemnification of officers and trustees from and against any and all claims and demands arising out of or related to the performance of duties as an officer or Trustee. The New Fund will not indemnify, hold harmless or relieve from liability trustees or officers for those acts or omissions for which they are liable if such conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

================================================================================
                                Delaware Business Trust
================================================================================
                   -- The Declaration of Trust also provides that any shareholder or former shareholder that is exposed to liability by reason of a claim or demand related to having been a shareholder, and not because of his or her acts or omissions, shall be entitled or beheld harmless and indemnified out of the assets of the DBT.

--------------------------------------------------------------------------------
Insurance          -- The Delaware Act does not contain a provision specifically related to insurance. The Trust's Declaration of Trust provides that the Trustees shall be entitled and have the authority to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, or proceeding in which he or she becomes involved by virtue of his or her capacity (or former capacity) with the Trust. The By-Laws of the New Fund permits such insurance coverage to extend to employees and other agents of the Trust.

================================================================================

================================================================================
                      Pennsylvania Common Law Trust
================================================================================
Governing          -- The Delaware Group State Tax-Free Income Trust (the "PA
Documents          Trust") was created by a declaration of trust ("Declaration of Trust"). The laws and statutes of the Commonwealth of Pennsylvania are silent regarding the creation and operation of the PA Trust. Accordingly, the PA Trust was created and operates in accordance with the common law of the state. As a common law trust, the PA Trust is not subject to any filing requirements as is the case with DBTs in Delaware.


                   -- The PA Trust is a revocable common law trust with shareholders permitted to revoke or redeem their interests consistent with its Declaration of Trust. The PA Trust is governed by its Declaration of Trust and Procedural Guidelines (functional equivalent of By-Laws). The business and affairs of the Trust are managed by and under the direction of a Board of Trustees.

                   -- The PA Trust is organized as an open-end investment company subject to the 1940 Act. Shareholders own shares of "beneficial interest" as compared to the shares of "common stock" issued by corporations. There is however, no practical difference between the two types of shares.

                   -- As described in this chart, the PA Trust is granted a significant amount of organizational and operational flexibility. Pennsylvania law makes it easier to obtain needed shareholder approvals for corporate actions, and also permits management of the PA Trust to take various actions without being required to make state filings or obtain shareholder approval. The PA Trust also contains favorable limitations on shareholder and Trustee liability, and provides for indemnification out of trust property for any shareholder or Trustee that may be held personally liable for the obligations of the Trust.



--------------------------------------------------------------------------------
Multiple Series    -- The Declaration of Trust provides that the beneficial
and Classes        interest of the PA Trust is divided into an unlimited number of transferable beneficial shares. The Trustees are authorized to divide the beneficial shares into separate series and the series into separate classes or sub-series of beneficial shares without making state filings or obtaining shareholder approval subject to applicable rules, regulations or orders of the U.S. Securities and Exchange Commission
                   ("SEC") or other applicable laws or regulations. The
                   Declaration of Trust further provides that such series and classes shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Trustees may determine, provided that they are consistent with the Declaration of Trust.

================================================================================
                      Pennsylvania Common Law Trust
================================================================================
                   -- The Trust Documents do not contain provisions that specifically provide that each series of the Trust shall not be charged with the liabilities of another series of the Trust or the liabilities of the Trust in general; however, as stated above, the Trust's Declaration of Trust provides that the Trustees may determine what preferences, restrictions or other characteristics series and classes of the Trust may have. Therefore, it is possible that the trustees could amend the Trust's Declaration of Trust so that it would explicitly provide that the debts, liabilities, obligations and expenses incurred or contracted for with respect to a particular series would be enforceable only against the assets of that series and not the general assets, if any, of the Trust or any other series of the Trust.

--------------------------------------------------------------------------------
Shareholder        -- The Declaration of Trust for the PA Trust provides that
Voting Rights      each whole beneficial share is entitled to one vote regarding
and Proxy          matters in which it is entitled to vote and a fractional vote
Requirements       for each fractional share. In addition, shareholders are not entitled to cumulative voting for electing a trustee(s). The
                   Declaration of Trust for the PA Trust calls for class voting in certain limited circumstances. Specifically, with respect to any matter relating to or arising from the distribution plan of a particular class, only the shares of that particular class are entitled to vote. Likewise, shares of a particular class are not entitled to vote upon or with respect to any matter relating to or arising from any distribution plan relating to any other class.

                   -- The Declaration of Trust allows for in person and proxy voting. Accordingly, the PA Trust's Procedural Guidelines permit the Trust to accept proxies and votes by various means, including telegram, telex, cablegram or datagram or facsimile or other similar reproduction, in addition to a signed written instrument.

================================================================================
                      Pennsylvania Common Law Trust
================================================================================
Shareholders'      -- The PA Trust's Declaration of Trust provides that the
Meetings           trustees of the Fund are required to call a meeting of the shareholders upon the written request of shareholders owning at least twenty percent (20%) of the outstanding shares that are entitled to vote. The Declaration of Trust and Procedural
                   Guidelines do not require an annual shareholders meeting.

--------------------------------------------------------------------------------
Quorum             -- The PA Trust's Declaration of Trust provides that a
Requirement        majority of the shares of the Trust that are outstanding and entitled to vote constitutes a quorum.

--------------------------------------------------------------------------------
Action             -- The PA Trust's Declaration of Trust and Procedural
Without            Guidelines do not contain any provisions that authorize the
Shareholders'      shareholders of the Trust to take action without a meeting.1
Meeting



--------------------------------------------------------------------------------
Matters            The Declaration of Trust provides shareholders of the Trust
Requiring          with the right to vote: (i) for the election of trustees;
Shareholder        (ii) with respect to the approval of any investment adviser
Approval           to the Fund; (iii) with respect to such additional matters relating to the Trust as may be required or authorized by law, or the Procedural Guidelines of the Trust, or any registration of the Trust with the SEC or any state; and (iv) on such other matters that the trustees may consider desirable.

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                      Pennsylvania Common Law Trust
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                   -- Subject to applicable legal and regulatory requirements or the Trust Documents, the Declaration of Trust further provides that a majority of the beneficial shares voted shall decide any question and a plurality shall elect a trustee, subject to establishing a quorum for the meeting.


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Amendments         -- Trustees may amend the Declaration of Trust without
to Governing       shareholder approval except for those provisions of the
Documents          Declaration of Trust that contain fundamental investment
                   restrictions that require a "vote of a majority of the outstanding voting securities" consistent with the 1940 Act.

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Record             -- The Declaration of Trust sets forth the procedure by which
Date/Notice        the Trust may determine which shareholders are entitled to notice of a meeting, to vote at a meeting or certain other rights.

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                      Pennsylvania Common Law Trust
================================================================================
                   -- The PA Trust's Declaration of Trust provides that the record date for determining which shareholders are entitled to notice of a shareholders' meeting or to vote at a shareholders' meeting may be set at any time from the ninetieth day (90th day) before the meeting up to the day before the meeting.

                   -- The Trust's Declaration of Trust further provides that beneficial owners of the Trust are entitled to at least ten
                   (10) days' notice of a meeting.


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Removal of         -- The PA Trust's Declaration of Trust provides that a
Directors/         Trustee may be removed by a written instrument signed by at
Trustees           least two-thirds (2/3) of the number of Trustees prior to
                   such removal, specifying the date when such removal shall become effective.

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Shareholder        -- The Trust Documents do not contain any provision that
Rights of          authorizes the shareholders to inspect any account, book, or
Inspection         document of the Trust.

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Dividends and      -- The Declaration of Trust provides that Trustees may
Other              declare dividends from time to time. The Declaration of Trust
Distributions      also provides that Trustees may pay and declare such
                   dividends according to whatever formula they adopt (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation). The Trust has adopted a distribution plan under Rule 12b-1 (the "Plan") for certain classes of its shares.
                   Pursuant to the terms of the various classes of the Trust, dividends paid on the shares of a particular class (that is subject to the Plan) shall reflect reductions for payments of fees of the Plan, if any, relating to that class and shall not reflect reductions for payments of fees under the Plan that relate to any other class.

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                      Pennsylvania Common Law Trust
================================================================================
Shareholder/       -- The PA Trust's Declaration of Trust limits the personal
Beneficial         liability of each shareholder to the amount invested in the
Owner              Trust. Trustees are not authorized to personally bind any
Liability          shareholder or demand payment of a shareholder in addition to his or her investment unless agreed to by such shareholder.

                   -- The Declaration of Trust further states that all obligations of the Trust shall include a recitation limiting payment of such obligations to the Trust and its assets. The absence of such a provision does not, however, operate to bind any shareholder.


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Director/          -- Under the Declaration of Trust, if the Trustees have acted
Trustee            under the reasonable belief that their actions are in the
Liability          best interest of the Trust, they can be held personally
                   liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties as Trustees. The Declaration of Trust further provides that every written agreement, obligation or other undertaking made or issued by the Trust may contain a provision, which states that the Trustees will not be held personally liable under said instrument. The absence of such a provision, however, shall not operate to bind any Trustee.

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Indemnification    -- Shareholders held personally liable solely by reason of being a shareholder of the PA Trust are entitled to indemnification from all loss and expense arising from such liability out of the assets of the Trust. Upon request of a shareholder, the PA Trust will assume the defense of any claim against such shareholder for any act or obligation of the Trust and satisfy any judgment based on these claims.

                   -- The Declaration of Trust provides that Trustees and former Trustees are entitled to indemnification for expenses and liabilities (including settlements and related expenses) that are reasonably incurred in connection with their duties as Trustees. Trustees are entitled to indemnification where such Trustee(s) has acted in good faith and with the reasonable belief that his or her actions were in the best interests of the Trust.

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                      Pennsylvania Common Law Trust
================================================================================
                   -- A Trustee will not be indemnified against liability (i) which is the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office; (ii) with respect to any matter which he or she has been adjudicated not to have acted in good faith or in the reasonable belief that his or her action was in the best interest of the Trust; and (iii) in the event of a settlement, unless there has been a determination that the Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by: (a) the court or other body approving the settlement; (b) the vote of a majority of the outstanding beneficial shares of the Trust, not including any beneficial shares of the Trust owned by any affiliated person of the Trust; (c) the vote of two-thirds of those trustees of the Trust, constituting at least a majority of such trustees, who are not themselves involved in the claim, action, suit or proceeding; or (d) by written opinion of independent counsel, provided however, that any shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

                   -- The Declaration of Trust also provides that the Trust may make an advance to a Trustee for expenses incurred in defending any proceeding before the final disposition of the proceeding, provided the Trustee executes an undertaking that he or she will repay the Trust. A Trustee is not required to make such an undertaking if it is later determined that the Trustee is entitled to indemnification.

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Insurance          -- The PA Trust's Declaration of Trust provides that any
                   rights of indemnification may be insured against by policies maintained by the Trust. Any such policies: (i) shall be severable; (ii) shall not affect any other rights to which any Trustee may now or hereafter be entitled; (iii) shall continue as to former Trustees; and (iv) shall inure to the benefit of the heirs, executors and administrators of Trustees and former Trustees.


==========================================================================

(1) The PA Trust's Declaration of Trust allows the Trustees to take action without a meeting by unanimous written consent. Such consent must be filed with the minutes of the proceedings of the Board of Trustees or the particular committee, as applicable.


(2) Pursuant to the By-Laws of the New Fund, regular meetings of the Board of Trustees may be held without notice. Special meetings of the Board of Trustees require at least seven (7) days notice, if given by United States mail, and at least forty-eight (48) hours notice, if notice is delivered personally, by telephone, by courier, to the telegraph company, or by express mail, facsimile, electronic mail or similar service.